UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 26, 2015

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds feature portfolio management by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2015.

How did the Funds perform during the six-month reporting period ended January 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2015 and how did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed the S&P 500® Index and its Lipper classification average for the six-month reporting period ended January 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Stock selection was the key driver of this outperformance, but allocation effects were also a contributing factor. Selections in the consumer discretionary sector were a leading source of positive relative performance, with holdings in that sector generating more

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

than double the total returns of the same sector in the S&P 500® Index. Materials sector holdings also notably contributed to outperformance, providing positive total returns that contrasted significantly with the negative total returns of the S&P 500® Index in that sector. Negative selections in the financials sector limited outperformance, driven by a few business-specific challenges. Holdings in the information technology sector detracted from relative performance as well, also a result of declines on business specific developments. In addition, we currently find companies with compelling dividend growth trends to be generally more attractively valued than companies marked by just high yield. This is because many investors appear to have been focused on high yield for an extended period.

Several individual holdings positively contributed to the Fund’s performance, including pharmacy health care provider CVS Caremark Corporation. We believe the company is currently executing its strategies particularly well, effectively positioning itself to benefit from Medicaid expansion efforts and growing specialty drug sales. Whirlpool Corporation, the home appliance maker, also contributed to performance. The company held a well-received investor day in December, where Whirlpool communicated expectations of profit margin expansion. We believe investors are also pleased with the diversification benefits that could flow from the company’s recently completed acquisition of Italy’s Indesit Company S.p.A. Further, we find U.S. housing still has a long runway of available growth potential and we believe that factor will be supportive of Whirlpool’s business. We believe U.S. housing strength will also benefit home improvement retailer Lowe’s Companies, Inc., which was another positive contributor. The company still trails industry leader Home Depot across several metrics, but per recent sales reports Lowe’s has made considerable headway in closing those gaps.

Several individual holdings detracted from the Fund’s performance, including offshore drilling company Seadrill Limited. A negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Multinational energy company Chevron Corporation was an additional top detractor from the Fund’s performance. Weak oil prices also negatively impacted Chevron, but we believe the company’s strong balance sheet will help it sustain through this difficult period. Heavy equipment producer Caterpillar Inc. was another top detractor, impacted by multiple factors including a strong U.S. dollar, weak commodity prices and faltering global growth. We believe the company still maintains an attractive valuation and continue to hold our position.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI World Index and its Lipper classification average for the six month reporting period ended January 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial wellbeing and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

6	Nuveen Investments

Stock selection was the key driver of this outperformance, as allocation effects were slightly negative. Selections in the industrials sector were a leading source of positive relative performance, providing positive total returns that contrasted significantly with the negative total returns of the MSCI World Index in that sector. Telecommunication services sector holdings notably contributed to outperformance as well, also providing a contrast of positive returns against negative returns from the same sector in the MSCI World Index. Negative selections in the information technology sector limited outperformance, driven by a few business-specific challenges. Holdings in the health care sector detracted from relative performance as well, mostly a result of declines in select pharmaceutical companies. In addition, we currently find companies with compelling dividend growth trends to be generally more attractively valued than companies marked by just high yield. This is because many investors appear to have been focused on high yield for an extended period.

Several individual holdings positively contributed to the Fund’s performance, including pharmacy health care provider CVS Caremark Corporation. We believe the company is currently executing its strategies particularly well, effectively positioning itself to benefit from Medicaid expansion efforts and growing specialty drug sales. Whirlpool Corporation, the home appliance maker, also contributed to performance. The company held a well-received investor day in December, where Whirlpool communicated expectations of profit margin expansion. We believe investors are also pleased with the diversification benefits that could flow from the company’s recently completed acquisition of Italy’s Indesit Company S.p.A. Further, we find U.S. housing still has a long runway of available growth potential and we believe that factor will be supportive of Whirlpool’s business. Rail transportation company Union Pacific Corporation was another contributor. The company appears to have benefited from increased volumes generated by improved consumer spending.

Several individual holdings detracted from the Fund’s performance, including offshore drilling company Seadrill Limited. A negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Major oil/gas producers Total SA and Chevron Corporation were additional top detractors from the Fund’s performance. Both companies suffered from the weakness in oil prices, with Total additionally impacted by the death of the company’s Chairman and CEO in an October 2014 plane crash. We believe both companies have some operational flexibility to navigate the current weak price environment.

Switzerland received many headlines in January 2015 when the country’s central bank unexpectedly announced that it would no longer set the Swiss Franc to the Euro. The stock prices of many Swiss companies declined significantly following the news. We had specific exposure to Switzerland through our positions with Swiss Re AG.

Nuveen Santa Barbara International Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2015.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Stock selection was the key driver of this outperformance, as allocation effects were slightly negative. Selections in the industrials sector were a leading source of positive relative performance, providing positive total returns that contrasted with the negative total returns of the MSCI EAFE Index in that sector. Telecommunication services sector holdings notably contributed to outperformance as well as providing a contrast of significant positive returns against negative returns from the same sector in the MSCI EAFE Index. Negative selections in and a disadvantageous overweight to the energy sector limited outperformance, particularly selections of businesses that supply equipment to the oil/gas industry. Selection effects in the information technology sector also detracted from relative performance, a result of business-specific declines in the Fund’s single holding in that sector. In addition, we currently find companies with compelling dividend growth trends to be generally more attractively valued than companies marked by just high yield. This is because many investors appear to have been focused on high yield for an extended period.

Several individual holdings positively contributed to the Fund’s performance, including Japanese telecommunication company KDDI Corporation. The company appears to be on target for its earnings growth goals, driven by healthy subscriber additions and increases in average-revenue-per-user. Also contributing was Swiss pharmaceutical company Novartis AG. We believe investors are pleased regarding the company’s restructuring progress, as well as positive developments concerning the company’s pipeline of drugs under development. French aerospace and defense company, Safran SA was another contributor. Safran’s modest strength during a time of widespread concerns about the state of the aerospace cycle may have bolstered the company’s stock.

Several individual holdings detracted from the Fund’s performance, including offshore drilling company Seadrill Limited. A negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill in an acknowledgement that it no longer fits our strategy. Italian oil/gas industry supplier Tenaris SA was another top detractor of Fund’s performance. The company has been negatively affected by the aforementioned weakness in oil prices, with customer orders declining in the face of reduced demand. We believe the company has the financial wherewithal to sustain through the present challenging period. Global resources company BHP Billiton Limited was another top detractor, impacted by weakness in prices across the commodity complex during the reporting period.

Switzerland received many headlines in January 2015 when the country’s central bank unexpectedly announced that it would no longer set the Swiss Franc to the Euro. The stock prices of many Swiss companies declined significantly following the news. We had specific exposure to Switzerland through our positions with Swiss Re AG, Novartis AG and Syngenta AG.

8	Nuveen Investments

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.65%	13.28%	14.44%	8.78%
Class A Shares at maximum Offering Price	(1.37)%	6.78%	13.10%	8.06%
S&P 500® Index	4.37%	14.22%	15.60%	7.28%
Lipper Equity Income Funds Classification Average	1.92%	10.72%	13.37%	6.56%

Class C Shares	4.25%	12.41%	13.59%	7.97%
Class R3 Shares	4.50%	12.95%	14.16%	18.52%
Class R6 Shares	4.82%	13.65%	—	14.06%
Class I Shares	4.78%	13.55%	14.73%	9.05%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.18%	12.89%	14.17%	9.31%
Class A Shares at maximum Offering Price	0.08%	6.40%	12.83%	8.57%
Class C Shares	5.77%	12.05%	13.33%	8.49%
Class R3 Shares	6.04%	12.60%	13.89%	19.54%
Class R6 Shares	6.34%	13.26%	—	17.04%
Class I Shares	6.31%	13.16%	14.46%	9.58%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares and Class R6 Shares are from 3/3/09 and 3/25/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.01%	1.76%	1.26%	0.68%	0.76%

12	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	2.44%	9.47%	13.70%
Class A Shares at maximum Offering Price	(3.45)%	3.18%	11.19%
MSCI World Index	(1.39)%	7.00%	16.34%
Lipper Global Equity Income Funds Classification Average	(2.80)%	5.25%	13.26%

Class C Shares	2.06%	8.67%	12.86%
Class R3 Shares	2.28%	9.21%	13.40%
Class I Shares	2.53%	9.74%	13.98%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	0.18%	5.11%	14.40%
Class A Shares at maximum Offering Price	(5.58)%	(0.93)%	11.78%
Class C Shares	(0.19)%	4.33%	13.55%
Class R3 Shares	0.06%	4.85%	14.10%
Class I Shares	0.31%	5.37%	14.68%

Since inception returns are from 06/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.69%	3.39%	3.01%	2.50%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(5.11)%	0.85%	11.58%
Class A Shares at maximum Offering Price	(10.57)%	(4.95)%	9.11%
MSCI EAFE Index	(6.97)%	(0.43)%	13.75%
Lipper International Equity Income Funds Classification Average	(8.76)%	(0.26)%	10.69%

Class C Shares	(5.47)%	0.07%	10.74%
Class R3 Shares	(5.25)%	0.58%	11.30%
Class I Shares	(5.01)%	1.08%	11.86%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(9.79)%	(6.79)%	11.36%
Class A Shares at maximum Offering Price	(14.98)%	(12.15)%	8.81%
Class C Shares	(10.15)%	(7.48)%	10.52%
Class R3 Shares	(9.93)%	(7.05)%	11.06%
Class I Shares	(9.69)%	(6.58)%	11.62%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	6.08%	6.61%	6.51%	5.94%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Holding

Summaries as of January 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	96.4%
Short-Term Investments	2.4%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.3%
Banks	7.2%
Oil, Gas & Consumable Fuels	6.8%
Computers & Peripherals	5.8%
Aerospace & Defense	5.2%
IT Services	4.6%
Insurance	4.5%
Electric Utilities	4.1%
Food & Staples Retailing	3.7%
Health Care Providers & Services	3.1%
Software	2.9%
Road & Rail	2.9%
Textiles, Apparel & Luxury Goods	2.9%
Household Durables	2.8%
Household Products	2.6%
Specialty Retail	2.6%
Media	2.4%
Diversified Telecommunication Services	2.4%
Tobacco	2.3%
Multiline Retail	2.2%
Other	18.1%
Short-Term Investments	2.4%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.0%
CVS Caremark Corporation	3.7%
Wells Fargo & Company	3.1%
UnitedHealth Group Incorporated	3.1%
Union Pacific Corporation	2.9%

Nuveen Investments	15

Holding Summaries as of January 31, 2015 (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	94.9%
Short-Term Investments	3.6%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

BOC Hong Kong Holdings Limited	3.3%
Swiss Re AG	3.2%
Union Pacific Corporation	2.8%
AbbVie Inc.	2.7%
Pfizer Inc.	2.7%

Portfolio Composition

(% of net assets)

Banks	9.7%
Pharmaceuticals	8.8%
Oil, Gas & Consumable Fuels	6.7%
Aerospace & Defense	6.0%
Electric Utilities	4.6%
Wireless Telecommunication Services	4.3%
Containers & Packaging	4.3%
Diversified Telecommunication Services	4.0%
Household Products	3.8%
Computers & Peripherals	3.6%
Insurance	3.2%
Professional Services	2.9%
Road & Rail	2.8%
Food & Staples Retailing	2.6%
Household Durables	2.6%
Automobiles	2.5%
Textiles, Apparel & Luxury Goods	2.2%
Hotels, Restaurants & Leisure	2.2%
Other	18.1%
Short-Term Investments	3.6%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Country Allocation

(% of net assets)

United States	53.6%
United Kingdom	9.8%
France	7.6%
Australia	6.1%
Hong Kong	5.3%
Japan	5.3%
Germany	4.3%
Switzerland	3.2%
Denmark	1.8%
Spain	1.5%
Other Assets Less Liabilities	1.5%
Net Assets	100%

16	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	95.3%
Short-Term Investments	5.0%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Novartis AG	4.1%
Compass Group PLC	3.6%
Novo Nordisk AS, Class B	3.6%
Daimler AG	3.4%
Red Electrica Corporacion SA	3.4%

Portfolio Composition

(% of net assets)

Banks	14.8%
Pharmaceuticals	11.9%
Wireless Telecommunication Services	5.8%
Electric Utilities	5.8%
Chemicals	5.1%
Professional Services	5.0%
Oil, Gas & Consumable Fuels	4.6%
Hotels, Restaurants & Leisure	3.6%
Automobiles	3.4%
Insurance	3.2%
Media	3.1%
Beverages	2.9%
Aerospace & Defense	2.8%
Personal Products	2.7%
Machinery	2.7%
Other	17.9%
Short-Term Investments	5.0%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Country Allocation

(% of net assets)

United Kingdom	21.4%
France	12.5%
Germany	10.1%
Switzerland	9.6%
Japan	9.2%
United States	7.4%
Australia	6.8%
Hong Kong	5.3%
Spain	5.2%
Denmark	3.6%
Other	9.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Nuveen Investments	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2015.

The beginning of the period is August 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.50	$1,042.50	$1,045.00	$1,048.20	$1,047.80
Expenses Incurred During Period	$5.16	$9.01	$6.44	$3.46	$3.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.83	$1,021.42
Expenses Incurred During Period	$5.09	$8.89	$6.36	$3.41	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.67% and 0.75% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.40	$1,020.60	$1,022.80	$1,025.30
Expenses Incurred During Period	$7.19	$11.00	$8.46	$5.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.32	$1,016.84	$1,019.36
Expenses Incurred During Period	$7.17	$10.97	$8.44	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$948.90	$945.30	$947.50	$949.90
Expenses Incurred During Period	$6.93	$10.59	$8.15	$5.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.32	$1,016.84	$1,019.36
Expenses Incurred During Period	$7.17	$10.97	$8.44	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Global Dividend Growth Fund	Nuveen Santa Barbara International Dividend Growth Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisor, LLC.
For	31,936,015	121,608	82,237
Against	246,766	1,385	—
Abstain	406,012	1,953	487
Broker Non-Votes	6,885,002	52,226	14,931
Total	39,473,795	177,172	97,655

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC.
For	31,876,971	121,608	82,237
Against	287,116	1,385	—
Abstain	424,706	1,953	487
Broker Non-Votes	6,885,002	52,226	14,931
Total	39,473,795	177,172	97,655

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	31,795,566	122,993	82,237
Against	324,130	—	—
Abstain	469,096	1,953	487
Broker Non-Votes	3,885,003	52,226	14,931
Total	36,473,795	177,172	97,655

Approval of the Board Members was reached as follows:

William Adams IV
For	69,861,145	69,861,145	69,861,145
Withhold	1,015,555	1,015,555	1,015,555
Total	70,876,700	70,876,700	70,876,700

Robert P. Bremner
For	69,777,145	69,777,145	69,777,145
Withhold	1,099,555	1,099,555	1,099,555
Total	70,876,700	70,876,700	70,876,700

20	Nuveen Investments

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Global Dividend Growth Fund	Nuveen Santa Barbara International Dividend Growth Fund
Jack B. Evans
For	69,793,525	69,793,525	69,793,525
Withhold	1,083,175	1,083,175	1,083,175
Total	70,876,700	70,876,700	70,876,700

William C. Hunter
For	69,790,443	69,790,443	69,790,443
Withhold	1,086,257	1,086,257	1,086,257
Total	70,876,700	70,876,700	70,876,700

David J. Kundert
For	69,838,324	69,838,324	69,838,324
Withhold	1,038,376	1,038,376	1,038,376
Total	70,876,700	70,876,700	70,876,700

John K. Nelson
For	69,866,847	69,866,847	69,866,847
Withhold	1,009,853	1,009,853	1,009,853
Total	70,876,700	70,876,700	70,876,700

William J. Schneider
For	69,852,110	69,852,110	69,852,110
Withhold	1,024,590	1,024,590	1,024,590
Total	70,876,700	70,876,700	70,876,700

Thomas S. Schreier, Jr.
For	69,841,982	69,841,982	69,841,982
Withhold	1,034,718	1,034,718	1,034,718
Total	70,876,700	70,876,700	70,876,700

Judith M. Stockdale
For	69,782,830	69,782,830	69,782,830
Withhold	1,093,870	1,093,870	1,093,870
Total	70,876,700	70,876,700	70,876,700

Carole E. Stone
For	69,786,646	69,786,646	69,786,646
Withhold	1,090,054	1,090,054	1,090,054
Total	70,876,700	70,876,700	70,876,700

Virginia L. Stringer
For	69,787,635	69,787,635	69,787,635
Withhold	1,089,065	1,089,065	1,089,065
Total	70,876,700	70,876,700	70,876,700

Nuveen Investments	21

Shareholder Meeting Report (continued)

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Global Dividend Growth Fund	Nuveen Santa Barbara International Dividend Growth Fund
Terence J. Toth
For	69,858,256	69,858,256	69,858,256
Withhold	1,018,444	1,018,444	1,018,444
Total	70,876,700	70,876,700	70,876,700

22	Nuveen Investments

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.4%

	COMMON STOCKS – 96.4%

	Aerospace & Defense – 5.2%

476,558	Boeing Company	$69,277,236

668,951	Honeywell International Inc.	65,396,650
	Total Aerospace & Defense	134,673,886

	Automobiles – 2.0%

1,609,906	General Motors Company	52,515,134

	Banks – 7.2%

654,577	Cullen/Frost Bankers, Inc.	40,780,147

1,208,535	JP Morgan Chase & Co.	65,720,133

1,554,621	Wells Fargo & Company	80,715,922
	Total Banks	187,216,202

	Beverages – 1.0%

269,887	PepsiCo, Inc.	25,310,003

	Capital Markets – 1.9%

142,635	BlackRock Inc.	48,568,644

	Chemicals – 1.0%

209,125	Praxair, Inc.	25,218,384

	Communications Equipment – 1.8%

761,830	QUALCOMM, Inc.	47,583,902

	Computers & Peripherals – 5.8%

879,035	Apple, Inc.	102,987,741

1,845,421	EMC Corporation	47,851,767
	Total Computers & Peripherals	150,839,508

	Consumer Finance – 1.7%

813,798	Discover Financial Services	44,254,335

	Containers & Packaging – 2.1%

706,545	Packaging Corp. of America	53,591,438

	Diversified Telecommunication Services – 2.4%

1,845,421	AT&T Inc.	60,751,259

	Electric Utilities – 4.1%

1,177,575	ITC Holdings Corporation	50,094,040

516,364	NextEra Energy Inc.	56,407,603
	Total Electric Utilities	106,501,643

Nuveen Investments	23

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 3.7%

977,443	CVS Caremark Corporation	$95,945,805

	Food Products – 1.6%

593,763	McCormick & Company, Incorporated	42,388,741

	Health Care Equipment & Supplies – 1.8%

638,459	Medtronic, PLC.	45,585,973

	Health Care Providers & Services – 3.1%

754,090	UnitedHealth Group Incorporated	80,122,062

	Household Durables – 2.8%

4,668	Tupperware Corporation	315,603

356,037	Whirlpool Corporation	70,879,846
	Total Household Durables	71,195,449

	Household Products – 2.6%

985,183	Colgate-Palmolive Company	66,519,556

	Insurance – 4.5%

476,558	Ace Limited	51,449,202

1,201,901	Marsh & McLennan Companies, Inc.	64,626,217
	Total Insurance	116,075,419

	IT Services – 4.6%

588,235	Accenture Limited	49,429,387

1,114,550	Fidelity National Information Services	69,581,356
	Total IT Services	119,010,743

	Machinery – 1.5%

479,876	Caterpillar Inc.	38,375,684

	Media – 2.4%

456,656	Time Warner Cable, Class A	62,164,581

	Multiline Retail – 2.2%

885,669	Macy’s, Inc.	56,576,536

	Oil, Gas & Consumable Fuels – 6.8%

613,666	Chevron Corporation	62,919,175

1,318,000	Kinder Morgan, Inc.	54,103,900

817,116	Phillips 66	57,459,597
	Total Oil, Gas & Consumable Fuels	174,482,672

	Pharmaceuticals – 7.3%

1,190,844	AbbVie Inc.	71,867,435

1,017,248	Novo-Nordisk A/S, ADR	45,328,571

2,273,329	Pfizer Inc.	71,041,531
	Total Pharmaceuticals	188,237,537

24	Nuveen Investments

Shares	Description (1)			Value

	Professional Services – 1.7%

1,037,151	Nielsen Holdings N.V.			$45,178,298

	Road & Rail – 2.9%

634,674	Union Pacific Corporation			74,390,140

	Software – 2.9%

1,849,844	Microsoft Corporation			74,733,698

	Specialty Retail – 2.6%

979,654	Lowe’s Companies, Inc.			66,381,355

	Textiles, Apparel & Luxury Goods – 2.9%

1,061,476	VF Corporation			73,634,590

	Tobacco – 2.3%

729,765	Philip Morris International			58,556,344
	Total Long-Term Investments (cost $1,880,618,945)			2,486,579,521

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4%

$62,806	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $62,806,197, collateralized by $48,445,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $64,068,513	0.000%	2/02/15	$62,806,197
	Total Short-Term Investments (cost $62,806,197)			62,806,197
	Total Investments (cost $1,943,425,142) – 98.8%			2,549,385,718
	Other Assets Less Liabilities – 1.2%			32,020,093
	Net Assets – 100%			$2,581,405,811

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.9%

	COMMON STOCKS – 94.9%

	Aerospace & Defense – 6.0%

945	Boeing Company	$137,375

1,527	Honeywell International Inc.	149,280

2,397	Safran SA, (2)	159,640
	Total Aerospace & Defense	446,295

	Automobiles – 2.5%

2,067	Daimler AG, (2)	187,197

	Banks – 9.7%

68,700	BOC Hong Kong Holdings Limited, (2)	240,806

2,575	JP Morgan Chase & Co.	140,028

3,027	Wells Fargo & Company	157,162

6,781	Westpac Banking Corporation, (2)	181,229
	Total Banks	719,225

	Biotechnology – 1.5%

3,130	Grifols SA., Class B Shares, (2)	108,835

	Communications Equipment – 1.8%

2,126	QUALCOMM, Inc.	132,790

	Computers & Peripherals – 3.6%

1,447	Apple, Inc.	169,531

3,746	EMC Corporation	97,134
	Total Computers & Peripherals	266,665

	Consumer Finance – 1.7%

2,344	Discover Financial Services	127,467

	Containers & Packaging – 4.3%

15,954	Amcor Limited, (2)	157,677

2,113	Packaging Corp. of America	160,271
	Total Containers & Packaging	317,948

	Diversified Telecommunication Services – 4.0%

4,342	AT&T Inc.	142,939

116,487	HKT Trust and HKT Limited	152,665
	Total Diversified Telecommunication Services	295,604

	Electric Utilities – 4.6%

1,631	NextEra Energy Inc.	178,170

6,537	Scottish and Southern Energy PLC, (2)	158,187
	Total Electric Utilities	336,357

26	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 2.6%

1,973	CVS Caremark Corporation	$193,670

	Health Care Equipment & Supplies – 1.5%

1,563	Medtronic, PLC	111,598

	Hotels, Restaurants & Leisure – 2.2%

9,245	Compass Group PLC, (2)	159,394

	Household Durables – 2.6%

12	Tupperware Corporation	811

965	Whirlpool Corporation	192,112
	Total Household Durables	192,923

	Household Products – 3.8%

2,116	Colgate-Palmolive Company	142,872

1,655	Reckitt and Benckiser, (2)	140,071
	Total Household Products	282,943

	Insurance – 3.2%

2,613	Swiss Re AG, (2)	235,712

	IT Services – 1.8%

1,615	Accenture Limited, Class A Shares	135,708

	Machinery – 1.6%

8,100	Kubota Corporation, (2)	120,248

	Metals & Mining – 1.5%

4,885	BHP Billiton Limited, (2)	112,671

	Oil, Gas & Consumable Fuels – 6.7%

1,299	Chevron Corporation	133,186

2,771	Kinder Morgan, Inc.	113,750

1,500	Phillips 66	105,480

2,830	Total SA, (2)	145,265
	Total Oil, Gas & Consumable Fuels	497,681

	Personal Products – 1.8%

751	L’Oreal, (2)	134,282

	Pharmaceuticals – 8.8%

3,337	AbbVie Inc.	201,388

2,921	Novo Nordisk AS, Class B, (2)	130,191

6,295	Pfizer Inc.	196,719

1,342	Sanofi-Synthelabo, SA, (2)	123,652
	Total Pharmaceuticals	651,950

	Professional Services – 2.9%

6,531	Experian PLC, (2)	115,083

Nuveen Investments	27

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Professional Services (continued)

2,272	Nielsen Holdings N.V.			$98,968
	Total Professional Services			214,051

	Road & Rail – 2.8%

1,751	Union Pacific Corporation			205,235

	Software – 1.8%

1,997	SAP SE, (2)			130,340

	Textiles, Apparel & Luxury Goods – 2.2%

2,378	VF Corporation			164,962

	Tobacco – 1.6%

1,476	Philip Morris International			118,434

	Trading Companies & Distributors – 1.5%

10,825	Itochu Corporation, (2)			109,608

	Wireless Telecommunication Services – 4.3%

2,300	KDDI Corporation, (2)			162,354

44,300	Vodafone Group PLC, (2)			155,780
	Total Wireless Telecommunication Services			318,134
	Total Long-Term Investments (cost $6,205,174)			7,027,927

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.6%

$264	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $263,945, collateralized by $205,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $271,113	0.000%	2/02/15	$263,945
	Total Short-Term Investments (cost $263,945)			263,945
	Total Investments (cost $6,469,119) – 98.5%			7,291,872
	Other Assets Less Liabilities – 1.5%			113,081
	Net Assets – 100%			$7,404,953

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.3%

	COMMON STOCKS – 95.3%

	Aerospace & Defense – 2.8%

1,215	Safran SA, (2)	$80,919

	Automobiles – 3.4%

1,089	Daimler AG, (2)	98,625

	Banks – 14.8%

24,500	BOC Hong Kong Holdings Limited, (2)	85,877

2,818	ForeningsSparbanken AB, (2)	68,170

7,521	HSBC Holdings PLC, (2)	68,811

10,300	Mitsubishi UFJ Financial Group Inc., (2)	54,737

1,678	Toronto-Dominion Bank	66,819

3,254	Westpac Banking Corporation, (2)	86,967
	Total Banks	431,381

	Beverages – 2.9%

1,134	Heineken N.V., (2)	84,628

	Biotechnology – 1.8%

1,524	Grifols SA., Class B Shares, (2)	52,992

	Chemicals – 5.1%

427	Linde AG, (2)	81,801

205	Syngenta AG, (2)	66,776
	Total Chemicals	148,577

	Containers & Packaging – 2.2%

6,483	Amcor Limited, (2)	64,073

	Electric Utilities – 5.8%

1,148	Red Electrica Corporacion SA, (2)	97,807

2,876	Scottish and Southern Energy PLC, (2)	69,595
	Total Electric Utilities	167,402

	Energy Equipment & Services – 1.7%

3,457	Tenaris SA, (2)	48,783

	Food Products – 2.4%

1,041	Groupe Danone, (2)	69,862

	Hotels, Restaurants & Leisure – 3.6%

6,143	Compass Group PLC, (2)	105,912

	Household Products – 2.6%

898	Reckitt and Benckiser, (2)	76,002

Nuveen Investments	29

Nuveen Santa Barbara International Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 2.4%

1,090	Jardine Matheson Holdings Limited, (2)	$69,654

	Insurance – 3.2%

1,023	Swiss Re AG, (2)	92,282

	Machinery – 2.7%

5,200	Kubota Corporation, (2)	77,196

	Media – 3.1%

4,105	WPP Group PLC, (2)	90,271

	Metals & Mining – 1.6%

1,998	BHP Billiton Limited, (2)	46,083

	Oil, Gas & Consumable Fuels – 4.6%

3,830	BG Group PLC, (2)	51,084

1,585	Total SA, (2)	81,359
	Total Oil, Gas & Consumable Fuels	132,443

	Personal Products – 2.7%

439	L’Oreal, (2)	78,495

	Pharmaceuticals – 11.9%

697	Merck KGaA, (2)	69,642

1,236	Novartis AG, (2)	120,452

2,326	Novo Nordisk AS, Class B, (2)	103,671

565	Sanofi-Synthelabo, SA, (2)	52,059
	Total Pharmaceuticals	345,824

	Professional Services – 5.0%

4,366	Experian PLC, (2)	76,934

1,587	Nielsen Holdings N.V	69,130
	Total Professional Services	146,064

	Software – 1.5%

665	SAP SE, (2)	43,403

	Trading Companies & Distributors – 1.7%

5,000	Itochu Corporation, (2)	50,627

	Wireless Telecommunication Services – 5.8%

1,200	KDDI Corporation, (2)	84,707

24,162	Vodafone Group PLC, (2)	84,965
	Total Wireless Telecommunication Services	169,672
	Total Long-Term Investments (cost $2,521,731)	2,771,170

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.0%

$146	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $146,349, collateralized by $115,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $152,088	0.000%	2/02/15	$146,349
	Total Short-Term Investments (cost $146,349)			146,349
	Total Investments (cost $2,668,080) – 100.3%			2,917,519
	Other Assets Less Liabilities – (0.3)%			(9,653)
	Net Assets – 100%			$2,907,866

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Assets and Liabilities	January 31, 2015 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,880,618,945, $6,205,174 and $2,521,731, respectively)	$2,486,579,521	$7,027,927	$2,771,170
Short-term investments, at value (cost approximates value)	62,806,197	263,945	146,349
Receivable for:
Dividends and interest	4,109,988	16,021	4,741
Investments sold	28,721,155	95,084	—
Reimbursement from Adviser	—	121	14,272
Reclaims	7,302	929	2,380
Shares sold	8,740,173	46	—
Other assets	149,205	23,208	31,411
Total assets	2,591,113,541	7,427,281	2,970,323
Liabilities
Payable for:
Investments purchased	—	—	20,862
Shares redeemed	6,759,243	—	—
Accrued expenses:
Management fees	1,374,877	—	—
Professional fees	13,541	8,193	8,151
Shareholder reporting expenses	54,944	1,598	18,763
Shareholder servicing agent fees	37,791	1,944	449
Trustees fees	100,808	64	22
12b-1 distribution and service fees	568,802	1,787	378
Other	797,724	8,742	13,832
Total liabilities	9,707,730	22,328	62,457
Net assets	$2,581,405,811	$7,404,953	$2,907,866
Class A Shares
Net assets	$703,485,092	$3,895,174	$618,845
Shares outstanding	20,398,948	151,221	24,836
Net asset value (“NAV”) per share	$34.49	$25.76	$24.92
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$36.59	$27.33	$26.44
Class C Shares
Net assets	$479,863,895	$1,168,094	$288,288
Shares outstanding	13,938,437	45,400	11,648
NAV and offering price per share	$34.43	$25.73	$24.75
Class R3 Shares
Net assets	$13,777,045	$64,362	$62,198
Shares outstanding	396,651	2,500	2,500
NAV and offering price per share	$34.73	$25.74	$24.88
Class R6 Shares
Net assets	$32,191,357	—	—
Shares outstanding	927,247	—	—
NAV and offering price per share	$34.72	—	—
Class I Shares
Net assets	$1,352,088,422	$2,277,323	$1,938,535
Shares outstanding	39,181,943	88,397	77,735
NAV and offering price per share	$34.51	$25.76	$24.94
Net assets consist of:
Capital paid-in	$1,962,738,276	$6,668,123	$2,743,775
Undistributed (Over-distribution of) net investment income	2,325,812	5,353	670
Accumulated net realized gain (loss)	10,381,147	(90,952)	(85,759)
Net unrealized appreciation (depreciation)	605,960,576	822,429	249,180
Net assets	$2,581,405,811	$7,404,953	$2,907,866
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2015 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $72,293, $1,552 and $1,577, respectively)	$29,499,349	$96,764	$26,164
Expenses
Management fees	7,937,537	31,941	11,582
12b-1 service fees – Class A Shares	859,502	4,674	665
12b-1 distribution and service fees – Class C Shares	2,367,331	4,855	1,487
12b-1 distribution and service fees – Class R3 Shares	44,907	163	160
Shareholder servicing agent fees	1,030,596	3,214	850
Custodian fees	166,146	19,538	21,760
Trustees fees	47,787	394	300
Professional fees	68,762	10,862	10,576
Shareholder reporting expenses	232,512	2,361	1,834
Federal and state registration fees	76,299	24,638	24,207
Other	45,026	1,709	1,633
Total expenses before fee waiver/expense reimbursement	12,876,405	104,349	75,054
Fee waiver/expense reimbursement	—	(48,985)	(56,181)
Net expenses	12,876,405	55,364	18,873
Net investment income (loss)	16,622,944	41,400	7,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	17,382,330	(41,378)	(75,381)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	77,125,594	164,657	(79,947)
Net realized and unrealized gain (loss)	94,507,924	123,279	(155,328)
Net increase (decrease) in net assets from operations	$111,130,868	$164,679	$(148,037)

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Changes in Net Assets	(Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$16,622,944	$39,295,674	$41,400	$263,539
Net realized gain (loss) from investments and foreign currency	17,382,330	89,308,890	(41,378)	67,243
Change in net unrealized appreciation (depreciation) of investments and foreign currency	77,125,594	196,696,205	164,657	318,974
Net increase (decrease) in net assets from operations	111,130,868	325,300,769	164,679	649,756
Distributions to Shareholders
From net investment income:
Class A Shares	(4,666,640)	(11,020,138)	(26,708)	(117,586)
Class C Shares	(1,529,359)	(3,598,405)	(3,421)	(16,445)
Class R3 Shares	(108,277)	(308,571)	(381)	(1,959)
Class R6 Shares	(279,135)	(974,208)	—	—
Class I Shares	(11,101,928)	(22,606,830)	(26,157)	(107,987)
From accumulated net realized gains:
Class A Shares	(19,891,939)	(4,026,647)	(41,874)	(20,931)
Class C Shares	(14,136,223)	(2,412,679)	(11,939)	(3,275)
Class R3 Shares	(397,730)	(127,785)	(752)	(425)
Class R6 Shares	(983,701)	(392,414)	—	—
Class I Shares	(40,743,229)	(7,292,346)	(37,677)	(20,313)
Decrease in net assets from distributions to shareholders	(93,838,161)	(52,760,023)	(148,909)	(288,921)
Fund Share Transactions
Proceeds from sale of shares	460,356,141	819,181,175	1,144,316	2,837,476
Proceeds from shares issued to shareholders due to reinvestment of distributions	56,049,798	31,050,553	123,570	236,033
	516,405,939	850,231,728	1,267,886	3,073,509
Cost of shares redeemed	(387,455,296)	(890,310,214)	(1,390,314)	(1,271,555)
Net increase (decrease) in net assets from Fund share transactions	128,950,643	(40,078,486)	(122,428)	1,801,954
Net increase (decrease) in net assets	146,243,350	232,462,260	(106,658)	2,162,789
Net assets at the beginning of period	2,435,162,461	2,202,700,201	7,511,611	5,348,822
Net assets at the end of period	$2,581,405,811	$2,435,162,461	$7,404,953	$7,511,611
Undistributed (Over-distribution of) net investment income at the end of period	$2,325,812	$3,388,207	$5,353	$20,620

See accompanying notes to financial statements.

34	Nuveen Investments

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$7,291	$88,880
Net realized gain (loss) from investments and foreign currency	(75,381)	(4,527)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(79,947)	81,926
Net increase (decrease) in net assets from operations	(148,037)	166,279
Distributions to Shareholders
From net investment income:
Class A Shares	(2,675)	(12,258)
Class C Shares	(867)	(6,020)
Class R3 Shares	(269)	(1,875)
Class R6 Shares	—	—
Class I Shares	(10,503)	(62,438)
From accumulated net realized gains:
Class A Shares	(1,423)	(4,874)
Class C Shares	(747)	(2,915)
Class R3 Shares	(162)	(1,241)
Class R6 Shares	—	—
Class I Shares	(5,005)	(30,008)
Decrease in net assets from distributions to shareholders	(21,651)	(121,629)
Fund Share Transactions
Proceeds from sale of shares	415,081	1,421,919
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,438	53,827
	426,519	1,475,746
Cost of shares redeemed	(172,417)	(237,526)
Net increase (decrease) in net assets from Fund share transactions	254,102	1,238,220
Net increase (decrease) in net assets	84,414	1,282,870
Net assets at the beginning of period	2,823,452	1,540,582
Net assets at the end of period	$2,907,866	$2,823,452
Undistributed (Over-distribution of) net investment income at the end of period	$670	$7,693

See accompanying notes to financial statements.

Nuveen Investments	35

Financial

Highlights (Unaudited)

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2015(f)	$34.21	$0.23	$1.36	$1.59	$(0.25)	$(1.06)	$(1.31)	$34.49
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
2012	24.37	0.53	1.91	2.44	(0.49)	—	(0.49)	26.32
2011	20.53	0.45	3.79	4.24	(0.40)	—	(0.40)	24.37
2010	18.92	0.38	1.59	1.97	(0.36)	—	(0.36)	20.53
Class C (3/06)
2015(f)	34.16	0.10	1.34	1.44	(0.11)	(1.06)	(1.17)	34.43
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
2012	24.33	0.33	1.93	2.26	(0.30)	—	(0.30)	26.29
2011	20.51	0.27	3.77	4.04	(0.22)	—	(0.22)	24.33
2010	18.90	0.22	1.60	1.82	(0.21)	—	(0.21)	20.51
Class R3 (3/09)
2015(f)	34.45	0.20	1.34	1.54	(0.20)	(1.06)	(1.26)	34.73
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
2012	24.53	0.44	1.96	2.40	(0.43)	—	(0.43)	26.50
2011	20.67	0.45	3.75	4.20	(0.34)	—	(0.34)	24.53
2010	19.04	0.33	1.61	1.94	(0.31)	—	(0.31)	20.67
Class R6 (3/13)
2015(f)	34.42	0.29	1.36	1.65	(0.29)	(1.06)	(1.35)	34.72
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(d)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (3/06)
2015(f)	34.23	0.28	1.35	1.63	(0.29)	(1.06)	(1.35)	34.51
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
2012	24.38	0.57	1.93	2.50	(0.55)	—	(0.55)	26.33
2011	20.54	0.50	3.79	4.29	(0.45)	—	(0.45)	24.38
2010	18.92	0.42	1.61	2.03	(0.41)	—	(0.41)	20.54

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.65%	$703,485	1.00	%*	1.30	%*	1.00	%*	1.30	%*	13%
14.50	691,389	1.01		1.64		1.01		1.64		29
18.41	602,575	1.03		2.09		1.03		2.09		23
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40

4.25	479,864	1.75	*	0.55	*	1.75	*	0.55	*	13
13.65	449,211	1.76		0.89		1.76		0.89		29
17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		0.86		2.03		1.11		40

4.50	13,777	1.25	*	1.12	*	1.25	*	1.12	*	13
14.23	21,565	1.26		1.38		1.26		1.38		29
18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40

4.82	32,191	0.67	*	1.63	*	0.67	*	1.63	*	13
14.92	36,352	0.68		1.94		0.68		1.94		29
6.01	43,893	0.72	*	1.78	*	0.72	*	1.78	*	23

4.78	1,352,088	0.75	*	1.55	*	0.75	*	1.55	*	13
14.81	1,236,645	0.76		1.89		0.76		1.89		29
18.69	1,205,829	0.78		2.34		0.78		2.34		23
10.44	712,297	0.80		2.29		0.80		2.29		26
20.99	141,142	0.91		2.10		0.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2015(f)	$25.63	$0.14	$0.47	$0.61	$(0.18)	$(0.30)	$(0.48)	$25.76
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
2012(d)	20.00	0.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2015(f)	25.61	0.03	0.49	0.52	(0.10)	(0.30)	(0.40)	25.73
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
2012(d)	20.00	0.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2015(f)	25.62	0.10	0.47	0.57	(0.15)	(0.30)	(0.45)	25.74
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
2012(d)	20.00	0.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2015(f)	25.64	0.17	0.47	0.64	(0.22)	(0.30)	(0.52)	25.76
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
2012(d)	20.00	0.05	1.45	1.50	—	—	—	21.50

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.44%	$3,895	2.66	%*	(0.19	)%*	1.41	%*	1.06	%*	17%
10.21	3,618	2.69		2.64		1.42		3.91		42
15.76	2,163	4.43		0.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

2.06	1,168	3.39	*	(0.96	)*	2.16	*	0.26	*	17
9.41	810	3.39		1.86		2.17		3.09		42
14.87	414	5.07		(0.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	0.85	*	—

2.28	64	2.91	*	(0.45	)*	1.66	*	0.80	*	17
9.94	64	3.01		2.19		1.67		3.53		42
15.46	60	4.53		0.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

2.53	2,277	2.42	*	0.05	*	1.16	*	1.30	*	17
10.52	3,020	2.50		2.70		1.17		4.03		42
16.01	2,711	4.12		0.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/11)
2015(f)	$26.46	$0.05	$(1.41)	$(1.36)	$(0.12)	$(0.06)	$(0.18)	$24.92
2014	25.59	1.07	1.11	2.18	(0.81)	(0.50)	(1.31)	26.46
2013	21.23	0.39	4.30	4.69	(0.31)	(0.02)	(0.33)	25.59
2012(d)	20.00	0.01	1.22	1.23	—	—	—	21.23
Class C (6/11)
2015(f)	26.33	(0.04)	(1.41)	(1.45)	(0.07)	(0.06)	(0.13)	24.75
2014	25.51	0.84	1.13	1.97	(0.65)	(0.50)	(1.15)	26.33
2013	21.21	0.18	4.31	4.49	(0.17)	(0.02)	(0.19)	25.51
2012(d)	20.00	(0.01)	1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2015(f)	26.44	0.02	(1.41)	(1.39)	(0.11)	(0.06)	(0.17)	24.88
2014	25.58	0.85	1.26	2.11	(0.75)	(0.50)	(1.25)	26.44
2013	21.23	0.30	4.32	4.62	(0.25)	(0.02)	(0.27)	25.58
2012(d)	20.00	— **	1.23	1.23	—	—	—	21.23
Class I (6/11)
2015(f)	26.47	0.09	(1.42)	(1.33)	(0.14)	(0.06)	(0.20)	24.94
2014	25.59	1.04	1.21	2.25	(0.87)	(0.50)	(1.37)	26.47
2013	21.24	0.45	4.29	4.74	(0.37)	(0.02)	(0.39)	25.59
2012(d)	20.00	0.02	1.22	1.24	—	—	—	21.24

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(5.11)%	$619	5.41	%*	(3.58	)%*	1.41	%*	0.42	%*	5%
8.55	469	6.08		(0.66)		1.42		4.00		23
22.20	123	8.89		(5.83)		1.42		1.64		23
6.15	53	22.69	*	(20.97	)*	1.43	*	0.29	*	2

(5.47)	288	6.10	*	(4.25	)*	2.16	*	(0.32	)*	5
7.77	309	6.61		(1.27)		2.17		3.17		23
21.23	64	8.15		(5.20)		2.17		0.78		23
6.05	53	23.44	*	(21.70	)*	2.18	*	(0.45	)*	2

(5.25)	62	5.60	*	(3.75	)*	1.66	*	0.18	*	5
8.29	66	6.51		(1.66)		1.67		3.18		23
21.84	64	7.66		(4.71)		1.67		1.28		23
6.15	53	22.94	*	(21.22	)*	1.68	*	0.04	*	2

(5.01)	1,939	5.11	*	(3.26	)*	1.16	*	0.68	*	5
8.86	1,979	5.94		(0.90)		1.17		3.88		23
22.46	1,289	7.44		(4.38)		1.17		1.89		23
6.20	903	22.43	*	(20.70	)*	1.18	*	0.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of each Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and a new investment sub-advisory agreement with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large- cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

42	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations. Sub-transfer agent fees are not charged to Class R6 Shares but are prorated among the other classes based on relative net assets of each class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair

44	Nuveen Investments

value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$2,486,579,521	$—		$—	$2,486,579,521
Short-Term Investments:
Repurchase Agreements	—	62,806,197		—	62,806,197
Total	$2,486,579,521	$62,806,197		$—	$2,549,385,718

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$3,859,705	$3,168,222	**	$—	$7,027,927
Short-Term Investments:
Repurchase Agreements	—	263,945		—	263,945
Total	$3,859,705	$3,432,167		$—	$7,291,872

Santa Barbara International Dividend Growth
Long-Term Investments*:
Common Stocks	$135,949	$2,635,221	**	$—	$2,771,170
Short-Term Investments:
Repurchase Agreements	—	146,349		—	146,349
Total	$135,949	$2,781,570		$—	$2,917,519
*	Refer to the Fund’s portfolio of investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The following table presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stocks	$152,665	$—	$—	$(152,665)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s investments in non-U.S. securities were as follows:

Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$728,515	9.8%
France	562,839	7.6
Australia	451,577	6.1
Hong Kong	393,471	5.3
Japan	392,210	5.3
Germany	317,537	4.3
Switzerland	235,712	3.2
Denmark	130,191	1.8
Spain	108,835	1.5
Total non-U.S. securities	$3,320,887	44.9%

Santa Barbara International Dividend Growth
Country:
United Kingdom	$623,574	21.4%
France	362,694	12.5
Germany	293,471	10.1
Switzerland	279,510	9.6
Japan	267,267	9.2
Australia	197,123	6.8
Hong Kong	155,531	5.3
Spain	150,799	5.2
Denmark	103,671	3.6
Other	268,400	9.2
Total non-U.S. securities	$2,702,040	92.9%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

46	Nuveen Investments

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$62,806,197	$(62,806,197)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	263,945	(263,945)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	146,349	(146,349)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/15		Year Ended 7/31/14
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,806,393	$134,741,035	7,364,540	$238,921,859
Class A – automatic conversion of Class B Shares	—	—	28,255	989,636
Class B – exchanges	—	—	1,433	45,727
Class C	1,697,238	59,755,934	3,944,888	125,806,677
Class R3	126,461	4,487,324	330,162	10,748,180
Class R6	41,195	1,474,518	1,391,455	42,908,930
Class I	7,388,506	259,897,330	12,320,199	399,760,166
Shares issued to shareholders due to reinvestment of distributions:
Class A	553,915	19,183,223	381,217	12,435,839
Class B	—	—	369	11,784
Class C	234,108	8,067,520	91,776	2,979,346
Class R3	12,057	420,270	12,433	409,230
Class R6	31,870	1,112,075	30,910	1,008,449
Class I	786,125	27,266,710	435,265	14,205,905
	14,677,868	516,405,939	26,332,902	850,231,728
Shares redeemed:
Class A	(4,171,564)	(146,953,021)	(7,297,010)	(241,230,373)
Class B	—	—	(19,044)	(615,910)
Class B – automatic conversion to Class A Shares	—	—	(28,336)	(989,636)
Class C	(1,144,080)	(40,317,095)	(1,762,786)	(57,769,314)
Class R3	(367,852)	(12,833,477)	(279,566)	(9,534,713)
Class R6	(202,032)	(7,106,416)	(1,796,234)	(60,224,623)
Class I	(5,121,134)	(180,245,287)	(16,095,526)	(519,945,645)
	(11,006,662)	(387,455,296)	(27,278,502)	(890,310,214)
Net increase (decrease)	3,671,206	$128,950,643	(945,600)	$(40,078,486)

	Six Months Ended 1/31/15		Year Ended 7/31/14
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,119	$521,380	80,290	$2,019,387
Class C	14,213	366,738	13,946	355,205
Class R3	—	—	—	—
Class I	10,077	256,198	18,445	462,884
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,659	67,368	5,338	135,974
Class C	571	14,366	692	17,651
Class R3	—	—	—	—
Class I	1,649	41,836	3,241	82,408
	49,288	1,267,886	121,952	3,073,509
Shares redeemed:
Class A	(12,692)	(322,590)	(33,880)	(863,599)
Class C	(999)	(25,668)	(154)	(3,945)
Class R3	—	—	—	—
Class I	(41,116)	(1,042,056)	(15,928)	(404,011)
	(54,807)	(1,390,314)	(49,962)	(1,271,555)
Net increase (decrease)	(5,519)	$(122,428)	71,990	$1,801,954

48	Nuveen Investments

	Six Months Ended 1/31/15		Year Ended 7/31/14
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,387	$240,736	18,021	$479,880
Class C	415	10,401	9,597	254,730
Class R3	—	—	—	—
Class I	6,604	163,944	25,825	687,309
Shares issued to shareholders due to reinvestment of distributions:
Class A	141	3,545	515	13,756
Class C	46	1,148	219	5,812
Class R3	—	—	—	—
Class I	268	6,745	1,281	34,259
	16,861	426,519	55,458	1,475,746
Shares redeemed:
Class A	(2,428)	(60,040)	(5,625)	(149,980)
Class C	(557)	(13,956)	(572)	(15,349)
Class R3	—	—	—	—
Class I	(3,907)	(98,421)	(2,720)	(72,197)
	(6,892)	(172,417)	(8,917)	(237,526)
Net increase (decrease)	9,969	$254,102	46,541	$1,238,220

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$356,368,533	$1,286,989	$329,894
Sales	330,152,910	1,684,418	126,638

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,946,947,520	$6,504,764	$2,678,474
Gross unrealized:
Appreciation	$623,118,406	$971,225	$369,789
Depreciation	(20,680,208)	(184,117)	(130,744)
Net unrealized appreciation (depreciation) of investments	$602,438,198	$787,108	$239,045

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid and foreign currency transactions, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ last tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	—	(2,296)	(1,469)
Accumulated net realized gain (loss)	—	2,296	1,469

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$21,482,017	$43,016	$9,391
Undistributed net long-term capital gains	54,580,210	55,917	5,636
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$43,980,516	$275,728	$121,629
Distributions from net long-term capital gains	8,779,507	13,193	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Funds’ last tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Santa Barbara Dividend Growth
Utilized capital loss carryforwards	$1,671,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.6500%	0.6500%
For the next $125 million	0.4875	0.6375	0.6375
For the next $250 million	0.4750	0.6250	0.6250
For the next $500 million	0.4625	0.6125	0.6125
For the next $1 billion	0.4500	0.6000	0.6000
For net assets over $2 billion	0.4250	0.5750	0.5750

50	Nuveen Investments

The annual complex-level fee payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	1.20%	September 30, 2016	N/A
Santa Barbara International Dividend Growth	1.20	September 30, 2016	N/A

N/A – Not applicable.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$815,286	$6,190	$3,167
Paid to financial intermediaries	730,768	5,705	2,875

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$607,074	$5,992	$834

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$422,615	$2,249	$842

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$19,233	$45	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

52	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Santa Barbara Asset Management, LLC 2049 Century Park East 17th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	53

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SBGDG-0115P        6717-INV-B-03/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Tradewinds Emerging Markets Fund	NTEAX	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	NTJCX	—	NTJIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments, Inc. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. Emily also serves as the sole portfolio manager for the Nuveen Tradewinds Emerging Markets Fund. Here they discuss the management strategies and the performance of the Funds during the six-month reporting period ended January 31, 2015.

How did the Funds perform during the six-month reporting period ended January 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2015 and how did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI Emerging Markets Index and the Lipper classification average for the six-month reporting period ending January 31, 2015.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The Fund’s relative underperformance was entirely driven by stock selection effects, as sector allocation effects were slightly positive. The consumer staples sector led relative detraction by a significant margin, driven by negatively performing agricultural companies. Other key detracting sectors included financials, energy and health care. The telecommunication services sector helped to offset some of this detraction. The consumer discretionary and industrials sectors also provided positive relative contribution during the reporting period.

Several positions contributed to the Fund’s underperformance. Brazilian fertilizer mixer and distributor Fertilizantes Heringer S.A. was a leading detractor. The company has been heavily affected by the general weakness across the commodity complex, with weak crop prices limiting the ability of farmers to purchase the company’s products. Nevertheless, we believe Heringer is well positioned for any recovery and that the company’s valuations are attractive enough to offset current challenges.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Oil/gas producer Bankers Petroleum Limited (Bankers) also detracted from performance. Bankers has been negatively affected by the pronounced downdraft in oil prices, but we believe the company should be able to manage this difficult environment effectively. Bankers has a strong balance sheet, which means the company doesn’t have as much pressure as some of its peers when earnings may necessarily be trimmed.

Russian onshore drilling company Eurasia Drilling Company Limited was another detractor. Like Bankers, the company has suffered from falling oil prices. Additionally, the company has also been negatively affected by the geopolitical strife associated with Russia’s involvement in the Ukraine. During the reporting period, leading oilfield services company Schlumberger Ltd. announced a tender offer to secure a roughly 45% stake in Eurasia Drilling and an option to gain full control in the future. The offer price represented a significant premium to Eurasia Drilling’s closing price prior to the announcement, with the deal expected to close before the end of first quarter 2015. We elected to exit our position in Eurasia Drilling on the news as the stock was trading close to the offer price and what we deemed to be fair value for the company.

We did have several positions, which positively contributed to performance. Ping An Insurance Group Company of China Limited was a leading contributor to performance. Despite the fact that the company is already China’s second largest insurer, we find the company has discovered continued growth opportunities. That growth sometimes comes at the cost of capital expenditures and the company engaged in some dilutive share issuance to raise capital during the reporting period. We believe the company’s ambitions and their associated costs are widely understood. Further, now that the issuance has been approved by regulators and is a known variable, we believe an uncertainty overhang has been removed.

China Mobile Limited was another top positive contributor. The company has been aggressively deploying a new 4G network, beating its peers to market. This technological advantage appears to have been a factor in healthy month-over-month subscriber additions.

South Africa-based building materials retailer Cashbuild Limited also contributed to performance during the reporting period. Despite a difficult local economic environment, the company achieved decent revenue and earnings growth. Cashbuild continues to make progress in improving and growing its existing format stores, while also expanding its newer smaller format locations.

We continue to view emerging markets as very differentiated among themselves, with each constituent market offering different economic growth characteristics, as well as differing valuations for that growth. One broadly impactful emerging market factor has been China’s slowing growth. This is not only due to China’s weight within the emerging world, but also due to the fact that many emerging economies are highly exposed to commodities. These markets have been negatively impacted as China’s formerly ravenous commodity consumption has fallen off. We view this dynamic as creating compelling opportunities among a host of companies. Even inexpensive valuations must be interpreted within a framework of political and economic risks, however, so we continue to carefully monitor developments affecting our holdings. We believe our current portfolio represents a diversified mix of compellingly priced companies that are well positioned to sustain through even particularly difficult macro environments.

China is often grouped with Brazil, Russia and India, commonly referred to as the BRIC countries, for purposes of analyzing larger emerging markets. We believe emerging markets are quite varying and we believe the performance of these four markets during the reporting period helpfully illustrates this. China and India produced positive market returns, so our moderate underweight positions in these regions were unfavorable. We were able to partially offset the negative China allocation effects through positive stock selections.

In contrast to positively performing China and India, Russia was deeply challenged by the previously discussed ramifications of its actions in Ukraine. Our moderately overweight positions in both Russia and Ukraine, which ended up being detrimental to relative performance, reflected our view that investors are becoming overly reactionary and creating attractive discounts to intrinsic value in these markets. Brazil also exhibited troubled performance, driven by extreme drought conditions that are affecting agricultural and industrial output. Here also, we’re finding that short-term concerns may be producing an opportunity for long-term investment benefits.

As sustained declines in oil prices have continued to highly impact equities, we’ve trimmed our exposure in the energy sector. Such trimming was relatively minor, however, because the companies we hold in that sector are those that we believe have the strong

6	Nuveen Investments

balance sheets and operational flexibility required to weather this challenging time. Despite being fundamentally well positioned over the long-term in our view, we find these companies are valued by the market well below our estimates of their intrinsic worth.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV underperformed the MSCI All Country World Index and the Lipper classification average during the six-month reporting period ended January 31, 2015.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

Much of the Fund’s relative underperformance to the MSCI All Country World Index was due to stock selection in the industrials, utilities, energy, materials and consumer staples sectors. The Fund’s return was aided by stock selection in the financials, telecommunication services and consumer discretionary sectors.

The worst performing sector on a relative basis was the industrial sector led by Vallourec SA, a French company that supplies Oil Country Tubular Goods (OCTG) and steel pipes mainly to energy markets, which includes oil and gas and power and petrochemical industries. Demand for these products is driven by worldwide oil production, which in turn is driven by oil prices. Vallourec has suffered along with the substantial declines in the price of crude oil over recent quarters. As prices remain low, rig count is likely to stagnate and we believe the company will continue to see a reduction in shipment volumes. We exited the position towards the end of the reporting period.

The energy sector also detracted from performance led by Canadian-based Bankers Petroleum Limited (Bankers), the worst performer during the reporting period and U.S. based Apache Corporation (Apache), the second worst performer. Both companies are engaged in the exploration and production of oil and natural gas. Bankers has been negatively affected by the pronounced downdraft in oil prices, but we believe the company should be able to manage this difficult environment effectively. The company has a strong balance sheet, which means the company doesn’t have as much pressure as some of its peers at this time when earnings will necessarily be trimmed. In addition, we believe Bankers is taking the actions it should in the context of current oil prices, such as reducing its rig count, allocating the most capital to its least risky projects and hedging its production. With what we view as the company’s stable positioning in a weak pricing environment, combined with the ability to nimbly shift focus if prices start to reverse, we believe Bankers remains a worthwhile investment. We continue to watch the company carefully as oil prices develop.

Apache’s outlook has also suffered as crude oil prices have plunged, pressuring the company to shift its operational efforts to try and better match up with the current price environment. Although the company’s recent decision to cut back on overseas production in favor of North American shale exploration reduces the company’s exposure to geopolitical risk, particularly with respect to Egypt, there is some concern about whether the U.S. shale business can remain competitive if crude oil prices remain weak. Despite uncertainty in the oil commodity markets, we continue to believe in the underlying fundamentals of the company. We believe the sale of Apache’s stake in two liquefied natural gas (LNG) projects in Australia and Canada in mid-December should boost cash flow and allow the company to focus on its core business in U.S. onshore operations. We view Apache as better positioned than its competitors in the current market environment, but given the risk of a prolonged drop in oil and gas prices we continue to carefully monitor the stock.

The financials sector was the best performing sector during the reporting period and home to one of the Fund’s best performers Ping An Insurance Group Company of China Ltd. The company and its subsidiaries, collectively referred to as the Group, provides integrated financial products and services and is engaged in life insurance, property and casualty insurance and other businesses. Despite the fact that the company is already China’s second largest insurer, we find the company has discovered continued growth opportunities. That growth sometimes comes at the cost of capital expenditures and the company engaged in some dilutive share issuance to raise capital.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The information technology sector contributed positively to absolute performance and the Fund’s second best performer Infoblox Inc. Infoblox is a provider of automated network control and appliance-based solutions. In November, the company announced its first quarter 2015 earnings results, which were slightly higher than consensus, mainly driven by service revenue. In addition the company has made changes to its sales force incentives and has hired a new CEO and head of sales. We believe that these initiatives are giving the market confidence that the company can achieve double digit growth again during its next growth phase. We decided to take profits and exited the position towards the end of the reporting period.

While consumer staples detracted from performance on both an absolute and relative basis, it had one of the Fund’s best performing positions, Dean Foods Company. The company is the largest producer and distributor of fresh milk and other dairy products. The company reported smaller-than-expected losses for the third quarter, benefiting from a more stable milk price environment. Previously, the company had suffered several quarters of cost headwinds as the price of raw milk rose to multi-year highs. The company also benefited from lower production and distribution costs after closing several factories and lowering headcount across the business. We believe the company’s margins should benefit from a falling raw milk cost environment and lower milk carton resin costs resulting from lower oil prices.

As sustained declines in oil prices have continued to highly impact equities, we’ve trimmed our exposure in the energy sector. Such trimming was relatively minor, because the companies we hold in that sector are those that we believe have the strong balance sheets and operational flexibility required to weather this challenging time. Despite being fundamentally well positioned over the long-term, we find these companies are valued by the market well below our estimates of their intrinsic worth.

Switzerland received many headlines in January 2015 when the country’s central bank unexpectedly announced that it would no longer set the Swiss Franc to the Euro. The stock prices of many Swiss companies declined significantly following the news. The Fund’s exposure to Switzerland was on average overweight compared to the benchmark, but outperforming selections meant that the country was relatively favorable for the Fund on net. We continue to carefully analyze developments impacting these companies, but we believe they remain attractive from a long-term perspective.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended January 31, 2015.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The financials sector was the leading contributor to portfolio performance on a relative basis, led by strength among select insurance companies. The energy sector was the primary detractor from relative performance, driven by select companies’ exposure to declining prices among energy commodities.

Bermuda-based insurance company Axis Capital Holdings Limited was the leading contributor to portfolio performance. The company materially surpassed earnings expectations in a results announcement and also confirmed the completion of significant share buybacks. We are encouraged by the company’s progress and we believe there is further room for Axis to impress investors with book value growth during a challenging period in the industry cycle.

Agrium Inc., a leading distributor and retailer of fertilizers and agricultural chemicals, was another positive contributor to performance. The firm can be characterized by their high quality assets, low cost assets, and through acquisitions, they have grown their retail business to a more diverse model with lower volatility. During the reporting period, the company announced they will be increasing their payout ratio and announced intentions at buying back some of their outstanding shares, both indicating greater focus to shareholder returns.

8	Nuveen Investments

Samsung Electronics Company Limited was a new position in Fund and a top contributor to performance. Samsung Electronics is a global IT leader with #1 positions in handsets, dynamic random-access memory (DRAM) and televisions. Samsung made several announcements during the reporting period including selling non-core assets, a share buyback program and generally positive quarterly results. Though investors hoped for more details on the company’s plan for buybacks and restructuring, sentiment for the company is generally positive.

French oil/gas supplies firm Vallourec SA was the largest detractor from performance during the reporting period. The company produces industrial steel casing and tubing, primarily serving the oil exploration and production industry (E&P). Demand for these products is driven by worldwide oil production, which in turn is driven by oil prices. Vallourec has accordingly suffered along with the substantial declines in the price of crude oil over recent quarters. As prices remain low, rig count is likely to stagnate and we believe the company will continue to see a reduction in shipment volumes in the near term. Although the current oil market presents a headwind, we believe Vallourec may be well-positioned to benefit from the increasing use of horizontal wells associated with shale and deep-water drilling, which require significantly more steel tubing than conventional vertical wells and could bolster shipments despite the overall decline in production. We continue to believe the company’s fundamentals are sound and could offer upside in the long-term as the oil environment improves and E&P customer activity slowly recovers. Kinross Gold Corporation also detracted from performance and was eliminated from the Fund during the reporting period, in favor of other opportunities. Takata Corporation was another detractor. We exited our position in the company during the reporting period. Our sell discipline leads to eliminations when we identify either insufficient risk-adjusted return potential or a more favorable investment and in Takata’s case, both elements were realized. Takata is a global auto supply company based in Japan, with strong market share in safety systems. Our original thesis on the investment was that the company’s ongoing airbag recall expenses, legal liability, and reputational damage would be contained, and that the company’s valuation underestimated its earning power and growth potential. As the airbag recalls expanded in size, however, our thesis was strained and our estimate of intrinsic value was compromised. Considering increased litigation and liability risk, the company’s risk-adjusted return profile was no longer attractive in our view. We continue to be attracted to the company’s franchise and we may look to re-invest when and if the risk and return profile becomes better balanced.

The strong U.S. dollar has made international investing more challenging, but has also created new opportunities for investors. We believe foreign equities remain attractive on several metrics. Moreover, central banks in international markets are taking increasingly active measures to try and stimulate their economies. These efforts can have a powerful market effect, as we’ve seen in the U.S.

As sustained declines in oil prices have continued to highly impact equities, we’ve trimmed our exposure in the energy sector. Such trimming was relatively minor, because the companies we hold in that sector are those that we believe have the strong balance sheets and operational flexibility required to weather this challenging time. Despite being fundamentally well-positioned over the long-term in our view, we find these companies are valued by the market well below our estimates of their intrinsic worth.

In Japan, value remains as do many challenges. While our selections in that country were a net negative factor during the reporting period, we remain confident that our Japanese holdings could perform well over time. The country’s economy appears to have languished following the April 1, 2014 national consumption tax increase, which created more headwinds than many pundits expected. We believe negative economic reports may well become an eventual positive, however, as they catalyzed a round of further easing from Japan’s central bank in late October. The reports may also provide empirical support for Prime Minister Shinzō Abe’s agenda to enact structural reform. The reform represents the final and most difficult element of his third arrows approach. In our view, the Japanese market would sharply benefit from even a small amount of progress on items such as corporate tax, labor or immigration reform.

Switzerland received many headlines in January 2015 when the country’s central bank unexpectedly announced that it would no longer set the Swiss Franc to the Euro. The stock prices of many Swiss companies declined significantly following the news. The Fund’s exposure to Switzerland, while on average underweight compared to the benchmark, ended up unfavorable on net due to underperforming selections chosen in the country. While we continue to carefully analyze developments impacting these companies, we believe they remain attractive from a long-term perspective.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV underperformed the MSCI Japan Index and Lipper classification average for the six-month reporting period ended January 31, 2015.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Overall underperformance was limited partly due to positive contribution from the financial sector, despite our underweight position compared to the index. We were aided by the favorable performance of MS&AD Insurance Group Holdings as the company announced a new share buyback plan. We see this plan as positive given the company’s low valuations. Other notable appreciating holdings included Chugoku Marine Paints Limited, which benefited from lower oil prices and continued strong demand in China.

Fujifilm Holdings Corporation, a global leader in the imaging market, also contributed to portfolio performance. The company’s consumer and professional cameras have been faring well in a highly competitive market and other businesses such as information and document solutions are also either sustaining or growing as well. Fujifilm benefited from lower silver prices, as that commodity is used as an input in several of its products and a weaker yen was also a favorable factor for the company.

Relative detraction was driven by the consumer discretionary sector, where an underweight and weakly performing selections combined unfavorably. Individual company detraction in the sector was led by troubled automotive airbags and safety equipment supplier Takata Corporation. We exited our position in Takata during the reporting period, as we believe it is becoming increasingly unclear how much longer and how deeply it will suffer from its damaging series of recalls.

The Fund’s energy exposure consists of a position in JX Holdings Inc., which engages in the manufacture of petroleum and petrochemical products. The stock was a detractor to performance during the reporting period. JX has suffered along with the substantial declines in the price of crude oil over recent quarters.

Sumitomo Mitsui Trust Holdings, Inc., a Japanese financial services holdings company, experienced some price volatility during the reporting period and subsequently ended the reporting period as a detractor. Toward the latter part of the reporting period, the company announced a share buyback program that was positively received by investors.

As sustained declines in oil prices have continued to highly impact equities, we’ve trimmed our exposure in the energy sector. This trimming was relatively minor, however, because the companies we hold in that sector are those which we believe have strong balance sheets and operational flexibility required to weather this challenging time. Despite being fundamentally well positioned over the long-term, we find these companies are valued by the market well below our estimates of their intrinsic worth.

In Japan, value remains as do many challenges. While our selections in that country were a net negative factor during the reporting period, we remain confident that our Japanese holdings could perform well over time. The country’s economy appears to have languished following the April 1, 2014 national consumption tax increase, which created more headwinds than many pundits expected. We believe negative economic reports may well become an eventual positive, however, as they catalyzed a round of further easing from Japan’s central bank in late October. The reports may also provide empirical support for Prime Minister Shinzō Abe’s agenda to enact structural reform. The reform represents the final and most difficult element of his third arrows approach. In our view, the Japanese market would sharply benefit from even a small amount of progress on items such as corporate tax, labor or immigration reform.

10	Nuveen Investments

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, credit, currency, high yield securities, income, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(19.54)%	(4.88)%	(5.38)%	5.67%
Class A Shares at maximum Offering Price	(24.16)%	(10.36)%	(6.50)%	4.65%
MSCI Emerging Markets Index	(9.05)%	5.23%	3.08%	12.01%
Lipper Emerging Markets Funds Classification Average	(8.74)%	3.42%	2.94%	11.47%

Class C Shares	(19.88)%	(5.59)%	(6.09)%	4.88%
Class R3 Shares	(19.67)%	(5.12)%	(5.62)%	5.41%
Class I Shares	(19.48)%	(4.65)%	(5.15)%	5.93%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(17.88)%	(8.55)%	(5.52)%	6.02%
Class A Shares at maximum Offering Price	(22.59)%	(13.81)%	(6.63)%	4.98%
Class C Shares	(18.22)%	(9.25)%	(6.23)%	5.23%
Class R3 Shares	(17.98)%	(8.75)%	(5.76)%	5.76%
Class I Shares	(17.79)%	(8.30)%	(5.29)%	6.29%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.20%	2.95%	2.46%	1.92%
Net Expense Ratios	1.72%	2.47%	1.97%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(9.52)%	0.17%	4.41%	6.62%
Class A Shares at maximum Offering Price	(14.71)%	(5.58)%	3.18%	5.91%
MSCI All Country World Index (ACWI)	(2.25)%	6.80%	9.79%	4.76%
Lipper Global Multi-Cap Value Funds Classification Average	(3.77)%	3.49%	8.52%	4.21%

Class C Shares	(9.89)%	(0.61)%	3.63%	5.83%
Class R3 Shares	(9.61)%	(0.09)%	4.15%	13.61%
Class I Shares	(9.38)%	0.39%	4.67%	6.87%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares	(8.10)%	(1.67)%	4.46%	7.02%
Class A Shares at maximum Offering Price	(13.37)%	(7.33)%	3.23%	6.30%
Class C Shares	(8.46)%	(2.42)%	3.69%	6.23%
Class R3 Shares	(8.19)%	(1.90)%	4.21%	14.37%
Class I Shares	(7.99)%	(1.46)%	4.72%	7.27%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.37%	2.12%	1.61%	1.12%

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(10.51)%	(4.91)%	1.79%	3.32%
Class A Shares at maximum Offering Price	(15.66)%	(10.37)%	0.59%	2.71%
MSCI EAFE Index	(6.97)%	(0.43)%	6.39%	4.68%
Lipper International Multi-Cap Core Funds Classification Average	(8.74)%	(3.09)%	5.33%	3.61%

Class C Shares	(10.86)%	(5.64)%	1.02%	2.53%
Class I Shares	(10.42)%	(4.66)%	2.04%	3.57%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(10.62)%	(5.15)%	1.53%	(0.29)%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	(12.23)%	(8.53)%	1.61%	3.06%
Class A Shares at maximum Offering Price	(17.28)%	(13.78)%	0.41%	2.45%
Class C Shares	(12.59)%	(9.20)%	0.84%	2.28%
Class I Shares	(12.17)%	(8.31)%	1.86%	3.31%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(12.39)%	(8.80)%	1.35%	(0.27)%

Since inception returns for Class R3 are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.42%	2.16%	1.67%	1.16%

16	Nuveen Investments

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.09)%	2.29%	4.47%	4.62%
Class A Shares at maximum Offering Price	(11.48)%	(3.58)%	3.23%	3.61%
MSCI Japan Index	(3.00)%	2.16%	5.57%	5.92%
Lipper Japanese Funds Classification Average	(0.27)%	4.00%	7.55%	7.79%

Class C Shares	(6.41)%	1.59%	3.68%	3.83%
Class I Shares	(5.92)%	2.57%	4.74%	4.88%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares	(9.65)%	(3.85)%	4.43%	4.09%
Class A Shares at maximum Offering Price	(14.85)%	(9.37)%	3.20%	3.07%
Class C Shares	(10.02)%	(4.61)%	3.64%	3.30%
Class I Shares	(9.52)%	(3.62)%	4.69%	4.36%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.46%	4.15%	3.19%
Net Expense Ratios	1.47%	2.22%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	17

Holding

Summaries as of January 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Emerging Markets Fund

Fund Allocation

(% of net assets)

Common Stocks	94.2%
Warrants	1.0%
Total Long-Term Investments	95.2%
Short-Term Investments	3.3%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

KB Financial Group Inc.	3.4%
Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	3.3%
Ping An Insurance Group Company of China Limited	3.2%
Samsung Electronics Company Limited	3.0%
Media Prima Berhad	3.0%

Portfolio Composition

(% of net assets)

Food Products	16.5%
Banks	9.3%
Wireless Telecommunication Services	6.8%
Insurance	6.0%
Oil, Gas & Consumable Fuels	5.7%
Computers & Peripherals	5.1%
Media	4.0%
Real Estate Management & Development	3.8%
Chemicals	3.6%
Independent Power Producers & Energy Traders	3.3%
Semiconductors & Semiconductor Equipment	3.3%
Water Utilities	3.1%
Electronic Equipment, Instruments & Components	2.8%
Diversified Telecommunication Services	2.7%
Warrants	1.0%
Short-Term Investments	3.3%
Other	18.2%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Country Allocation

(% of net assets)

South Korea	13.9%
Brazil	12.2%
China	9.3%
Taiwan	8.0%
India	6.9%
Mexico	5.4%
Malaysia	5.0%
Argentina	4.9%
United States	4.9%
Hong Kong	3.6%
Turkey	3.2%
South Africa	2.8%
Other	18.4%
Other Assets Less Liabilities	1.5%
Net Assets	100%

18	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	97.2%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

UBS AG	3.4%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.3%
American International Group, Inc.	3.3%
MS&AD Insurance Group Holdings, Inc.	2.9%
Oracle Corporation	2.7%

Portfolio Composition

(% of net assets)

Food Products	13.1%
Insurance	12.5%
Pharmaceuticals	11.7%
Banks	5.9%
Oil, Gas & Consumable Fuels	5.7%
Diversified Telecommunication Services	5.1%
Electronic Equipment, Instruments & Components	4.2%
Metals & Mining	4.2%
Capital Markets	3.4%
Software	2.7%
Commercial Services & Supplies	2.5%
Computers & Peripherals	2.5%
Airlines	2.4%
Media	2.1%
Short-Term Investments	3.6%
Other	19.2%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Country Allocation (% of net assets)

United States	39.5%
Japan	7.8%
United Kingdom	7.6%
South Korea	6.9%
Switzerland	5.7%
France	4.2%
Canada	4.0%
Brazil	3.4%
China	3.4%
Israel	3.3%
Other	15.0%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Nuveen Investments	19

Holding Summaries as of January 31, 2015 (continued)

Nuveen Tradewinds International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Short-Term Investments	0.9%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Nippon Telegraph and Telephone Corporation, ADR	3.2%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.1%
ISS AS	2.9%
Royal Dutch Shell PLC, Class B, ADR	2.9%
Sanofi, SA	2.8%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.9%
Banks	9.5%
Insurance	9.1%
Diversified Telecommunication Services	6.3%
Food & Staples Retailing	6.3%
Oil, Gas & Consumable Fuels	5.2%
Commercial Services & Supplies	4.4%
Chemicals	3.3%
Computers & Peripherals	3.2%
Electronic Equipment, Instruments & Components	2.6%
Capital Markets	2.6%
Household Durables	2.6%
Real Estate Management & Development	2.6%
Wireless Telecommunication Services	2.2%
Personal Products	2.1%
Metals & Mining	2.1%
Electrical Equipment	2.1%
Communication Equipment	2.1%
Air Freight & Logistics	2.0%
Short-Term Investments	0.9%
Other	18.9%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Country Allocation

(% of net assets)

Japan	25.0%
Netherlands	12.1%
France	9.7%
United Kingdom	9.2%
South Korea	6.3%
United States	4.9%
Belgium	4.0%
Denmark	3.9%
Switzerland	3.6%
Israel	3.1%
Other	18.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%

20	Nuveen Investments

Nuveen Tradewinds Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	105.3%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	8.3%
Electronic Equipment, Instruments & Components	5.8%
Personal Products	5.6%
Commercial Services & Supplies	5.5%
Insurance	5.3%
Household Durables	4.6%
Banks	3.8%
Wireless Telecommunication Services	3.6%
Media	3.4%
Food Products	3.3%
Diversified Telecommunication Services	3.2%
Electrical Equipment	3.2%
Food & Staples Retailing	3.1%
Leisure Equipment & Products	3.1%
Specialty Retail	3.0%
Chemicals	2.6%
Beverages	2.6%
Textiles, Apparel & Luxury Goods	2.5%
Machinery	2.5%
Tobacco	2.5%
Trading Companies & Distributors	2.5%
Oil, Gas & Consumable Fuels	2.4%
Computers & Peripherals	2.3%
Semiconductors & Semiconductor Equipment	2.1%
Other	18.5%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

NTT DoCoMo Inc., Sponsored ADR	3.6%
Shiseido Company, Limited	3.3%
Nippon Telegraph and Telephone Corporation, ADR	3.2%
Mabuchi Motor Company Limited	3.2%
MS&AD Insurance Group Holdings, Inc.	3.1%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2015.

The beginning of the period is August 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$804.60	$801.20	$803.30	$805.20
Expenses Incurred During Period	$7.78	$11.17	$8.91	$6.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.59	$1,012.80	$1,015.32	$1,017.85
Expenses Incurred During Period	$8.69	$12.48	$9.96	$7.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46%, 1.96% and 1.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$904.80	$901.10	$903.90	$906.20
Expenses Incurred During Period	$6.96	$10.54	$8.21	$5.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.90	$1,014.12	$1,016.59	$1,019.16
Expenses Incurred During Period	$7.37	$11.17	$8.69	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 1.71% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$894.90	$891.40	$893.80	$895.80
Expenses Incurred During Period	$6.40	$9.96	$7.64	$5.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.67	$1,017.14	$1,019.71
Expenses Incurred During Period	$6.82	$10.61	$8.13	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.60% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$939.10	$935.90	$940.80
Expenses Incurred During Period	$7.14	$10.83	$5.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.01	$1,019.11
Expenses Incurred During Period	$7.43	$11.27	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.22% and 1.21% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Japan Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 and September 19, 2014 for Nuveen Tradewinds Emerging Markets Fund and Nuveen Tradewinds Global All-Cap Fund.

	Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Japan Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisor, LLC.
For	432,800	2,988,791	5,728,484	93,131
Against	587	150,322	59,818	—
Abstain	2,038	75,555	196,970	—
Broker Non-Votes	18,053	833,522	1,115,285	55,607
Total	453,478	4,048,190	7,100,557	148,738

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC.
For	432,569	2,983,588	5,715,503	93,131
Against	818	153,880	70,296	—
Abstain	2,038	77,200	199,470	—
Broker Non-Votes	18,053	833,522	1,115,288	55,607
Total	453,478	4,048,190	7,100,557	148,738

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	425,607	2,966,760	5,704,350	93,131
Against	6,492	161,755	80,706	—
Abstain	3,326	86,149	200,215	—
Broker Non-Votes	18,053	833,526	1,115,286	55,607
Total	453,478	4,048,190	7,100,557	148,738

Approval of the Board Members was reached as follows:

William Adams IV
For	69,861,145	69,861,145	69,861,145	69,861,145
Withhold	1,015,555	1,015,555	1,015,555	1,015,555
Total	70,876,700	70,876,700	70,876,700	70,876,700

24	Nuveen Investments

	Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Japan Fund

Robert P. Bremner
For	69,777,145	69,777,145	69,777,145	69,777,145
Withhold	1,099,555	1,099,555	1,099,555	1,099,555
Total	70,876,700	70,876,700	70,876,700	70,876,700

Jack B. Evans
For	69,793,525	69,793,525	69,793,525	69,793,525
Withhold	1,083,175	1,083,175	1,083,175	1,083,175
Total	70,876,700	70,876,700	70,876,700	70,876,700

William C. Hunter
For	69,790,443	69,790,443	69,790,443	69,790,443
Withhold	1,086,257	1,086,257	1,086,257	1,086,257
Total	70,876,700	70,876,700	70,876,700	70,876,700

David J. Kundert
For	69,838,324	69,838,324	69,838,324	69,838,324
Withhold	1,038,376	1,038,376	1,038,376	1,038,376
Total	70,876,700	70,876,700	70,876,700	70,876,700

John K. Nelson
For	69,866,847	69,866,847	69,866,847	69,866,847
Withhold	1,009,853	1,009,853	1,009,853	1,009,853
Total	70,876,700	70,876,700	70,876,700	70,876,700

William J. Schneider
For	69,852,110	69,852,110	69,852,110	69,852,110
Withhold	1,024,590	1,024,590	1,024,590	1,024,590
Total	70,876,700	70,876,700	70,876,700	70,876,700

Thomas S. Schreier, Jr.
For	69,841,982	69,841,982	69,841,982	69,841,982
Withhold	1,034,718	1,034,718	1,034,718	1,034,718
Total	70,876,700	70,876,700	70,876,700	70,876,700

Judith M. Stockdale
For	69,782,830	69,782,830	69,782,830	69,782,830
Withhold	1,093,870	1,093,870	1,093,870	1,093,870
Total	70,876,700	70,876,700	70,876,700	70,876,700

Carole E. Stone
For	69,786,646	69,786,646	69,786,646	69,786,646
Withhold	1,090,054	1,090,054	1,090,054	1,090,054
Total	70,876,700	70,876,700	70,876,700	70,876,700

Nuveen Investments	25

Shareholder Meeting Report (continued)

	Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Japan Fund

Virginia L. Stringer
For	69,787,635	69,787,635	69,787,635	69,787,635
Withhold	1,089,065	1,089,065	1,089,065	1,089,065
Total	70,876,700	70,876,700	70,876,700	70,876,700

Terence J. Toth
For	69,858,256	69,858,256	69,858,256	69,858,256
Withhold	1,018,444	1,018,444	1,018,444	1,018,444
Total	70,876,700	70,876,700	70,876,700	70,876,700

26	Nuveen Investments

Nuveen Tradewinds Emerging Markets Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.2%

	COMMON STOCKS – 94.2%

	Airlines – 2.1%

762,400	AirAsia Berhad	$588,401

	Banks – 9.3%

120,800	Bangkok Bank PCL, NVDR, (2)	702,254

802,313	Chinatrust Financial Holding Company Limited, (2)	508,951

6,462,507	FBN Holdings PLC, (2)	241,131

28,375	KB Financial Group Inc., (2)	953,208

59,200	Sberbank of Russia, Sponsored ADR, (2)	218,176
	Total Banks	2,623,720

	Capital Markets – 1.8%

12,318	Mirae Asset Securities Company Limited, (2)	518,374

	Chemicals – 3.6%

250,700	Fertilizantes Heringer S.A., (3)	355,040

112,500	UPL Limited, (2)	667,896
	Total Chemicals	1,022,936

	Computers & Peripherals – 5.1%

675	Samsung Electronics Company Limited, (2)	837,944

609	Samsung Electronics Company Limited, PFD, (2)	592,767
	Total Computers & Peripherals	1,430,711

	Construction & Engineering – 1.1%

177,125	Murray & Roberts Holdings Limited	299,188

	Diversified Telecommunication Services – 2.7%

44,239	KT Corporation, Sponsored ADR	594,572

112,595	Telecom Egypt SAE, (2)	180,357
	Total Diversified Telecommunication Services	774,929

	Electric Utilities – 1.8%

84,300	Centrais Electricas Brasileiras SA, Electrobras, PFD B, (3)	192,901

136,000	Power Grid Corporation of India Limited, (2)	324,212
	Total Electric Utilities	517,113

	Electronic Equipment, Instruments & Components – 2.8%

357,000	Digital China Holdings Limited, (2)	337,239

40,800	Flextronics International Limited, (3)	453,696
	Total Electronic Equipment, Instruments & Components	790,935

	Food & Staples Retailing – 0.7%

19,108	X5 Retail Group NV, 144A, GDR, (2), (3)	202,545

Nuveen Investments	27

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Food Products – 16.5%

107,000	Adecoagro S.A., (3)	$830,320

112,000	BrasilAgro Cia Brasileira de Propriedades Agricolas, (2)	352,351

196,000	Grupo Lala S.A.B. de C.V., Series B	383,775

6,000	Industrias Bachoco S.A.B. de C.V., Class B, Sponsored ADR	293,040

72,774	Kernal Holding SA, (2), (3)	611,195

77,924	MHP SA, 144A, GDR, (2)	742,616

148,000	SLC Agricola SA	788,745

1,165,000	WH Group Limited, (2), (3)	656,134
	Total Food Products	4,658,176

	Gas Utilities – 1.0%

697,500	Perusahaan Gas Negara PT, Class B, (2)	277,093

	Health Care Providers & Services – 1.1%

115,000	Profarma Distribuidora de Produtos Farmaceuticos SA, (2)	296,390

	Hotels, Restaurants & Leisure – 2.0%

374,000	Hoteles City Express SAB de CV, (3)	551,413

	Independent Power Producers & Energy Traders – 3.3%

112,000	China Resources Power Holdings Company Limited, (2)	315,028

1,560,000	Energy Development Corporation, (2)	301,696

137,000	NTPC Limited, (2)	316,863
	Total Independent Power Producers & Energy Traders	933,587

	Industrial Conglomerates – 0.9%

170,000	Turk Sise ve Cam Fabrikalari SA, (2)	265,367

	Insurance – 6.0%

566,161	Cathay Financial Holding Company Limited, (2)	810,760

84,000	Ping An Insurance Group Company of China Limited, Class H, (2)	888,694
	Total Insurance	1,699,454

	Media – 4.0%

8,850	Grupo Televisa S.A, Sponsored ADR	288,599

1,617,000	Media Prima Berhad, (2)	832,029
	Total Media	1,120,628

	Metals & Mining – 2.5%

81,947	Gerdau SA, Sponsored ADR	282,717

7,093	POSCO, Sponsored ADR	413,025
	Total Metals & Mining	695,742

	Oil, Gas & Consumable Fuels – 5.7%

264,300	Bankers Petroleum Limited, (3)	607,347

60,200	Gazprom OAO, Sponsored ADR, (2)	241,648

153,233	Petrobras Energia S.A., ADR	746,245
	Total Oil, Gas & Consumable Fuels	1,595,240

28	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 1.3%

734,500	United Laboratories International Holdings Ltd, (2)			$359,886

	Real Estate Management & Development – 3.8%

62,926	Cresud S.A., Sponsored ADR			648,138

227,700	Emaar Properties PJSC, (2)			415,027
	Total Real Estate Management & Development			1,063,165

	Semiconductors & Semiconductor Equipment – 3.3%

41,100	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR			933,381

	Specialty Retail – 1.8%

31,400	Cashbuild Limited			501,537

	Textiles, Apparel & Luxury Goods – 0.1%

8,439,000	China Hongxing Sports Limited, (4)			22,395

	Water Utilities – 3.1%

68,300	Companhia de Saneamento Basico do Estado de Sao Paulo, (2), (3)			340,391

195,000	Manila Water Company, (2)			143,123

395,000	Sound Global Limited, (2), (3)			399,116
	Total Water Utilities			882,630

	Wireless Telecommunication Services – 6.8%

104,000	Bharti AirTel Limited, (2)			626,938

49,500	China Mobile Limited, (2)			646,338

44,300	Turkcell Iletisim Hizmetleri A.S., ADR			639,692
	Total Wireless Telecommunication Services			1,912,968
	Total Common Stocks (cost $30,541,545)			26,537,904

Shares	Description (1)			Value

	WARRANTS – 1.0%

54,020	Vietnam Dairy Products JSC, LEPO (2)			$280,633
	Total Warrant (cost $263,743)			280,633
	Total Long-Term Investments (cost $30,805,288)			26,818,537

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.3%

	REPURCHASE AGREEMENTS – 3.3%

$918	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $917,603, collateralized by $710,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $938,975	0.000%	2/02/15	$917,603
	Total Short-Term Investments (cost $917,603)			917,603
	Total Investments (cost $31,722,891) – 98.5%			27,736,140
	Other Assets Less Liabilities – 1.5%			435,867
	Net Assets – 100%			$28,172,007

Nuveen Investments	29

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1993, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEPO	Low Exercise Price Option

NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.2%

	COMMON STOCKS – 97.2%

	Air Freight & Logistics – 1.1%

219,498	TNT Express NV, (2)	$1,435,589

	Airlines – 2.4%

4,054,200	AirAsia Berhad	3,128,931

	Automobiles – 2.0%

79,799	General Motors Company	2,603,043

	Banks – 5.9%

75,878	KB Financial Group Inc., Sponsored ADR	2,560,883

606,300	Sumitomo Mitsui Trust Holdings Inc., (2)	2,132,069

715,315	TSB Banking Group PLC, (2), (3)	2,873,158
	Total Banks	7,566,110

	Capital Markets – 3.4%

259,204	UBS Group AG, (3)	4,323,523

	Chemicals – 1.2%

14,532	Agrium Inc.	1,549,838

	Commercial Services & Supplies – 2.5%

196,482	Cape PLC, (2)	617,392

45,000	ISS AS, (2), (3)	1,329,540

738,314	Rentokil Initial PLC, (2)	1,344,174
	Total Commercial Services & Supplies	3,291,106

	Communications Equipment – 1.6%

80,584	Cisco Systems, Inc.	2,124,597

	Computers & Peripherals – 2.5%

2,577	Samsung Electronics Company Limited, (2)	3,199,084

	Construction & Engineering – 0.7%

56,310	KBR Inc.	930,804

	Diversified Telecommunication Services – 5.1%

100,700	KT Corporation, Sponsored ADR	1,353,408

22,600	Nippon Telegraph and Telephone Corporation, (2)	1,337,620

114,300	Telefonica SA, (2), (3)	1,713,975

99,751	Telenor ASA, (2)	2,142,928
	Total Diversified Telecommunication Services	6,547,931

	Electric Utilities – 0.5%

267,265	Centrais Electricas Brasileiras SA, Electrobras, Sponsored ADR, PFD, Class B	614,709

Nuveen Investments	31

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Electrical Equipment – 0.8%

33,607	Alstom SA, (2)	$1,095,038

	Electronic Equipment, Instruments & Components – 4.2%

1,606,000	Digital China Holdings Limited, (2)	1,517,104

101,448	Ingram Micro, Inc., Class A, (3)	2,554,461

23,362	Tech Data Corporation, (3)	1,333,970
	Total Electronic Equipment, Instruments & Components	5,405,535

	Energy Equipment & Services – 0.6%

148,296	Aker Solutions ASA, (2)	723,957

	Food & Staples Retailing – 1.7%

663,578	Tesco PLC, (2)	2,243,997

	Food Products – 13.1%

290,626	Adecoagro S.A., (3)	2,255,258

27,500	Archer-Daniels-Midland Company	1,282,325

21,701	Bunge Limited	1,942,891

106,227	Dean Foods Company	1,924,833

33,410	Ingredion Inc.	2,694,182

182,900	Scandi Standard AB, (2)	1,155,058

71,293	Tyson Foods, Inc., Class A	2,783,279

4,968,000	WH Group Limited, (2), (3)	2,798,004
	Total Food Products	16,835,830

	Health Care Providers & Services – 1.1%

15,010	Aetna Inc.	1,378,218

	Independent Power Producers & Energy Traders – 2.0%

209,972	AES Corporation	2,565,858

	Insurance – 12.5%

225,818	Aegon N.V., (2)	1,609,374

85,704	American International Group, Inc.	4,188,354

46,698	Axis Capital Holdings Limited	2,376,928

69,406	Loews Corporation	2,655,474

155,000	MS&AD Insurance Group Holdings, Inc., (2)	3,768,700

146,500	Ping An Insurance Group Company of China Limited, Class H, (2)	1,549,924
	Total Insurance	16,148,754

	Marine – 1.1%

87,860	Stolt-Nielsen Limited, (2)	1,387,232

	Media – 2.1%

107,400	Time Inc.	2,689,296

32	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 4.2%

116,500	Barrick Gold Corporation	$1,488,870

58,083	Freeport-McMoRan, Inc.	976,375

7,505	POSCO, (2)	1,743,375

5,552,000	Shougang Fushan Resources Group Limited, (2)	1,180,239
	Total Metals & Mining	5,388,859

	Oil, Gas & Consumable Fuels – 5.7%

40,982	Apache Corporation	2,564,244

891,502	Bankers Petroleum Limited, (3)	2,048,623

86,982	Royal Dutch Shell PLC, Class B Shares, (2)	2,753,847
	Total Oil, Gas & Consumable Fuels	7,366,714

	Pharmaceuticals – 11.7%

29,419	Ipsen SA, (2)	1,497,263

32,908	Merck & Company Inc.	1,983,694

94,000	Mitsubishi Tanabe Pharma Corporation, (2)	1,486,050

31,366	Novartis AG, (2)	3,056,702

30,105	Sanofi, SA, (2)	2,773,871

75,006	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,264,841
	Total Pharmaceuticals	15,062,421

	Real Estate Management & Development – 1.5%

263,700	City Developments Limited, (2)	1,954,537

	Software – 2.7%

82,731	Oracle Corporation	3,465,602

	Specialty Retail – 0.9%

32,260	Best Buy Co., Inc.	1,135,552

	Textiles, Apparel & Luxury Goods – 0.1%

31,950,000	China Hongxing Sports Limited, (4)	84,787

	Trading Companies & Distributors – 1.1%

106,800	Mitsui & Company Limited, (2)	1,359,003

	Water Utilities – 1.2%

311,200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (3)	1,512,432
	Total Long-Term Investments (cost $123,089,936)	125,118,887

Nuveen Investments	33

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.6%

	REPURCHASE AGREEMENTS – 3.6%

$4,607	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $4,606,952, collateralized by $3,555,000 U.S. Treasury Notes, 3.750%, due 8/15/41, value $4,701,488	0.000%	2/02/15	$4,606,952
	Total Short-Term Investments (cost $4,606,952)			4,606,952
	Total Investments (cost $127,696,888) – 100.8%			129,725,839
	Other Assets Less Liabilities – (0.8)%			(1,082,416)
	Net Assets – 100%			$128,643,423

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Tradewinds International Value Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 1.5%

85,633	Thales SA, (2)	$4,509,617

	Air Freight & Logistics – 2.0%

882,729	TNT Express NV, (2)	5,773,337

	Automobiles – 1.6%

35,871	Toyota Motor Corporation, Sponsored ADR	4,621,978

	Banks – 9.5%

644,097	HSBC Holdings PLC, (2)	5,892,976

571,902	ING Groep N.V., Ordinary Shares, (2), (3)	7,110,115

117,526	KB Financial Group Inc., ADR	3,966,502

1,514,000	Sumitomo Mitsui Trust Holdings Inc., (2)	5,324,020

1,388,211	TSB Banking Group PLC, (2), (3)	5,575,934
	Total Banks	27,869,547

	Capital Markets – 2.6%

457,155	UBS AG, (3)	7,625,345

	Chemicals – 3.3%

47,454	Agrium Inc.	5,060,969

88,118	Koninklijke DSM NV, (2)	4,673,847
	Total Chemicals	9,734,816

	Commercial Services & Supplies – 4.4%

496,000	Dai Nippon Printing Co., Ltd., (2)	4,460,726

284,708	ISS AS, (2), (3)	8,411,795
	Total Commercial Services & Supplies	12,872,521

	Communication Equipment – 2.1%

497,516	Ericsson LM Telefonaktiebolaget, Sponsored ADR	6,034,869

	Computers & Peripherals – 3.2%

140,300	Fuji Photo Film Co., Ltd., (2)	4,741,816

4,742	Samsung Electronics Company Limited, (2)	4,615,602
	Total Computers & Peripherals	9,357,418

	Diversified Financial Services – 1.6%

55,032	Groupe Bruxelles Lambert SA, (2)	4,562,315

	Diversified Telecommunication Services – 6.3%

313,398	Nippon Telegraph and Telephone Corporation, ADR	9,257,777

4,752,495	Telecom Italia S.p.A., (2)	4,488,098

Nuveen Investments	35

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

218,898	Telenor ASA, (2)	$4,702,535
	Total Diversified Telecommunication Services	18,448,410

	Electric Utilities – 1.7%

111,652	Centrais Electricas Brasileiras SA, Electrobras, ADR	256,800

122,300	Centrais Electricas Brasileiras SA, Electrobras, (3)	233,820

163,605	Electricite de France S.A, (2)	4,435,161
	Total Electric Utilities	4,925,781

	Electrical Equipment – 2.1%

148,800	Mabuchi Motor Company Limited, (2)	6,117,873

	Electronic Equipment, Instruments & Components – 2.6%

3,250,000	Digital China Holdings Limited, (2)	3,070,104

412,245	Flextronics International Limited, (3)	4,584,164
	Total Electronic Equipment, Instruments & Components	7,654,268

	Energy Equipment & Services – 0.8%

468,369	Aker Solutions ASA, (2), (3)	2,286,500

	Food & Staples Retailing – 6.3%

246,010	Carrefour SA, (2)	7,708,929

124,200	Seven & I Holdings Co. Ltd., (2)	4,544,986

1,789,250	Tesco PLC, (2)	6,050,639
	Total Food & Staples Retailing	18,304,554

	Household Durables – 2.6%

263,200	Panasonic Corporation, (2)	2,989,919

354,800	Sekisui House, Ltd., (2)	4,588,104
	Total Household Durables	7,578,023

	Industrial Conglomerates – 2.0%

53,925	Siemens AG, (2)	5,696,468

	Insurance – 9.1%

701,324	Aegon N.V., (2)	4,998,241

205,041	Ageas, (2)	7,021,388

128,058	Axis Capital Holdings Limited	6,518,152

333,800	MS&AD Insurance Group Holdings, Inc., (2)	8,116,079
	Total Insurance	26,653,860

	Internet & Catalog Retail – 1.2%

1,257,217	Home Retail Group, (2)	3,631,426

	Machinery – 1.2%

158,729	Vallourec SA, (2)	3,443,941

	Media – 1.5%

147,315	Wolters Kluwer NV, (2)	4,400,716

36	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 2.1%

414,885	Impala Platinum Holdings Limited, (2)	$2,691,822

14,770	POSCO, (2)	3,430,999
	Total Metals & Mining	6,122,821

	Oil, Gas & Consumable Fuels – 5.2%

277,285	Cameco Corporation	3,887,536

707,544	Gazprom OAO, Sponsored ADR, (2)	2,840,144

130,841	Royal Dutch Shell PLC, Class B, ADR	8,372,516
	Total Oil, Gas & Consumable Fuels	15,100,196

	Personal Products – 2.1%

389,600	Shiseido Company, Limited, (2)	6,248,686

	Pharmaceuticals – 9.9%

261,708	GlaxoSmithKline PLC, (2)	5,762,475

152,960	H. Lundbeck A/S, (2)	3,106,552

10,510	Roche Holdings AG, (2)	2,832,628

88,199	Sanofi, SA, (2)	8,126,645

157,923	Teva Pharmaceutical Industries Limited, Sponsored ADR	8,979,502
	Total Pharmaceuticals	28,807,802

	Professional Services – 1.7%

70,091	Manpower Group	5,108,232

	Real Estate Management & Development – 2.6%

582,000	City Developments Limited, (2)	4,313,767

451,000	Henderson Land Development Company Limited, (2)	3,229,604
	Total Real Estate Management & Development	7,543,371

	Semiconductors & Semiconductor Equipment – 1.3%

61,100	Rohm Company Limited, (2)	3,928,232

	Textiles, Apparel & Luxury Goods – 1.6%

462,000	Wacoal Holdings Corporation, (2)	4,579,296

	Tobacco – 1.2%

130,300	Japan Tobacco Inc., (2)	3,548,936

	Wireless Telecommunication Services – 2.2%

221,677	SK Telecom Company Limited, Sponsored ADR	6,373,214
	Total Long-Term Investments (cost $256,471,748)	289,464,369

Nuveen Investments	37

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

	REPURCHASE AGREEMENTS – 0.9%

$2,637	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $2,637,045, collateralized by $2,035,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $2,691,288	0.000%	2/02/15	$2,637,045
	Total Short-Term Investments (cost $2,637,045)			2,637,045
	Total Investments (cost $259,108,793) – 100.0%			292,101,414
	Other Assets Less Liabilities – 0.0%			75,185
	Net Assets – 100%			$292,176,599

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Tradewinds Japan Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 105.3%

	COMMON STOCKS – 105.3%

	Automobiles – 1.6%

343	Toyota Motor Corporation, Sponsored ADR	$44,196

	Banks – 3.8%

4,000	Chiba Bank Limited, (2)	26,957

22,000	Sumitomo Mitsui Trust Holding Inc., (2)	77,364
	Total Banks	104,321

	Beverages – 2.6%

5,200	Kirin Holdings Co., Ltd., (2)	70,014

	Building Products – 1.9%

2,700	LIXIL Group Corp., (2)	52,607

	Capital Markets – 1.3%

5,000	Daiwa Securities Group Inc., (2)	36,329

	Chemicals – 2.6%

8,000	Chugoku Marine Paints Limited, (2)	70,419

	Commercial Services & Supplies – 5.5%

4,000	Dai Nippon Printing Co., Ltd., (2)	35,974

3,900	Duskin Company Limited, (2)	61,554

900	Secom Company Limited, (2)	52,241
	Total Commercial Services & Supplies	149,769

	Computers & Peripherals – 2.3%

1,822	FujiFilm Holdings Corporation, ADR, (2)	62,013

	Construction & Engineering – 1.8%

8,000	Obayashi Corporation, (2)	50,642

	Containers & Packaging – 1.9%

4,100	Toyo Seikan Group Holdings, (2)	52,603

	Diversified Telecommunication Services – 3.2%

2,937	Nippon Telegraph and Telephone Corporation, ADR	86,759

	Electrical Equipment – 3.2%

2,100	Mabuchi Motor Company Limited, (2)	86,341

	Electronic Equipment, Instruments & Components – 5.8%

13,200	Japan Display Inc., (2), (3)	46,258

1,000	Kyocera Corporation, (2)	44,015

10,200	Sanshin Electronics Company Limited, (2)	69,555
	Total Electronic Equipment, Instruments & Components	159,828

Nuveen Investments	39

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing – 3.1%

2,300	Seven & I Holdings Co. Ltd., (2)	$84,166

	Food Products – 3.3%

2,000	NH Foods Ltd., (2)	49,444

1,200	Toyo Suisan Kaisha Limited, (2)	42,217
	Total Food Products	91,661

	Gas Utilities – 1.0%

7,000	Osaka Gas Company Limited, (2)	27,591

	Health Care Providers & Services – 1.6%

1,400	Tokai Corporation, (2)	43,513

	Household Durables – 4.6%

6,207	Panasonic Corporation, Sponsored ADR, (2)	70,449

4,200	Sekisui House, Ltd., (2)	54,312
	Total Household Durables	124,761

	Insurance – 5.3%

3,500	MS&AD Insurance Group Holdings, Inc., (2)	85,100

2,200	Sompo Japan Nipponkoa Holdings, Inc., (2)	61,043
	Total Insurance	146,143

	IT Services – 1.6%

2,500	TKC Corporation, (2)	44,268

	Leisure Equipment & Products – 3.1%

3,200	Fields Corporation, (2)	40,673

1,200	Sankyo Company Ltd, (2)	43,128
	Total Leisure Equipment & Products	83,801

	Machinery – 2.5%

11,000	Japan Steel Works Limited, (2)	44,002

6,000	Organo Corporation, (2)	24,206
	Total Machinery	68,208

	Media – 3.4%

4,400	Hakuhodo DY Holdings Inc., (2)	43,734

3,100	TV Asahi Corporation, (2)	48,264
	Total Media	91,998

	Oil, Gas & Consumable Fuels – 2.4%

18,100	JX Holdings Inc., (2)	66,793

	Personal Products – 5.6%

1,400	KAO Corporation, (2)	61,387

5,700	Shiseido Company, Limited, (2)	91,421
	Total Personal Products	152,808

40	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 8.3%

3,400	Astellas Pharma Inc., (2)	$52,514

1,500	Kissei Pharmaceuticals Company Limited, (2)	44,999

3,900	Mitsubishi Tanabe Pharma Corporation, (2)	61,655

2,200	Otsuka Holdings Company KK, (2)	68,066
	Total Pharmaceuticals	227,234

	Real Estate Management & Development – 1.5%

2,200	Daiwa House Industry Company Limited, (2)	40,514

	Road & Rail – 1.1%

400	East Japan Railway Company, (2)	30,895

	Semiconductors & Semiconductor Equipment – 2.1%

900	Rohm Company Limited, (2)	57,863

	Software – 1.4%

400	Nintendo Co., Ltd., (2)	38,584

	Specialty Retail – 3.0%

2,100	Chiyoda Company Limited, (2)	44,678

2,500	Xebio Company, Limited, (2)	38,697
	Total Specialty Retail	83,375

	Textiles, Apparel & Luxury Goods – 2.5%

7,000	Wacoal Holdings Corporation, (2)	69,383

	Tobacco – 2.5%

2,500	Japan Tobacco Inc., (2)	68,092

	Trading Companies & Distributors – 2.5%

5,300	Mitsui & Company Limited, (2)	67,441

	Transportation Infrastructure – 1.8%

5,000	Kamigumi Company Limited, (2)	49,965

	Wireless Telecommunication Services – 3.6%

5,758	NTT DoCoMo Inc., Sponsored ADR	97,195
	Total Long-Term Investments (cost $2,266,667)	2,882,093
	Other Assets Less Liabilities – (5.3)%	(144,968)
	Net Assets – 100%	$2,737,125

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Assets and Liabilities	January 31, 2015 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $30,805,288, $123,089,936, $256,471,748 and $2,266,667, respectively)	$26,818,537	$125,118,887	$289,464,369	$2,882,093
Short-term investments, at value (cost approximates value)	917,603	4,606,952	2,637,045	—
Cash	—	—	—	70,801
Receivable for:
Dividends	25,226	160,388	471,059	3,417
Investments sold	807,199	—	2,190,709	—
Reclaims	—	52,369	27,973	76
Reimbursement from Adviser	—	—	—	3,601
Shares sold	33	70,274	173,615	—
Other assets	10,226	61,062	68,994	7,773
Total assets	28,578,824	130,069,932	295,033,764	2,967,761
Liabilities
Payable for:
Investments purchased	300,419	761,117	1,460,504	—
Shares redeemed	1,958	327,213	793,626	194,990
Accrued expenses:
Management fees	23,605	100,964	211,542	—
Trustees Fees	238	41,782	69,004	24
12b-1 distribution and service fees	1,193	40,816	26,874	489
Other	79,404	154,617	295,615	35,133
Total liabilities	406,817	1,426,509	2,857,165	230,636
Net assets	$28,172,007	$128,643,423	$292,176,599	$2,737,125
Class A Shares
Net assets	$1,611,947	$39,100,737	$35,161,499	$299,965
Shares outstanding	67,735	1,524,537	1,594,601	13,041
Net asset value (“NAV”) per share	$23.80	$25.65	$22.05	$23.00
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$25.25	$27.21	$23.40	$24.40
Class C Shares
Net assets	$861,867	$36,402,687	$21,998,773	$487,104
Shares outstanding	36,733	1,430,144	1,045,212	21,367
NAV and offering price per share	$23.46	$25.45	$21.05	$22.80
Class R3 Shares
Net assets	$120,541	$324,040	$1,309,338	$—
Shares outstanding	5,081	12,654	58,904	—
NAV and offering price per share	$23.72	$25.61	$22.23	$—
Class I Shares
Net assets	$25,577,652	$52,815,959	$233,706,989	$1,950,056
Shares outstanding	1,074,549	2,060,930	10,556,579	84,535
NAV and offering price per share	$23.80	$25.63	$22.14	$23.07
Net assets consist of:
Capital paid-in	$75,922,087	$322,934,351	$543,453,373	$2,387,781
Undistributed (Over-distribution of) net investment income	(37,445)	(419,649)	(4,722,646)	(155,349)
Accumulated net realized gain (loss)	(43,727,272)	(195,899,993)	(279,547,509)	(110,792)
Net unrealized appreciation (depreciation)	(3,985,363)	2,028,714	32,993,381	615,485
Net assets	$28,172,007	$128,643,423	$292,176,599	$2,737,125
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2015 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income (net of foreign tax withheld of $16,320, $79,217, $289,200 and $3,375, respectively)	$216,791	$1,272,382	$2,741,631	$29,006
Expenses
Management fees	194,742	673,187	1,379,232	13,945
12b-1 service fees – Class A Shares	2,630	63,150	75,144	699
12b-1 distribution and service fees – Class C Shares	6,464	214,618	124,692	2,410
12b-1 distribution and service fees – Class R3 Shares	323	1,082	4,260	—
Shareholder servicing agent fees	9,604	106,382	164,880	2,557
Custodian fees	58,745	51,602	83,267	21,561
Trustees fees	796	2,940	5,622	304
Professional fees	18,934	39,333	35,429	10,970
Shareholder reporting expenses	5,967	44,879	88,100	2,106
Federal and state registration fees	17,897	26,863	23,659	14,076
Other	3,417	5,261	7,846	2,399
Total expenses before fee waiver/expense reimbursement	319,519	1,229,297	1,992,131	71,027
Fee waiver/expense reimbursement	(65,182)	—	—	(48,319)
Net expenses	254,337	1,229,297	1,992,131	22,708
Net investment income (loss)	(37,546)	43,085	749,500	6,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,337,377)	(2,669,203)	(18,688,731)	146,519
Change in net unrealized appreciation (depreciation) investments and foreign currency	(5,754,808)	(13,368,564)	(18,554,372)	(369,048)
Net realized and unrealized gain (loss)	(7,092,185)	(16,037,767)	(37,243,103)	(222,529)
Net increase (decrease) in net assets from operations	$(7,129,731)	$(15,994,682)	$(36,493,603)	$(216,231)

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Changes in Net Assets	(Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$(37,546)	$120,219	$43,085	$1,680,320
Net realized gain (loss) from investments and foreign currency	(1,337,377)	(4,261,843)	(2,669,203)	13,986,353
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,754,808)	9,607,300	(13,368,564)	25,321,815
Net increase (decrease) in net assets from operations	(7,129,731)	5,465,676	(15,994,682)	40,988,488
Distributions to Shareholders
From net investment income:
Class A Shares	—	(47,125)	(602,122)	(821,127)
Class C Shares	—	(1,391)	(231,827)	(187,386)
Class R3 Shares	—	(400)	(4,593)	(3,942)
Class I Shares	(73,543)	(269,415)	(910,309)	(1,380,999)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(73,543)	(318,331)	(1,748,851)	(2,393,454)
Fund Share Transactions
Proceeds from sale of shares	665,900	22,280,722	18,099,705	18,170,511
Proceeds from shares issued to shareholders due to reinvestment of distributions	72,030	251,244	1,484,115	1,929,068
	737,930	22,531,966	19,583,820	20,099,579
Cost of shares redeemed	(7,565,130)	(23,516,638)	(65,086,716)	(150,057,096)
Net increase (decrease) in net assets from Fund share transactions	(6,827,200)	(984,672)	(45,502,896)	(129,957,517)
Net increase (decrease) in net assets	(14,030,474)	4,162,673	(63,246,429)	(91,362,483)
Net assets at the beginning of period	42,202,481	38,039,808	191,889,852	283,252,335
Net assets at the end of period	$28,172,007	$42,202,481	$128,643,423	$191,889,852
Undistributed (Over-distribution of) net investment income at the end of period	$(37,445)	$73,644	$(419,649)	$1,286,117

See accompanying notes to financial statements.

44	Nuveen Investments

	Tradewinds International Value		Tradewinds Japan
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$749,500	$7,830,802	$6,298	$29,245
Net realized gain (loss) from investments and foreign currency	(18,688,731)	28,643,687	146,519	239,952
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(18,554,372)	18,497,215	(369,048)	344,662
Net increase (decrease) in net assets from operations	(36,493,603)	54,971,704	(216,231)	613,859
Distributions to Shareholders
From net investment income:
Class A Shares	(1,458,326)	(3,813,073)	(22,358)	(35,595)
Class C Shares	(731,951)	(467,099)	(18,861)	(12,232)
Class R3 Shares	(61,417)	(58,040)	—	—
Class I Shares	(10,460,378)	(4,308,813)	(106,540)	(107,181)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(12,712,072)	(8,647,025)	(147,759)	(155,008)
Fund Share Transactions
Proceeds from sale of shares	124,276,231	77,086,445	473,149	2,509,942
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,873,879	7,973,389	85,727	82,741
	136,150,110	85,059,834	558,876	2,592,683
Cost of shares redeemed	(153,118,018)	(148,792,414)	(1,481,310)	(3,417,370)
Net increase (decrease) in net assets from Fund share transactions	(16,967,908)	(63,732,580)	(922,434)	(824,687)
Net increase (decrease) in net assets	(66,173,583)	(17,407,901)	(1,286,424)	(365,836)
Net assets at the beginning of period	358,350,182	375,758,083	4,023,549	4,389,385
Net assets at the end of period	$292,176,599	$358,350,182	$2,737,125	$4,023,549
Undistributed (Over-distribution of) net investment income at the end of period	$(4,722,646)	$7,239,926	$(155,349)	$(13,888)

See accompanying notes to financial statements.

Nuveen Investments	45

Financial

Highlights (Unaudited)

Tradewinds Emerging Markets

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2015(f)	$29.58	$(0.06)	$(5.72)	$(5.78)	$—	$—	$—	$—		$23.80
2014	24.92	0.06	4.82	4.88	(0.22)	—	(0.22)	—		29.58
2013	26.45	0.15	(1.56)	(1.41)	(0.12)	—	(0.12)	—		24.92
2012	39.23	0.18	(11.89)	(11.71)	(0.36)	(0.71)	(1.07)	—	*	26.45
2011	37.13	0.12	3.93	4.05	(0.21)	(1.74)	(1.95)	—	*	39.23
2010	31.45	0.57	7.60	8.17	(0.38)	(2.11)	(2.49)	—	*	37.13
Class C (12/08)
2015(f)	29.28	(0.15)	(5.67)	(5.82)	—	—	—	—		23.46
2014	24.66	(0.14)	4.78	4.64	(0.02)	—	(0.02)	—		29.28
2013	26.26	(0.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(0.01)	(11.82)	(11.83)	(0.07)	(0.71)	(0.78)	—	*	26.26
2011	36.90	(0.18)	3.89	3.71	—	(1.74)	(1.74)	—	*	38.87
2010	31.31	0.08	7.79	7.87	(0.17)	(2.11)	(2.28)	—	*	36.90
Class R3 (12/08)
2015(f)	29.53	(0.09)	(5.72)	(5.81)	—	—	—	—		23.72
2014	24.87	0.02	4.80	4.82	(0.16)	—	(0.16)	—		29.53
2013	26.40	0.13	(1.61)	(1.48)	(0.05)	—	(0.05)	—		24.87
2012	39.11	0.25	(11.99)	(11.74)	(0.26)	(0.71)	(0.97)	—	*	26.40
2011	37.06	(0.28)	4.18	3.90	(0.11)	(1.74)	(1.85)	—	*	39.11
2010	31.40	0.24	7.84	8.08	(0.31)	(2.11)	(2.42)	—	*	37.06
Class I (12/08)
2015(f)	29.64	(0.02)	(5.75)	(5.77)	(0.07)	—	(0.07)	—		23.80
2014	24.96	0.13	4.84	4.97	(0.29)	—	(0.29)	—		29.64
2013	26.49	0.22	(1.56)	(1.34)	(0.19)	—	(0.19)	—		24.96
2012	39.32	0.21	(11.88)	(11.67)	(0.45)	(0.71)	(1.16)	—	*	26.49
2011	37.21	0.28	3.87	4.15	(0.30)	(1.74)	(2.04)	—	*	39.32
2010	31.49	0.45	7.83	8.28	(0.45)	(2.11)	(2.56)	—	*	37.21

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(19.54)%	$1,612	2.11	%**	(0.82	)%**	1.71	%**	(0.42	)%**	34%
19.76	2,402	2.20		(0.28)		1.72		0.21		101
(5.42)	7,543	2.24		0.12		1.82		0.54		54
(30.09)	16,378	1.82		0.58		1.82		0.58		69
10.54	25,787	1.85		0.27		1.83		0.30		40
26.41	6,121	4.31		(0.89)		1.84		1.58		61

(19.88)	862	2.86	**	(1.54	)**	2.46	**	(1.14	)**	34
18.88	1,582	2.95		(1.03)		2.47		(0.54)		101
(6.13)	2,614	3.01		(0.61)		2.57		(0.17)		54
(30.62)	3,943	2.59		(0.03)		2.58		(0.02)		69
9.74	4,832	2.60		(0.46)		2.58		(0.44)		40
25.48	765	4.89		(2.08)		2.59		0.22		61

(19.67)	121	2.37	**	(1.06	)**	1.96	**	(0.65	)**	34
19.44	81	2.46		(0.41)		1.97		0.08		101
(5.63)	99	2.54		0.01		2.07		0.48		54
(30.23)	84	2.12		0.79		2.07		0.84		69
10.21	57	2.22		(0.85)		2.08		(0.71)		40
26.10	463	4.42		(1.66)		2.09		0.68		61

(19.48)	25,578	1.85	**	(0.56	)**	1.46	**	(0.17	)**	34
20.06	38,138	1.92		0.03		1.47		0.47		101
(5.14)	27,784	2.02		0.36		1.57		0.81		54
(29.95)	39,693	1.55		0.68		1.55		0.68		69
10.81	95,430	1.61		0.66		1.58		0.68		40
26.76	11,813	3.94		(1.09)		1.59		1.26		61

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(f)	For the six months ended January 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (3/06)
2015(f)	$28.74	$0.02	$(2.74)	$(2.72)	$(0.37)	$—	$(0.37)	$—		$25.65
2014	24.63	0.22	4.16	4.38	(0.27)	—	(0.27)	—		28.74
2013	22.22	0.18	2.47	2.65	(0.24)	—	(0.24)	—		24.63
2012	29.84	0.29	(5.96)	(5.67)	(0.28)	(1.67)	(1.95)	—	*	22.22
2011	25.05	0.20	5.17	5.37	(0.52)	(0.06)	(0.58)	—	*	29.84
2010	21.14	0.11	3.86	3.97	(0.06)	—	(0.06)	—	*	25.05
Class C (3/06)
2015(f)	28.41	(0.08)	(2.72)	(2.80)	(0.16)	—	(0.16)	—		25.45
2014	24.36	0.01	4.12	4.13	(0.08)	—	(0.08)	—		28.41
2013	21.97	0.02	2.43	2.45	(0.06)	—	(0.06)	—		24.36
2012	29.51	0.14	(5.95)	(5.81)	(0.06)	(1.67)	(1.73)	—	*	21.97
2011	24.79	(0.01)	5.11	5.10	(0.32)	(0.06)	(0.38)	—	*	29.51
2010	21.02	(0.07)	3.84	3.77	— *	—	—	—	*	24.79
Class R3 (3/09)
2015(f)	28.65	(0.01)	(2.73)	(2.74)	(0.30)	—	(0.30)	—		25.61
2014	24.56	0.16	4.14	4.30	(0.21)	—	(0.21)	—		28.65
2013	22.15	0.16	2.43	2.59	(0.18)	—	(0.18)	—		24.56
2012	29.75	0.30	(6.03)	(5.73)	(0.20)	(1.67)	(1.87)	—	*	22.15
2011	24.98	0.11	5.17	5.28	(0.45)	(0.06)	(0.51)	—	*	29.75
2010	21.09	0.03	3.87	3.90	(0.01)	—	(0.01)	—	*	24.98
Class I (3/06)
2015(f)	28.75	0.06	(2.74)	(2.68)	(0.44)	—	(0.44)	—		25.63
2014	24.63	0.26	4.20	4.46	(0.34)	—	(0.34)	—		28.75
2013	22.22	0.25	2.46	2.71	(0.30)	—	(0.30)	—		24.63
2012	29.86	0.35	(5.97)	(5.62)	(0.35)	(1.67)	(2.02)	—	*	22.22
2011	25.06	0.29	5.15	5.44	(0.58)	(0.06)	(0.64)	—	*	29.86
2010	21.14	0.18	3.85	4.03	(0.11)	—	(0.11)	—	*	25.06

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(9.52)%	$39,101	1.45	%**	0.15	%**	27%
17.86	66,861	1.37		0.80		49
11.99	90,684	1.44		0.77		52
(19.56)	217,152	1.29		1.10		53
21.48	965,202	1.24		0.69		58
18.81	418,109	1.34		0.44		45

(9.89)	36,403	2.20	**	(0.59	)**	27
16.99	48,018	2.12		0.04		49
11.18	64,478	2.18		0.07		52
(20.20)	128,311	2.06		0.53		53
20.60	320,522	1.99		(0.05)		58
17.94	123,726	2.09		(0.27)		45

(9.61)	324	1.71	**	(0.10	)**	27
17.55	459	1.61		0.61		49
11.74	462	1.68		0.66		52
(19.79)	603	1.58		1.19		53
21.18	634	1.49		0.40		58
18.52	387	1.59		0.11		45

(9.38)	52,816	1.20	**	0.41	**	27
18.17	76,551	1.12		0.97		49
12.22	127,188	1.19		1.05		52
(19.35)	239,289	1.03		1.32		53
21.77	1,176,849	0.99		0.99		58
19.10	387,819	1.09		0.74		45

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(f)	For the six months ended January 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Tradewinds International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(d)		Ending NAV
Class A (12/99)
2015(e)	$25.67	$0.05	$(2.74)	$(2.69)	$(0.93)	$—	$(0.93)	$—		$22.05
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36	(5.30)	(4.94)	(0.42)	—	(0.42)	—	*	20.27
2011	23.54	0.41	1.92	2.33	(0.24)	—	(0.24)	—	*	25.63
2010	22.24	0.23	1.14	1.37	(0.07)	—	(0.07)	—	*	23.54
Class C (12/99)
2015(e)	24.40	(0.05)	(2.59)	(2.64)	(0.71)	—	(0.71)	—		21.05
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18	(5.04)	(4.86)	(0.22)	—	(0.22)	—	*	19.27
2011	22.38	0.19	1.83	2.02	(0.05)	—	(0.05)	—	*	24.35
2010	21.25	0.06	1.07	1.13	— *	—	—	—		22.38
Class R3 (8/08)
2015(e)	25.84	0.01	(2.75)	(2.74)	(0.87)	—	(0.87)	—		22.23
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35	(5.39)	(5.04)	(0.36)	—	(0.36)	—	*	20.41
2011	23.70	0.38	1.91	2.29	(0.18)	—	(0.18)	—	*	25.81
2010	22.41	0.20	1.10	1.30	(0.01)	—	(0.01)	—		23.70
Class I (12/99)
2015(e)	25.82	0.07	(2.75)	(2.68)	(1.00)	—	(1.00)	—		22.14
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43	(5.34)	(4.91)	(0.49)	—	(0.49)	—	*	20.38
2011	23.67	0.50	1.91	2.41	(0.30)	—	(0.30)	—	*	25.78
2010	22.36	0.32	1.11	1.43	(0.12)	—	(0.12)	—	*	23.67

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(10.51)%	$35,161	1.34	%**	0.41	%**	18%
15.35	151,078	1.42		2.01		24
16.56	169,858	1.39		1.49		31
(19.38)	237,548	1.35		1.60		26
9.91	598,470	1.32		1.58		23
6.14	491,483	1.54		0.98		40

(10.86)	21,999	2.09	**	(0.42	)**	18
14.49	27,876	2.16		1.23		24
15.75	31,437	2.14		0.72		31
(20.03)	45,932	2.10		0.87		26
9.08	95,512	2.07		0.79		23
5.32	90,472	2.29		0.29		40

(10.62)	1,309	1.60	**	0.08	**	18
15.04	1,888	1.67		1.71		24
16.29	3,204	1.64		1.34		31
(19.62)	3,319	1.62		1.58		26
9.69	3,058	1.57		1.48		23
5.82	2,235	1.78		0.85		40

(10.42)	233,707	1.09	**	0.56	**	18
15.63	177,508	1.16		2.27		24
16.89	169,589	1.14		1.67		31
(19.18)	356,908	1.10		1.93		26
10.20	800,028	1.07		1.94		23
6.39	521,515	1.29		1.36		40

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(e)	For the six months ended January 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Tradewinds Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/08)
2015(f)	$25.75	$0.06	$(1.65)	$(1.59)	$(1.16)	$—	$(1.16)	$—		$23.00
2014	23.06	0.17	3.28	3.45	(0.76)	—	(0.76)	—		25.75
2013	19.66	0.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	0.22	(3.45)	(3.23)	(0.46)	(0.04)	(0.50)	—	**	19.66
2011	21.21	0.14	2.31	2.45	(0.27)	—	(0.27)	—	**	23.39
2010	21.09	0.12	0.37	0.49	(0.17)	(0.20)	(0.37)	—		21.21
Class C (12/08)
2015(f)	25.41	(0.05)	(1.60)	(1.65)	(0.96)	—	(0.96)	—		22.80
2014	22.77	(0.06)	3.28	3.22	(0.58)	—	(0.58)	—		25.41
2013	19.57	0.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	0.05	(3.41)	(3.36)	(0.30)	(0.04)	(0.34)	—	**	19.57
2011	21.11	(0.03)	2.30	2.27	(0.11)	—	(0.11)	—	**	23.27
2010	20.99	(0.04)	0.38	0.34	(0.02)	(0.20)	(0.22)	—		21.11
Class I (12/08)
2015(f)	25.85	0.07	(1.63)	(1.56)	(1.22)	—	(1.22)	—		23.07
2014	23.16	0.19	3.32	3.51	(0.82)	—	(0.82)	—		25.85
2013	19.70	0.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	0.19	(3.36)	(3.17)	(0.52)	(0.04)	(0.56)	—	**	19.70
2011	21.24	0.09	2.43	2.52	(0.33)	—	(0.33)	—	**	23.43
2010	21.12	0.17	0.37	0.54	(0.22)	(0.20)	(0.42)	—		21.24

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(6.09)%	$300	4.51	%***	(2.56	)%***	1.46	%***	0.48	%***	17%
15.16	930	3.46		(1.29)		1.47		0.69		33
17.29	1,058	4.61		(2.25)		1.47		0.89		85
(13.83)	687	2.47		0.08		1.48		1.08		33
11.57	331	3.04		(0.92)		1.48		0.64		19
2.38	265	4.32		(2.28)		1.49		0.55		15

(6.41)	487	5.19	***	(3.41	)***	2.22	***	(0.43	)***	17
14.28	499	4.15		(2.19)		2.22		(0.25)		33
16.35	405	5.06		(2.65)		2.22		0.19		85
(14.49)	332	3.09		(0.64)		2.23		0.22		33
10.76	347	3.77		(1.69)		2.23		(0.15)		19
1.65	264	5.07		(3.03)		2.24		(0.20)		15

(5.92)	1,950	4.20	***	(2.44	)***	1.21	***	0.55	***	17
15.38	2,594	3.19		(1.19)		1.22		0.78		33
17.56	2,926	4.13		(1.58)		1.22		1.33		85
(13.57)	3,647	2.13		—	*	1.23		0.91		33
11.86	9,321	2.50		(0.88)		1.23		0.39		19
2.63	3,412	4.06		(2.00)		1.24		0.82		15

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(f)	For the six months ended January 31, 2015.
*	Rounds to less than 0.01%.
**	Rounds to less than $0.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each Fund, and went into effect during the current fiscal period.

Investments Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term capital appreciation.

Tradewinds Emerging Markets, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities of emerging market issuers. The Fund may invest in securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in debt securities of emerging market issuers, including securities rated below investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds).

Tradewinds Global All-Cap, under normal market conditions, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds International Value, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds Japan, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by companies listed or domiciled in Japan. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

54	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multi-Class Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S.

56	Nuveen Investments

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$10,391,772	$16,123,737	**	$22,395	**	$26,537,904
Warrants	—	280,633		—		280,633
Short-Term Investments:
Repurchase Agreements	—	917,603		—		917,603
Total	$10,391,772	$17,321,973		$22,395		$27,736,140

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$71,255,296	$53,778,804	**	$84,787	**	$125,118,887
Short-Term Investments:
Repurchase Agreements	—	4,606,952		—		4,606,952
Total	$71,255,296	$58,385,756		$84,787		$129,725,839

Tradewinds International Value
Long-Term Investments*:
Common Stocks	$80,881,376	$208,582,993	**	$—		$289,464,369
Short-Term Investments:
Repurchase Agreements	—	2,637,045		—		2,637,045
Total	$80,881,376	$211,220,038		$—		$292,101,414

Tradewinds Japan
Long-Term Investments*:
Common Stocks	$228,150	$2,653,943	**	$—		$2,882,093
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Tradewinds Emerging Markets
Common Stocks	$1,389,127	$(1,184,380)	$1,840,514	$(1,389,127)	$—	$(656,134)
Tradewinds Global All-Cap
Common Stocks	$3,128,931	$(4,028,215)	$6,826,219	$(3,128,931)	$—	$(2,798,004)
Tradewinds International Value
Common Stocks	$—	$(5,575,934)	$5,575,934	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Tradewinds Emerging Markets	Value	% of Net Assets
Country:
South Korea	$3,909,891	13.9%
Brazil	3,438,855	12.2
China	2,608,810	9.3
Taiwan	2,253,092	8.0
India	1,935,909	6.9
Mexico	1,516,826	5.4
Malaysia	1,420,430	5.0
Argentina	1,394,383	4.8
Hong Kong	1,016,020	3.6
Turkey	905,059	3.2
South Africa	800,726	2.8
Other countries	5,164,840	18.5
Total non-U.S. securities	$26,364,841	93.6%

58	Nuveen Investments

Tradewinds Global All-Cap	Value	% of Net Assets
Country:
Japan	$10,083,443	7.8%
United Kingdom	9,832,567	7.6
South Korea	8,856,750	6.9
Switzerland	7,380,225	5.7
France	5,366,173	4.2
Canada	5,087,331	4.0
Brazil	4,382,399	3.4
China	4,332,054	3.4
Israel	4,264,841	3.3
Other countries	19,379,124	15.0
Total non-U.S. securities	$78,964,907	61.3%

Tradewinds International Value
Country:
Japan	$73,068,427	25.0%
Netherlands	35,328,771	12.1
France	28,224,292	9.7
United Kingdom	26,913,451	9.2
South Korea	18,386,317	6.3
Belgium	11,583,703	4.0
Denmark	11,518,347	3.9
Switzerland	10,457,973	3.6
Israel	8,979,502	3.1
Other countries	53,377,202	18.2
Total non-U.S. securities	$277,837,985	95.1%

Tradewinds Japan
Country:
Japan	$2,882,093	105.3%
Total non-U.S. securities	$2,882,093	105.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Tradewinds Emerging Markets	Fixed Income Clearing Corporation	$917,603	$(917,603)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	4,606,952	(4,606,952)	—
Tradewinds International Value	Fixed Income Clearing Corporation	2,637,045	(2,637,045)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/15		Year Ended 7/31/14
Tradewinds Emerging Markets	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,173	$280,828	41,588	$1,112,027
Class C	421	11,282	13,351	359,757
Class R3	2,410	69,300	308	8,393
Class I	11,428	304,490	717,264	20,800,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,773	46,647
Class C	—	—	51	1,327
Class R3	—	—	8	216
Class I	2,989	72,030	7,715	203,054
	27,421	737,930	782,058	22,531,966
Shares redeemed:
Class A	(23,623)	(621,125)	(264,867)	(7,148,538)
Class C	(17,728)	(443,743)	(65,358)	(1,684,344)
Class R3	(56)	(1,291)	(1,570)	(42,310)
Class I	(226,680)	(6,498,971)	(551,246)	(14,641,446)
	(268,087)	(7,565,130)	(883,041)	(23,516,638)
Net increase (decrease)	(240,666)	$(6,827,200)	(100,983)	$(984,672)

60	Nuveen Investments

	Six Months Ended 1/31/15		Year Ended 7/31/14
Tradewinds Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	63,605	$1,725,384	122,256	$3,303,667
Class A – automatic conversion of Class B Shares	—	—	16,853	459,929
Class C	20,969	567,712	76,152	2,042,418
Class R3	1,042	28,768	1,792	48,455
Class I	549,886	15,777,841	452,647	12,316,042
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,959	529,510	27,377	741,923
Class C	7,545	198,741	5,720	153,911
Class R3	173	4,593	146	3,942
Class I	28,350	751,271	38,009	1,029,292
	691,529	19,583,820	740,952	20,099,579
Shares redeemed:
Class A	(885,651)	(24,714,948)	(1,522,420)	(41,034,065)
Class B	—	—	(996)	(24,735)
Class B – automatic conversion to Class A Shares	—	—	(17,091)	(459,929)
Class C	(288,762)	(7,718,709)	(1,038,715)	(27,722,698)
Class R3	(4,594)	(121,739)	(4,728)	(130,202)
Class I	(1,179,576)	(32,531,320)	(2,991,343)	(80,685,467)
	(2,358,583)	(65,086,716)	(5,575,293)	(150,057,096)
Net increase (decrease)	(1,667,054)	$(45,502,896)	(4,834,341)	$(129,957,517)

	Six Months Ended 1/31/15		Year Ended 7/31/14
Tradewinds International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	96,775	$2,328,837	954,632	$23,533,903
Class A – automatic conversion of Class B Shares	—	—	26,522	696,520
Class B – exchanges	—	—	1,035	24,864
Class C	17,495	389,108	64,572	1,540,014
Class R3	12,966	303,856	23,500	584,784
Class I	4,716,028	121,254,430	1,992,352	50,706,360
Shares issued to shareholders due to reinvestment of distributions:
Class A	55,587	1,235,136	144,735	3,632,849
Class B	—	—	760	18,218
Class C	25,434	539,723	13,999	335,418
Class R3	2,042	45,757	1,274	32,240
Class I	450,617	10,053,263	156,869	3,954,664
	5,376,944	136,150,110	3,380,250	85,059,834
Shares redeemed:
Class A	(4,443,336)	(114,646,061)	(2,709,424)	(67,651,318)
Class B	—	—	(51,200)	(1,196,872)
Class B – automatic conversion to Class A Shares	—	—	(27,889)	(696,520)
Class C	(140,307)	(3,155,761)	(389,316)	(9,226,193)
Class R3	(29,170)	(679,605)	(91,582)	(2,317,539)
Class I	(1,486,041)	(34,636,591)	(2,689,968)	(67,703,972)
	(6,098,854)	(153,118,018)	(5,959,379)	(148,792,414)
Net increase (decrease)	(721,910)	$(16,967,908)	(2,579,129)	$(63,732,580)

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 1/31/15		Year Ended 7/31/14
Tradewinds Japan	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,942	$384,978	82,347	$1,987,066
Class C	2,578	58,748	3,792	91,700
Class I	1,211	29,423	17,664	431,176
Shares issued to shareholders due to reinvestment of distributions:
Class A	994	22,358	1,462	35,595
Class C	748	16,673	452	10,908
Class I	2,072	46,696	1,485	36,238
	23,545	558,876	107,202	2,592,683
Shares redeemed:
Class A	(40,028)	(971,345)	(93,563)	(2,249,010)
Class C	(1,594)	(36,433)	(2,373)	(56,201)
Class I	(19,094)	(473,532)	(45,172)	(1,112,159)
	(60,716)	(1,481,310)	(141,108)	(3,417,370)
Net increase (decrease)	(37,171)	$(922,434)	(33,906)	$(824,687)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$11,035,226	$42,370,212	$58,392,162	$544,321
Sales	18,349,145	88,584,454	85,773,212	1,432,815

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$33,828,712	$131,067,311	$278,394,596	$2,527,993
Gross unrealized:
Appreciation	$2,077,581	$16,320,840	$56,953,763	$654,940
Depreciation	(8,170,153)	(17,662,312)	(43,246,945)	(300,840)
Net unrealized appreciation (depreciation) of investments	$(6,092,572)	$(1,341,472)	$13,706,818	$354,100

62	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ last tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$—	$(64,482)	$19,213	$—
Undistributed (Over-distribution of) net investment income	(47,239)	(73,814)	1,806,381	86,297
Accumulated net realized gain (loss)	47,239	138,296	(1,825,594)	(86,297)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$73,643	$1,286,117	$12,721,262	$147,760
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$318,331	$2,393,454	$8,647,025	$155,008
Distributions from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan[2]
Expiration:
July 31, 2018	$—	$—	$54,060,130	$—
Not subject to expiration	37,590,841	189,860,369	192,997,203	157,689
Total	$37,590,841	$189,860,369	$247,057,333	$157,689
[2]	A portion of Tradewinds Japan’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended July 31, 2014, the following Funds utilized capital loss carryforwards as follows:

	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Utilized capital loss carryforwards	$13,420,707	$13,488,058	$115,535

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Tradewinds Emerging Markets
Post-October capital losses[3]	$2,693,233
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
For the first $125 million	1.0000%	0.6900%	0.6900%	0.7000%
For the next $125 million	0.9875	0.6775	0.6775	0.6875
For the next $250 million	0.9750	0.6650	0.6650	0.6750
For the next $500 million	0.9625	0.6525	0.6525	0.6625
For the next $1 billion	0.9500	0.6400	0.6400	0.6500
For net assets over $2 billion	0.9250	0.6150	0.6150	0.6250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.50%	September 30, 2016	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	September 30, 2016	1.50
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

64	Nuveen Investments

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected	$2,174	$6,054	$4,979	$679
Paid to financial intermediaries	2,063	5,338	4,482	593

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances	$1,315	$3,676	$2,311	$279

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained	$948	$8,040	$5,468	$423

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained	$943	$540	$237	$100

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Class A Shares	$—	$—	$—	$—
Class C Shares	—	—	—	2,277
Class R3 Shares	1,179	—	—	N/A
Class I Shares	—	—	—	43,098

Nuveen Investments	65

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

66	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRW-0115D        6718-INV-B-03/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management LLC (Winslow Capital), an affiliate of Nuveen Investments, Inc. The Fund’s portfolio is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA. Here they discuss management strategies and the performance of the Fund during the six-month reporting period ended January 31, 2015.

How did the Fund perform during the six-month reporting period ended January 31, 2015?

During the current reporting period, the Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 1000® Growth Index and the Lipper classification average. The table in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2015. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2015 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

U.S. equity markets were strong during the reporting period. GDP grew at a 5.0% rate in the third quarter, but only grew at a 2.6% rate in the fourth quarter. Despite the improving economy, inflation remained well contained and developed market interest rates declined. Developed markets outside the U.S. continued to struggle, although accommodative central banks in Europe, Japan and even China should help stimulate growth. The 50% drop in oil prices should also prove additive to global growth.

The top performing sectors on a relative basis were information technology and health care. Within information technology, stock selection drove the positive relative performance. In health care, the longstanding overweight was the main driver of relative

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

performance, while stock selection also contributed positively. Moderately detracting from the strong performance were two bottom performing sectors, consumer discretionary and financials, with stock selection being the main driver of underperformance in both.

Several holdings contributed to the Fund’s outperformance. Biopharmaceutical company Celgene Corporation has continued to generate strong revenue and earnings growth based on the strength of the company’s lead cancer drug, Revelimd. Additionally the stock has responded to positive data on Celgene’s highest profile pipeline drug for the treatment of Crohn’s Disease.

Also contributing to performance was Union Pacific Corporation. Strong pricing power and tight capacity have led to strong earnings growth for rail and freight transportation company Union Pacific Corporation. The company has proven to be an astute allocator of capital using its improving returns on invested capital to appropriately invest in the business while also returning capital to shareholders.

Health insurance provider UnitedHealth Group Incorporated also contributed to performance. The company remains uniquely positioned to help the U.S. health care system become more productive via its superior medical cost management tools in its insurance business and its data analytics capabilities. Most of UnitedHealth Group’s recent positive earnings came from strong medical cost management, which ran contrary to widespread fears that health care utilization is accelerating.

Several positions detracted from performance. Casino resort operator MGM Resorts International Inc. suffered due to disappointing fundamentals resulting from an anti-corruption campaign and overall malaise in China. The campaign targeted government, military and state owned company officials and negatively impacted Macau casinos resulting in weak revenues. MGM generates the majority of its revenues from Las Vegas which continues to be a strong market. However, near-term, the Macau results have overshadowed the Las Vegas strength. Management indicated that the new Macau hotel project remains on track for a Fall 2016 opening, which should spur future growth for the company.

Also detracting was The Priceline Group Inc. The healthy travel environment and unit growth achieved by the company was masked by the strength of the U.S. dollar relative to the Euro. Foreign exchange headwinds undermined reported revenue and earnings growth.

Lastly, oil and natural gas company Concho Resources Inc. was negatively impacted by the magnitude of the decline in oil prices despite strong production capabilities. We no longer hold this position.

6	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement between the Fund and the investment adviser to waive certain fees and/or reimburse expenses; If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.84%	11.67%	15.46%	17.48%
Class A Shares at maximum Offering Price	0.69%	5.25%	14.10%	16.27%
Russell 1000® Growth Index	6.34%	14.59%	16.49%	18.84%
Lipper Large-Cap Growth Funds Classification Average	5.45%	11.60%	14.95%	17.13%

Class C Shares	6.42%	10.82%	14.59%	16.59%
Class R3 Shares	6.69%	11.39%	15.17%	17.18%
Class R6 Shares	7.07%	12.10%	—	19.33%
Class I Shares	6.96%	11.93%	15.74%	17.77%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.08%	10.27%	14.21%	18.06%
Class A Shares at maximum Offering Price	0.93%	3.93%	12.87%	16.83%
Class C Shares	6.69%	9.46%	13.36%	17.18%
Class R3 Shares	6.97%	10.02%	13.93%	17.77%
Class R6 Shares	7.33%	10.76%	—	21.29%
Class I Shares	7.23%	10.56%	14.50%	18.36%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.15%	1.90%	1.39%	0.74%	0.90%
Net Expense Ratios	1.02%	1.77%	1.27%	0.61%	0.77%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to Class R6 Shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	Nuveen Investments

Holding

Summaries as of January 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Short-Term Investments	1.3%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	12.8%
Biotechnology	11.9%
IT Services	7.0%
Media	5.9%
Computers & Peripherals	5.7%
Hotels, Restaurants & Leisure	5.2%
Health Care Providers & Services	5.1%
Software	5.0%
Chemicals	4.3%
Road & Rail	3.9%
Food & Staples Retailing	3.5%
Internet & Catalog Retail	3.4%
Semiconductors & Semiconductor Equipment	3.1%
Textiles, Apparel & Luxury Goods	2.5%
Other	19.8%
Short-Term Investments	1.3%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.7%
Visa Inc.	3.9%
Union Pacific Corporation	3.9%
Celgene Corporation	2.9%
Biogen Idec Inc.	2.5%

Nuveen Investments	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2015.

The beginning of the period is August 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.40	$1,064.20	$1,066.90	$1,070.70	$1,069.60
Expenses Incurred During Period	$5.27	$9.16	$6.56	$3.13	$3.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.11	$1,016.33	$1,018.85	$1,022.18	$1,021.37
Expenses Incurred During Period	$5.14	$8.94	$6.41	$3.06	$3.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 1.26%, 0.60% and 0.76% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Winslow Large-Cap Growth Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014, September 19, 2014 and September 29, 2014 for Nuveen Winslow Large-Cap Growth Fund.

Nuveen Winslow Large-Cap Growth Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	13,783,850
Against	43,527
Abstain	313,347
Broker Non-Votes	1,271,998
Total	15,412,722

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.
For	13,764,180
Against	58,964
Abstain	317,579
Broker Non-Votes	1,271,999
Total	15,412,722

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	13,442,773
Against	372,593
Abstain	325,354
Broker Non-Votes	1,272,002
Total	15,412,722

Approval of the Board Members was reached as follows:

William Adams IV
For	69,861,145
Withhold	1,015,555
Total	70,876,700

Robert P. Bremner
For	69,777,145
Withhold	1,099,555
Total	70,876,700

Jack B. Evans
For	69,793,525
Withhold	1,083,175
Total	70,876,700

Nuveen Investments	13

Shareholder Meeting Report (continued)

Nuveen Winslow Large-Cap Growth Fund
William C. Hunter
For	69,790,443
Withhold	1,086,257
Total	70,876,700

David J. Kundert
For	69,838,324
Withhold	1,038,376
Total	70,876,700

John K. Nelson
For	69,866,847
Withhold	1,009,853
Total	70,876,700

William J. Schneider
For	69,852,110
Withhold	1,024,590
Total	70,876,700

Thomas S. Schreier, Jr.
For	69,841,982
Withhold	1,034,718
Total	70,876,700

Judith M. Stockdale
For	69,782,830
Withhold	1,093,870
Total	70,876,700

Carole E. Stone
For	69,786,646
Withhold	1,090,054
Total	70,876,700

Virginia L. Stringer
For	69,787,635
Withhold	1,089,065
Total	70,876,700

Terence J. Toth
For	69,858,256
Withhold	1,018,444
Total	70,876,700

14	Nuveen Investments

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 1.7%

201,000	Honeywell International Inc.	$19,649,760

	Airlines – 1.8%

424,600	Delta Air Lines, Inc.	20,087,826

	Automobiles – 0.8%

41,700	Tesla Motors Inc., (2)	8,490,120

	Biotechnology – 11.9%

77,080	Alexion Pharmaceuticals Inc., (2)	14,124,139

121,900	Amgen Inc.	18,560,494

73,020	Biogen Idec Inc., (2)	28,416,463

272,310	Celgene Corporation, (2)	32,448,460

252,000	Gilead Sciences, Inc., (2)	26,417,160

132,950	Vertex Pharmaceuticals Inc., (2)	14,643,113
	Total Biotechnology	134,609,829

	Capital Markets – 2.1%

34,380	BlackRock Inc.	11,706,734

367,400	Morgan Stanley	12,421,794
	Total Capital Markets	24,128,528

	Chemicals – 4.3%

108,400	Ecolab Inc.	11,248,668

218,100	Monsanto Company	25,731,438

52,910	PPG Industries, Inc.	11,792,581
	Total Chemicals	48,772,687

	Computers & Peripherals – 5.7%

550,800	Apple, Inc.	64,531,728

	Consumer Finance – 0.9%

129,800	American Express Company	10,473,562

	Food & Staples Retailing – 3.5%

81,900	Costco Wholesale Corporation	11,710,881

153,000	CVS Caremark Corporation	15,018,480

240,800	Whole Foods Market, Inc.	12,544,476
	Total Food & Staples Retailing	39,273,837

	Health Care Providers & Services – 5.1%

289,200	Envision Healthcare Holdings Inc., (2)	9,942,696

127,630	McKesson HBOC Inc.	27,140,520

Nuveen Investments	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

193,500	UnitedHealth Group Incorporated	$20,559,375
	Total Health Care Providers & Services	57,642,591

	Health Care Technology – 1.2%

208,800	Cerner Corporation, (2)	13,853,880

	Hotels, Restaurants & Leisure – 5.2%

19,100	Chipotle Mexican Grill, (2)	13,557,944

732,100	Hilton Worldwide Holdings Inc., (2)	19,012,637

163,800	MGM Resorts International Inc., (2)	3,190,824

262,000	Starbucks Corporation	22,932,860
	Total Hotels, Restaurants & Leisure	58,694,265

	Industrial Conglomerates – 1.1%

145,180	Danaher Corporation	11,959,928

	Internet & Catalog Retail – 3.4%

58,500	Amazon.com, Inc., (2)	20,740,005

17,390	The Priceline Group Inc., (2)	17,554,857
	Total Internet & Catalog Retail	38,294,862

	Internet Software & Services – 12.8%

152,600	Alibaba Group Holding Limited., ADR, (2)	13,593,608

83,360	Baidu Inc., ADR, (2)	18,165,811

56,930	CoStar Group, Inc., (2)	10,504,154

265,500	eBay Inc., (2)	14,071,500

310,900	Facebook Inc., Class A, (2)	23,600,419

40,700	Google Inc., Class A, (2)	21,878,285

40,800	Google Inc., Class C, (2)	21,808,416

93,400	LinkedIn Corporation, Class A, (2)	20,990,716
	Total Internet Software & Services	144,612,909

	IT Services – 7.0%

271,000	Cognizant Technology Solutions Corporation, Class A, (2)	14,669,230

243,900	MasterCard, Inc.	20,007,117

175,300	Visa Inc.	44,685,723
	Total IT Services	79,362,070

	Media – 5.9%

257,900	Comcast Corporation, Class A	13,706,096

344,200	Liberty Global PLC Class C, (2)	15,692,078

666,250	Twenty First Century Fox Inc., Class A	22,092,850

164,100	Walt Disney Company	14,926,536
	Total Media	66,417,560

16	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail – 1.2%

203,100	Dollar General Corporation, (2)	$13,619,886

	Pharmaceuticals – 2.3%

173,400	AbbVie Inc.	10,464,690

31,200	Valeant Pharmaceuticals International, (2)	4,991,064

233,700	Zoetis Incorporated	9,986,001
	Total Pharmaceuticals	25,441,755

	Professional Services – 1.1%

278,700	Nielsen N.V.	12,140,172

	Real Estate Investment Trust – 1.7%

199,500	American Tower Corporation, REIT	19,341,525

	Road & Rail – 3.9%

377,400	Union Pacific Corporation	44,235,054

	Semiconductors & Semiconductor Equipment – 3.1%

525,600	Applied Materials, Inc.	12,004,704

255,700	ARM Holdings PLC, ADR	11,976,988

216,600	Texas Instruments Incorporated	11,577,270
	Total Semiconductors & Semiconductor Equipment	35,558,962

	Software – 5.0%

223,800	Adobe Systems Incorporated, (2)	15,695,094

125,000	Mobileye NV, (2)	4,923,750

204,300	Salesforce.com, Inc., (2)	11,532,735

158,300	ServiceNow Inc., (2)	11,540,070

96,000	Splunk Inc., (2)	4,958,400

98,600	Workday Inc., Class A, (2)	7,834,756
	Total Software	56,484,805

	Specialty Retail – 2.2%

30,700	Advance Auto Parts, Inc.	4,881,300

62,400	Home Depot, Inc.	6,515,808

106,100	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	13,998,834
	Total Specialty Retail	25,395,942

	Textiles, Apparel & Luxury Goods – 2.5%

233,000	Nike, Inc., Class B	21,494,250

94,200	Under Armour, Inc., (2)	6,789,936
	Total Textiles, Apparel & Luxury Goods	28,284,186

	Wireless Telecommunication Services – 1.7%

165,300	SBA Communications Corporation, (2)	19,290,510
	Total Long-Term Investments (cost $762,161,522)	1,120,648,739

Nuveen Investments	17

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

$15,499	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $15,498,542, collateralized by $10,535,000 U.S. Treasury Bonds, 2.125%, due 2/15/41, value $15,813,246	0.000%	2/02/15	$15,498,542
	Total Short-Term Investments (cost $15,498,542)			15,498,542
	Total Investments (cost $777,660,064) – 100.4%			1,136,147,281
	Other Assets Less Liabilities – (0.4)%			(5,076,038)
	Net Assets – 100%			$1,131,071,243

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $762,161,522)	$1,120,648,739
Short-term investments, at value (cost approximates value)	15,498,542
Receivable for:
Dividends	363,700
Investments sold	17,032,295
Shares sold	1,929,041
Other assets	63,864
Total assets	1,155,536,181
Liabilities
Payable for:
Investments purchased	22,524,416
Shares redeemed	384,098
Accrued expenses:
Management fees	523,217
Trustees fees	53,292
12b-1 distribution and service fees	9,316
Other	970,599
Total liabilities	24,464,938
Net assets	$1,131,071,243
Class A Shares
Net assets	$30,371,538
Shares outstanding	710,271
Net asset value (“NAV”) per share	$42.76
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$45.37
Class C Shares
Net assets	$2,090,865
Shares outstanding	51,328
NAV and offering price per share	$40.74
Class R3 Shares
Net assets	$2,398,116
Shares outstanding	56,944
NAV and offering price per share	$42.11
Class R6 Shares
Net assets	$46,134,907
Shares outstanding	1,061,364
NAV and offering price per share	$43.47
Class I Shares
Net assets	$1,050,075,817
Shares outstanding	24,221,231
NAV and offering price per share	$43.35
Net assets consist of:
Capital paid-in	$714,392,730
Undistributed (Over-distribution of) net investment income	(99,341)
Accumulated net realized gain (loss)	58,290,637
Net unrealized appreciation (depreciation)	358,487,217
Net assets	$1,131,071,243
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Operations	Six Months Ended January 31, 2015 (Unaudited)

Investment Income (net of foreign tax withheld of $22,275)	$4,415,233
Expenses
Management fees	4,023,673
12b-1 service fees – Class A Shares	39,040
12b-1 distribution and service fees – Class C Shares	10,526
12b-1 distribution and service fees – Class R3 Shares	5,870
Shareholder servicing agent fees	953,686
Custodian fees	81,975
Trustees fees	26,464
Professional fees	40,850
Shareholder reporting expenses	101,650
Federal and state registration fees	36,457
Other	28,398
Total expenses before fee waiver/expense reimbursement	5,348,589
Fee waiver/expense reimbursement	(834,015)
Net expenses	4,514,574
Net investment income (loss)	(99,341)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	79,773,205
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,088,295)
Net realized and unrealized gain (loss)	77,684,910
Net increase (decrease) in net assets from operations	$77,585,569

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$(99,341)	$(224,456)
Net realized gain (loss) from investments and foreign currency	79,773,205	139,862,917
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,088,295)	72,413,765
Net increase (decrease) in net assets from operations	77,585,569	212,052,226
Distributions to Shareholders
From net investment income:
Class A Shares	—	(24,532)
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	(112,177)
Class I Shares	—	(4,161,028)
From accumulated net realized gains:
Class A Shares	(3,065,830)	(978,658)
Class C Shares	(214,381)	(91,598)
Class R3 Shares	(235,541)	(182,872)
Class R6 Shares	(4,472,100)	(1,487,247)
Class I Shares	(104,115,566)	(56,713,341)
Decrease in net assets from distributions to shareholders	(112,103,418)	(63,751,453)
Fund Share Transactions
Proceeds from sale of shares	89,578,294	177,941,495
Proceeds from shares issued to shareholders due to reinvestment of distributions	106,726,379	61,442,623
	196,304,673	239,384,118
Cost of shares redeemed	(185,015,169)	(321,290,642)
Cost of in-kind redemptions	(87,491,603)	—
Net increase (decrease) in net assets from Fund share transactions	(76,202,099)	(81,906,524)
Net increase (decrease) in net assets	(110,719,948)	66,394,249
Net assets at the beginning of period	1,241,791,191	1,175,396,942
Net assets at the end of period	$1,131,071,243	$1,241,791,191
Undistributed (Over-distribution of) net investment income at the end of period	$(99,341)	$—

See accompanying notes to financial statements.

Nuveen Investments	21

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (5/09)
2015(f)	$44.39	$(0.06)	$3.05	$2.99	$—	$(4.62)	$—	$(4.62)	$42.76
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	—	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	—	39.38
2012	32.26	(0.08)	0.22	0.14	—	—	—	—	32.40
2011	25.14	(0.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(0.09)	2.64	2.55	—	(0.05)	(0.12)	(0.17)	25.14
Class C (5/09)
2015(f)	42.66	(0.22)	2.92	2.70	—	(4.62)	—	(4.62)	40.74
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	—	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	—	38.15
2012	31.71	(0.33)	0.24	(0.09)	—	—	—	—	31.62
2011	24.91	(0.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(0.28)	2.63	2.35	—	(0.05)	(0.12)	(0.17)	24.91
Class R3 (5/09)
2015(f)	43.84	(0.12)	3.01	2.89	—	(4.62)	—	(4.62)	42.11
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	—	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	—	38.97
2012	32.07	(0.20)	0.27	0.07	—	—	—	—	32.14
2011	25.06	(0.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(0.15)	2.63	2.48	—	(0.05)	(0.12)	(0.17)	25.06
Class R6 (3/13)
2015(f)	44.96	0.03	3.10	3.13	—	(4.62)	—	(4.62)	43.47
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	—	(2.30)	44.96
2013(d)	36.55	0.01	3.25	3.26	—	—	—	—	39.81
Class I (5/09)
2015(f)	44.89	— **	3.08	3.08	—	(4.62)	—	(4.62)	43.35
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	—	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	—	39.79
2012	32.43	— **	0.23	0.23	—	—	—	—	32.66
2011	25.21	(0.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(0.05)	2.65	2.60	—	(0.05)	(0.12)	(0.17)	25.21

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.84%	$30,372	1.16	%*	(0.40	)%*	1.01	%*	(0.26)%*	33%
18.64	30,506	1.15		(0.41)		1.03		(0.29)	69
21.54	11,117	1.12		0.04		1.10		0.06	84
0.43	9,243	1.16		(0.37)		1.05		(0.26)	57
28.32	2,936	1.18		(0.51)		1.05		(0.37)	59
11.13	314	2.09		(1.42)		1.04		(0.37)	92

6.42	2,091	1.91	*	(1.15	)*	1.76	*	(1.01)*	33
17.74	2,052	1.90		(1.14)		1.78		(1.02)	69
20.65	1,413	1.87		(0.72)		1.85		(0.69)	84
(0.28)	1,046	1.95		(1.20)		1.80		(1.05)	57
27.30	79	2.04		(1.33)		1.80		(1.09)	59
10.31	312	2.84		(2.17)		1.79		(1.12)	92

6.69	2,398	1.41	*	(0.65	)*	1.26	*	(0.51)*	33
18.33	2,216	1.39		(0.61)		1.28		(0.51)	69
21.25	3,413	1.38		(0.29)		1.35		(0.27)	84
0.22	947	1.50		(0.84)		1.30		(0.64)	57
27.97	56	1.55		(0.80)		1.30		(0.55)	59
10.87	313	2.34		(1.67)		1.29		(0.62)	92

7.07	46,135	0.74	*	—	****	0.60	*	0.14 *	33
19.07	31,940	0.74		0.02		0.66		0.10	69
8.92	24,151	0.76	*	0.05	*	0.76	*	0.05 *	84

6.96	1,050,076	0.91	*	(0.15	)*	0.76	*	(0.01)*	33
18.94	1,175,078	0.90		(0.13)		0.78		(0.01)	69
21.83	1,135,304	0.87		0.30		0.85		0.32	84
0.71	1,093,460	0.92		(0.12)		0.80		— ***	57
28.64	174,496	0.99		(0.26)		0.80		(0.07)	59
11.39	28,298	1.75		(1.15)		0.79		(0.19)	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.
****	Rounds to less than 0.01% annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and a new investment sub-advisory agreement with Winslow Capital. These new agreements were approved by shareholders of the Fund, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Investment Income

Dividend income is recorded on ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on a accrual basis.

24	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemptions). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the current fiscal period, the Fund realized $845,250 of net gain from in-kind redemptions.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations. Sub-transfer agent fees are not charged to Class R6 Shares but are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,120,648,739	$—	$—	$1,120,648,739
Short-Term Investments:
Repurchase Agreements	—	15,498,542	—	15,498,542
Total	$1,120,648,739	$15,498,542	$—	$1,136,147,281
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

26	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$15,498,542	$(15,498,542)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/15		Year Ended 7/31/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	74,650	$3,303,712	519,962	$22,599,597
Class C	961	40,402	16,071	664,034
Class R3	2,509	113,880	7,487	313,972
Class R6	332,154	15,356,033	230,194	10,130,000
Class I	1,562,782	70,764,267	3,327,485	144,233,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,894	2,069,703	23,862	1,000,864
Class C	5,291	213,534	2,213	89,438
Class R3	5,618	234,290	4,403	182,318
Class R6	103,978	4,472,100	37,605	1,599,424
Class I	2,324,866	99,736,752	1,377,801	58,570,579
	4,461,703	196,304,673	5,547,083	239,384,118
Shares redeemed:
Class A	(100,436)	(4,491,196)	(138,938)	(6,039,198)
Class C	(3,029)	(129,805)	(7,215)	(297,407)
Class R3	(1,735)	(80,149)	(48,913)	(2,121,542)
Class R6	(85,105)	(3,941,324)	(164,058)	(7,222,208)
Class I	(3,882,891)	(176,372,695)	(7,060,278)	(305,610,287)
Class I – In-Kind	(1,958,183)	(87,491,603)	—	—
	(6,031,379)	(272,506,772)	(7,419,402)	(321,290,642)
Net increase (decrease)	(1,569,676)	$(76,202,099)	(1,872,319)	$(81,906,524)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $383,871,772 and $570,688,411, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

28	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$779,568,793
Gross unrealized:
Appreciation	$364,155,452
Depreciation	(7,576,964)
Net unrealized appreciation (depreciation) of investments	$356,578,488

Permanent differences, primarily due to net operating losses, tax equalization and distribution reallocation, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2014, the Fund’s last tax year end, as follows:

Capital paid-in	$7,764,099
Undistributed (Over-distribution of) net investment income	337,779
Accumulated net realized gain (loss)	(8,101,878)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$11,255,760
Undistributed net long-term capital gains	81,273,819
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$14,002,377
Distributions from net long-term capital gains	49,749,076
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2015, the complex-level fee rate for the Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to Class R6 Shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$7,948
Paid to financial intermediaries	7,072

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$1,357

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$817

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$—

30	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	31

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

32	Nuveen Investments

Notes

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINSL-0115P        6720-INV-B-03/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

Here the portfolio managers discuss key investment strategies and the Funds’ performance for the six-month reporting period ended January 31, 2015.

How did the Funds perform during the six-month reporting period ended January 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2015 and how did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at NAV outperformed the MSCI World Index and underperformed the Lipper classification average during the six-month reporting period ended January 31, 2015.

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

The six-month reporting period was marked by overseas turmoil and weaker foreign growth in the face of a very resilient U.S. economy, which was supported by declining gas prices and mortgage rates as well as an improving employment picture. Oil and gas prices fell sharply in response to the weak global economy and Organization of the Petroleum Exporting Countries (OPECs) refusal to surrender market share to other producers. As a result, shares of oil and gas related companies as well as petrocurrencies dropped dramatically, while oil-importing countries and consumers and other users of oil benefited. Declining oil prices propelled the strengthening U.S. dollar, which hit a nine-year high supported by the Federal Reserve (Fed) combined with weaker data coming out of Europe, Japan and China.

The dramatic drop in oil prices also caused a significant increase in market volatility around the world. Global equity market results were mixed during the reporting period as the U.S. market surged back from a sell-off in October to generate a solid return, while

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

most international markets ended the reporting period on a weak note. Emerging markets, which had been outperforming their developed counterparts since March, tumbled in September in response to dollar strength, weak data from China and expectations that the Fed would raise U.S. interest rates earlier than expected. However, several markets where politicians and electorates embraced reform, such as China, Indonesia and India performed strongly during the reporting period. After being dominated by large-cap defensive names all year, smaller and more growth-oriented companies in developed markets started to outperform during the final months of the reporting period. Energy stocks were hit hard in the U.S. and around the world due to falling commodity prices.

We invested a majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contribution, the Fund’s positions in China, Canada and Australia contributed the most on a relative basis. However, stock selection in the U.S., Hong Kong and Sweden generally detracted versus the MSCI World Index. At the sector level, the Fund experienced favorable relative performance from stock selection within information technology and consumer staples, while the energy sector detracted. In aggregate, stock selection was favorable in the Fund during the reporting period.

In terms of individual holdings, the Fund’s top contributor was industrial company China CNR Corporation Limited, the smaller of China’s two largest train makers. China CNR was the target of a takeover offer by larger competitor CSR Corp. The combined entity, which will be called China Rail Transit Group, is poised to achieve cost savings in terms of expenses, research and development, distribution channels and maintenance coverage in both domestic and overseas markets. The merger will also enable the development of a uniform standard for high speed trains in China. Internationally, the merged entity will enjoy enhanced competitiveness, while mitigating the severe price competition between the two companies. After China CNR’s stock rose significantly according to our expectations, we took profits in the name because we believed it was fully valued in the near term and lacking additional catalysts until the merger is completed.

Global pharmaceutical company Alkermes Inc. was also a strong contributor to performance. The company released positive information about its pipeline of drugs to address various disorders of the central nervous system including schizophrenia, depression and pain, leveraging its expertise in extended release and injectable compounds. The challenge in treating these patients is in maintaining their compliance, particularly for psychotic disorders. Alkermes’ management team is well regarded for its discipline in research and development spending, while the company’s currently marketed products provide a strong funding source.

In the consumer staples sector, the Fund experienced favorable results from its position in Constellation Brands, Inc., a leading U.S.-based producer and marketer of beer, wine and spirits. Increasing confidence in the company’s ability to expand brewery capacity and build demand for its key brands resulted in a higher valuation, as estimates for future earnings rose modestly. Constellation is taking advantage of the positioning of its leading beer brands, Corona, Corona Light and Modelo Especial. While Constellation is the third largest beer company in the U.S., its growth rate has outpaced its larger competitors by a significant amount. The company is also ramping up production at a new, efficient brewery that will provide margin improvements into the future.

In addition, Ambarella, Incorporated was a solid contributor to the Fund’s relative results driven by strong earnings growth, which supported rising expectations for future growth. This company’s strong position in video compression technology enables it to participate in multiple areas of growth in the consumption of digital video imagery. Ambarella is the sole supplier of chips for GoPro cameras as well as for security cameras, small wearable cameras and drones. The company’s technology is in demand where the objective is to capture high quality video compressed efficiently with reduced power use.

On the negative side, several of the Fund’s U.S.-based energy holdings detracted from performance primarily due to the dramatic decline in crude oil prices and the continued weak levels for natural gas prices. Laggards during the reporting period included Pioneer Natural Resources Company, Range Resources Corporation and Nabors Industries Inc. Pioneer Natural is a high quality exploration and production (E&P) firm with attractive assets in the Eagle Ford shale region in south central U.S. The company’s strong balance sheet and efficient operations were not enough to protect its share price from the impact of crude oil’s dramatic decline. Similarly, Range Resources is well positioned with attractive acreage in the Marcellus shale region, but underperformed due to the drop in natural gas prices. Finally, Nabors Industries, a land drilling contractor and well servicing company, experienced a sharp decline in price as investors discounted future declines in orders due to falling oil prices. In order to reduce the Fund’s commodity exposure, we sold out of Nabors Industries toward the end of 2014, but maintained the other two positions.

6	Nuveen Investments

In addition, Trinity Industries Inc. was weak along with other industrial companies in the U.S. that have benefited from the build-out of infrastructure related to North American based energy production. Trinity is the largest manufacturer of rail cars, including tank cars used to carry petroleum, as well as barges. While non-tank car demand will grow and regulatory changes will sustain a level of replacement demand as safer tank cars are necessary, the value of the company’s backlog of future orders was marked down as oil prices declined. We sold out of the Fund’s position in Trinity Industries during the reporting period.

On a regional and country basis, we decreased the Fund’s emerging market exposure mainly as a result of a reduction in China, which was the top performing market in 2014. At the same time, we increased exposure to several European countries, including France, Germany, the Netherlands and the U.K., because we saw conditions begin to modestly improve toward the end of the period. We also slightly increased the Fund’s weightings in Canada and Mexico. We became more constructive on Japan as the yen stabilized and wage growth improved, which benefited domestic consumption. We are optimistic that Japan will continue on its path of restructuring and reflation. The aggressive and unexpected increase in monetary stimulus from the Bank of Japan on October 31st demonstrated its resolve to achieve sustainable inflation of 2%. As one of the countries most highly exposed to crumbling energy prices, Japan should continue to post higher margins and better earnings growth, particularly among exporting companies. We have increased exposure to companies that are likely to benefit from Japan’s goal to increase inbound tourism to 20 million visitors by 2020. Recent strong growth in Japan’s visitor numbers, particularly from China, Vietnam and the Philippines, stem from the weaker yen, expanded duty free regulations and eased visa requirements.

In terms of our broad investment themes, we continued to focus on finding new ideas in the areas of active safety and ultimately, autonomous mobility, including companies that provide connectors, cameras, sensors and geo-positioning services. Also, in the U.S., where digital security breaches are happening with increasing rapidity, we added a position in leading cyber security firm Palo Alto Networks Inc., which will complement another holding that focuses on protecting consumers and businesses from identity fraud. We also believe the combination of broader health care coverage for those in need of physical care, along with the increasing mandate to treat mental and behavioral health illnesses, will drive strong growth for hospital-related companies. Therefore, we added several positions, including Acadia Healthcare Company Inc., an inpatient treatment center for mental health and addiction issues. We increased the Fund’s exposure to companies in retail and housing related industries that should benefit from increased consumer spending stimulated by declining U.S. gasoline prices. Similarly, we purchased two holdings that should be direct beneficiaries of lower fuel prices: Delta Air Lines Inc., which we have previously owned, and Carnival Corporation, which should benefit from increased global travel trends. Additionally, we continue to invest in areas where we see disruptive business models, particularly in financial technology and automation of manufacturing, as developed countries continue to “re-shore” their facilities.

Nuveen International Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and the Lipper classification average during the six-month reporting period ended January 31, 2015.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.

The six-month reporting period was marked by overseas turmoil and weaker foreign growth in the face of a very resilient U.S. economy, which was supported by declining gas prices and mortgage rates as well as an improving employment picture. Oil and gas prices fell sharply in response to the weak global economy and Organization of the Petroleum Exporting Countries (OPECs) refusal to surrender market share to other producers. As a result, shares of oil and gas related companies as well as petrocurrencies dropped dramatically, while oil-importing countries and consumers and other users of oil benefited. Declining oil prices propelled the strengthening U.S. dollar, which hit a nine-year high supported by a confident Federal Reserve (Fed) combined with weaker data coming out of Europe, Japan and China.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The dramatic drop in oil prices also caused a significant increase in market volatility around the world. Global equity market results were mixed during the six months as the U.S. market surged back from a sell-off in October to generate a solid return, while most international markets ended the reporting period on a weak note. Emerging markets, which had been outperforming their developed counterparts since March, tumbled in September in response to dollar strength, weak data from China and expectations that the Fed would raise U.S. interest rates earlier than expected. However, several markets where politicians and electorates embraced reform, such as China, Indonesia and India performed strongly during the reporting period. After being dominated by large-cap defensive names all year, smaller and more growth-oriented companies in developed markets started to outperform during the final months of the reporting period. Energy stocks were hit hard in the U.S. and around the world due to falling commodity prices.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contribution, the Fund’s positions in China, Australia and Spain contributed the most on a relative basis. However, stock selection in Hong Kong, Switzerland and Sweden generally detracted versus the MSCI EAFE Index. At the sector level, the Fund experienced favorable relative performance from stock selection within industrials and health care, while the consumer discretionary and telecommunications sectors detracted. In aggregate, stock selection was favorable in the Fund during the reporting period.

In terms of individual holdings, the Fund’s top contributor was industrial company China CNR Corporation Limited, the smaller of China’s two largest train makers. China CNR was the target of a takeover offer by larger competitor CSR Corp. The combined entity, which will be called China Rail Transit Group, is poised to achieve cost savings in terms of expenses, research and development, distribution channels and maintenance coverage in both domestic and overseas markets. The merger will also enable the development of a uniform standard for high speed trains in China. Internationally, the merged entity will enjoy enhanced competitiveness, while mitigating the severe price competition between the two companies. After China CNR’s stock rose significantly according to our expectations, we took profits in the name because we believed it was fully valued in the near term and lacking additional catalysts until the merger is completed.

Also, Canadian firm Alimentation Couche-Tard Inc. contributed positively to performance as it rallied after a strong earnings beat. Couche-Tard is the largest convenience store operator in North America based on the number of corporate-owned stores, operating under the Circle K banner in the U.S. and Mac’s Convenience Stores in Canada. It is also a major convenience store/fuel retailer in Scandinavian countries and the Baltics. Couche-Tard has a strong track record as the leading consolidator in the highly fragmented convenience store industry.

The Fund also experienced strong results from China Communications Construction Co. Ltd. (CCCC), a diversified construction company that is a leader in port construction and dredging. CCCC continues to benefit from Chinese infrastructure investment growth, particularly waterways, as well as expansion into overseas markets, which will be enhanced by the recent acquisition of Australian company John Holland. In 2015, the Chinese government will continue to stimulate a recycling of foreign-exchange reserves into outbound investment via the “One Belt and One Road” plan. This program aims to raise China’s global political position through an infrastructure build, which will improve the country’s trade and communication with the rest of the world. CCCC is regarded as an integral part of this mega plan.

Another positive contributor for the Fund was NXP Semiconductors NV, a diversified semiconductor company from the Netherlands that is benefiting from its many solutions for the automotive, identification and mobile industries. Some of NXP’s favorable near-term drivers in the automotive industry include: keyless entry into midrange cars; integration in audio; and data growth, which is driving the need for in-vehicle networking. In the rapidly growing Advanced Driver Assistance Systems (ADAS) market, the company participates in the expansion of radar throughout the car. NXP Semiconductors is also in the early stages of secular growth in mobile payments, banking and secure identification more broadly, which totals approximately 30% of sales. NXP is a key engine for Apple Pay and has an exclusive agreement with AliPay in China, initially targeting transportation.

On the negative side, several of the Fund’s Canadian energy holdings detracted from performance including oil and gas producers Paramount Resources Ltd. and DeeThree Exploration Limited, which both suffered due to the rapid fall in oil and natural gas commodity prices. The reporting period started out with strong natural gas prices and low storage levels, as well as strong oil prices based on robust demand and higher cost supply. However, it ended with weak natural gas prices as production grew ahead of estimates and storage levels were refilled. Meanwhile, oil prices fell by more than 50% as OPEC decided to maintain its production

8	Nuveen Investments

levels in an attempt to defend its market share by driving out higher cost North American producers. We sold the Fund’s positions in both DeeThree Exploration and Paramount Resources and the stocks declined further. We don’t believe oil prices will stay depressed over the long term because demand remains in a structural uptrend as emerging economies will likely double the global passenger car fleet by 2035. This should be a major driver of crude oil demand, given that transportation accounts for more than 50% of global petroleum consumption. Also, the longer prices stay low, the more likely that investment will be scaled back, leading to lower production.

The Fund’s position in U.K. E-commerce fashion retailer Boohoo.com plc also detracted during the reporting period. The company’s website targets young (16-24 year old) and fashion-conscious consumers with its own branded clothing, shoe and accessory lines. However, Boohoo.com’s shares fell significantly in January 2015 when the company surprised the market with a profit warning, after reporting in the previous quarter that it was on track to meet full-year earnings expectations. The company’s sales growth fell short of forecasts, which management attributed to unseasonably warm autumn weather in the U.K. and unsuccessful marketing efforts. We sold out of the Fund’s position in Boohoo.com.

In addition, the Fund experienced underperformance from 21Vianet Group Inc., a leading internet data-center business in China and a partner with Microsoft for its new cloud service business. 21Vianet was the target of fraud allegations from a third-party research report that claimed the company fabricated financial statements and conducted illegal activities in China. This resulted in a sharp drop in its share price in September before the company was able to issue a rebuttal.

On a regional and country basis, we decreased the Fund’s emerging market exposure by about 7% mainly as a result of a reduction in China, which was the top performing market in 2014. We also reduced exposure to Taiwan and Norway, while increasing the Fund’s weightings in the U.K., Germany and France. We became more constructive on Japan as the yen stabilized and wage growth improved, which benefited domestic consumption. We are optimistic that Japan will continue on its path of restructuring and reflation. The aggressive and unexpected increase in monetary stimulus from the Bank of Japan on October 31st demonstrated its resolve to achieve sustainable inflation of 2%. As one of the countries most highly exposed to crumbling energy prices, Japan should continue to post higher margins and better earnings growth, particularly among exporting companies. We have increased exposure to companies that are likely to benefit from Japan’s goal to increase inbound tourism to 20 million visitors by 2020. Recent strong growth in Japan’s visitor numbers, particularly from China, Vietnam and the Philippines, stems from the weaker yen, expanded duty free regulations and eased visa requirements. Additions to the Fund’s portfolio include: Laox Co. Ltd., a consumer electronics retailer; Japan Airport Terminal Co. Ltd., the manager and operator of Haneda’s airport terminal; and Oriental Land Co. Ltd., the owner of Tokyo’s Disney Resort. Similarly, we believe the recent increase of tourists traveling to Korea will provide a boost to Korean companies such as new Fund holding Amorepacific Corporation, which we anticipate will benefit from an increase in cosmetics purchases.

In terms of our broad investment themes, we continued to focus on finding new ideas in the areas of active safety and ultimately, autonomous mobility, including companies that provide connectors, cameras, sensors and geo-positioning services. We also like domestic consumption stories everywhere, and are particularly favoring E-commerce companies. Within the changing financial landscape, we are seeing significant restructuring in European financial companies and are adding exposure. Likewise, we have added modest exposure to the telecommunications industry in Europe, which is also undergoing consolidation and restructuring. We continue to invest in areas where we see disruptive business models, particularly in financial technology and automation of manufacturing as developed countries continue to “re-shore” their facilities. Finally, we have positioned the Fund to benefit from the severe decline in currencies versus the dollar, while also taking into consideration companies that are oil-price sensitive.

Nuveen Investments	9

Risk Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(0.58)%	(4.34)%	12.61%	15.83%
Class A Shares at maximum Offering Price	(6.30)%	(9.84)%	11.29%	14.65%
MSCI World Index	(1.39)%	7.00%	10.73%	14.15%
Lipper Global Multi-Cap Growth Funds Classification Average	(0.39)%	4.82%	10.30%	14.15%

Class C Shares	(0.97)%	(5.06)%	11.78%	14.97%
Class R3 Shares	(0.72)%	(4.55)%	12.34%	15.55%
Class I Shares	(0.48)%	(4.10)%	12.89%	16.12%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.16)%	(4.15)%	11.64%	16.44%
Class A Shares at maximum Offering Price	(8.73)%	(9.66)%	10.33%	15.23%
Class C Shares	(3.52)%	(4.85)%	10.81%	15.57%
Class R3 Shares	(3.30)%	(4.39)%	11.36%	16.15%
Class I Shares	(3.05)%	(3.92)%	11.92%	16.73%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.47%	3.26%	3.11%	2.54%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	Nuveen Investments

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.61)%	(6.60)%	10.69%	15.31%
Class A Shares at maximum Offering Price	(10.10)%	(11.97)%	9.39%	14.13%
MSCI EAFE Index	(6.97)%	(0.43)%	6.39%	10.76%
Lipper International Multi-Cap Growth Funds Classification Average	(5.00)%	0.00%	6.65%	11.00%

Class C Shares	(4.97)%	(7.32)%	9.88%	14.46%
Class R3 Shares	(4.72)%	(6.88)%	10.41%	15.01%
Class I Shares	(4.48)%	(6.37)%	10.97%	15.59%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(7.83)%	(9.38)%	9.75%	15.57%
Class A Shares at maximum Offering Price	(13.13)%	(14.59)%	8.46%	14.38%
Class C Shares	(8.19)%	(10.05)%	8.94%	14.72%
Class R3 Shares	(7.93)%	(9.62)%	9.47%	15.27%
Class I Shares	(7.71)%	(9.15)%	10.02%	15.86%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.52%	2.28%	1.79%	1.27%
Net Expense Ratios	1.21%	1.96%	1.46%	0.96%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.45% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	13

Holding

Summaries as of January 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.0%
Common Stock Rights	0.0%
Long-Term Investments	98.0%
Short-Term Investments	1.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Constellation Brands, Inc., Class A	2.0%
Facebook Inc., Class A Shares	2.0%
Delphi Automotive PLC	1.8%
Visa Inc.	1.7%
ServiceNow Inc.	1.7%

Portfolio Composition

(% of net assets)

Internet Software & Services	7.1%
Hotels, Restaurants & Leisure	6.7%
Machinery	5.4%
Pharmaceuticals	4.8%
Banks	4.7%
Software	4.5%
Food Products	4.2%
Media	3.7%
Biotechnology	3.5%
Electrical Equipment	3.1%
Semiconductors & Semiconductor Equipment	3.0%
IT Services	2.9%
Beverages	2.8%
Specialty Retail	2.8%
Oil, Gas & Consumable Fuels	2.6%
Life Sciences Tools & Services	2.5%
Food & Staples Retailing	2.2%
Electronic Equipment & Instruments	2.1%
Metals & Mining	2.1%
Aerospace & Defense	1.8%
Insurance	1.8%
Auto Components	1.8%
Health Care Equipment & Supplies	1.7%
Real Estate Management & Development	1.6%
Other	18.6%
Common Stock Rights	0.0%
Short-Term Investments	1.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Country Allocation

(% of net assets)

United States	52.8%
United Kingdom	7.6%
Canada	6.1%
Japan	5.3%
Germany	5.0%
France	3.5%
China	2.6%
Denmark	2.4%
Sweden	2.3%
Netherlands	1.9%
India	1.7%
Other	8.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

14	Nuveen Investments

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Common Stock Rights	0.0%
Long-Term Investments	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

WireCard AG	1.7%
ARM Holdings PLC	1.7%
Prudential Corporation PLC	1.6%
Grupo Rotoplas SAB de CV	1.5%
Sony Corporation, Sponsored ADR	1.5%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.5%
Internet Software & Services	6.2%
Machinery	6.2%
Hotels, Restaurants & Leisure	6.0%
Insurance	4.0%
Airlines	3.8%
Specialty Retail	3.7%
Metals & Mining	3.6%
Banks	3.6%
Semiconductors & Semiconductor Equipment	3.3%
Household Durables	3.3%
Personal Products	3.1%
Life Sciences Tools & Services	3.0%
Real Estate Management & Development	2.8%
Media	2.8%
Transportation Infrastructure	2.7%
Food & Staples Retailing	2.5%
Multiline Retail	2.4%
Electrical Equipment	2.3%
Construction Materials	2.1%
Health Care Equipment & Supplies	2.0%
IT Services	1.8%
Software	1.6%
Other	19.8%
Common Stock Rights	0.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation

(% of net assets)

United Kingdom	15.0%
Japan	15.0%
Canada	10.1%
Germany	9.5%
China	7.4%
France	5.8%
Denmark	3.7%
Switzerland	3.6%
Netherlands	3.2%
Hong Kong	3.0%
Sweden	2.6%
South Korea	2.4%
Others	18.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2015.

The beginning of the period is August 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$994.20	$990.30	$992.80	$995.20
Expenses Incurred During Period	$7.09	$10.84	$8.34	$5.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.32	$1,016.84	$1,019.36
Expenses Incurred During Period	$7.17	$10.97	$8.44	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen International Growth Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$953.90	$950.30	$952.80	$955.20
Expenses Incurred During Period	$6.21	$9.88	$7.43	$4.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.85	$1,015.07	$1,017.59	$1,020.21
Expenses Incurred During Period	$6.41	$10.21	$7.68	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 1.51% and 0.99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Global Growth Fund, Nuveen International Growth Fund and Nuveen International Select Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

A special shareholder meeting was held in the offices of Nuveen Investments on September 12, 2014 for Nuveen International Select Fund; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization.

	Nuveen Global Growth Fund	Nuveen International Growth Fund	Nuveen International Select Fund
To approve a new investment management agreement between each Trust or Corporation and Nuveen Fund Advisors, LLC.
For	195,867	1,780,694	34,463,020
Against	1,449	23,483	37,124
Abstain	8,946	31,029	24,546
Broker Non-Votes	76,530	508,092	2,615,543
Total	282,792	2,343,298	37,140,233

To approve an Agreement and Plan of Reorganization.
For	—	—	21,997,942
Against	—	—	42,527
Abstain	—	—	16,113
Total	—	—	22,056,582

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	195,867	1,775,056	34,460,711
Against	1,449	28,404	39,592
Abstain	8,946	31,744	24,386
Broker Non-Votes	76,530	508,094	2,615,544
Total	282,792	2,343,298	37,140,233

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	194,998	1,773,983	34,459,516
Against	2,317	28,146	42,995
Abstain	8,946	33,077	22,179
Broker Non-Votes	76,531	508,092	2,615,543
Total	282,792	2,343,298	37,140,233

18	Nuveen Investments

	Nuveen Global Growth Fund	Nuveen International Growth Fund	Nuveen International Select Fund
b. Eliminate the fundamental policy related to investing for control.
For	—	—	34,453,896
Against	—	—	47,491
Abstain	—	—	23,302
Broker Non-Votes	—	—	2,615,544
Total	—	—	37,140,233

Approval of the Board Members was reached as follows:

William Adams IV
For	69,861,145	69,861,145	875,153,250
Withhold	1,015,555	1,015,555	6,616,294
Total	70,876,700	70,876,700	881,769,544

Robert P. Bremner
For	69,777,145	69,777,145	767,672,659
Withhold	1,099,555	1,099,555	114,096,885
Total	70,876,700	70,876,700	881,769,544

Jack B. Evans
For	69,793,525	69,793,525	767,867,187
Withhold	1,083,175	1,083,175	113,902,357
Total	70,876,700	70,876,700	881,769,544

William C. Hunter
For	69,790,443	69,790,443	875,066,364
Withhold	1,086,257	1,086,257	6,703,180
Total	70,876,700	70,876,700	881,769,544

David J. Kundert
For	69,838,324	69,838,324	767,748,278
Withhold	1,038,376	1,038,376	114,021,266
Total	70,876,700	70,876,700	881,769,544

John K. Nelson
For	69,866,847	69,866,847	875,059,020
Withhold	1,009,853	1,009,853	6,710,524
Total	70,876,700	70,876,700	881,769,544

William J. Schneider
For	69,852,110	69,852,110	874,871,626
Withhold	1,024,590	1,024,590	6,897,918
Total	70,876,700	70,876,700	881,769,544

Nuveen Investments	19

Shareholder Meeting Report (continued)

	Nuveen Global Growth Fund	Nuveen International Growth Fund	Nuveen International Select Fund
Thomas S. Schreier, Jr.
For	69,841,982	69,841,982	874,799,740
Withhold	1,034,718	1,034,718	6,969,804
Total	70,876,700	70,876,700	881,769,544

Judith M. Stockdale
For	69,782,830	69,782,830	874,933,639
Withhold	1,093,870	1,093,870	6,835,905
Total	70,876,700	70,876,700	881,769,544

Carole E. Stone
For	69,786,646	69,786,646	767,948,250
Withhold	1,090,054	1,090,054	113,821,294
Total	70,876,700	70,876,700	881,769,544

Virginia L. Stringer
For	69,787,635	69,787,635	875,081,812
Withhold	1,089,065	1,089,065	6,687,732
Total	70,876,700	70,876,700	881,769,544

Terence J. Toth
For	69,858,256	69,858,256	767,738,756
Withhold	1,018,444	1,018,444	114,030,788
Total	70,876,700	70,876,700	881,769,544

20	Nuveen Investments

Nuveen Global Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.0%

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 1.8%

1,209	Boeing Company	$175,752

10,441	CybAero AB, (2), (3)	30,284
	Total Aerospace & Defense	206,036

	Airlines – 1.3%

5,800	Air Canada, (2)	53,632

2,003	Delta Air Lines, Inc.	94,762
	Total Airlines	148,394

	Auto Components – 1.8%

2,912	Delphi Automotive PLC	200,142

	Automobiles – 1.5%

1,780	Tata Motors Limited, Sponsored ADR	87,790

389	Tesla Motors Inc., (2)	79,200
	Total Automobiles	166,990

	Banks – 4.7%

2,197	Danske Bank A/S, (3)	56,864

1,908	HDFC Bank Ltd, ADR	108,718

9,015	ING Groep N.V., Ordinary Shares, (3)	112,078

1,165	Signature Bank, (2)	136,456

533	SVB Financial Group, (2)	60,176

4,899	Talmer Bancorp Inc., Class A	66,234
	Total Banks	540,526

	Beverages – 2.8%

2,076	Constellation Brands, Inc., Class A, (2)	229,294

1,670	SABMiller PLC, (3)	90,959
	Total Beverages	320,253

	Biotechnology – 3.5%

252	Alexion Pharmaceuticals Inc., (2)	46,176

1,810	Alkermes PLC, (2)	130,773

655	Alnylam Pharmaceuticals, Inc., (2)	61,459

620	Bluebird Bio Inc., (2)	57,604

524	Intercept Pharmaceuticals Incorporated, (2)	105,340
	Total Biotechnology	401,352

	Capital Markets – 0.7%

1,226	Aurelius AG, (3)	48,989

Nuveen Investments	21

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

146	Leonteq AG, (3)	$32,200
	Total Capital Markets	81,189

	Communications Equipment – 1.6%

1,420	Palo Alto Networks, Incorporated, (2)	179,474

	Construction & Engineering – 0.5%

1,620	ACS Actividades de Construccion y Servicios, SA, (2), (3)	56,343

	Construction Materials – 1.6%

1,507	Caesarstone Sdot-Yam Limited, (2)	93,585

1,180	Eagle Materials Inc.	84,040
	Total Construction Materials	177,625

	Diversified Consumer Services – 0.6%

4,970	LifeLock, Incorporated, (2)	73,805

	Diversified Financial Services – 0.5%

2,160	GT Capital Holdings Incorporated, (3)	59,127

	Electrical Equipment – 3.1%

2,026	Generac Holdings Inc., (2)	88,617

800	Nidec Corporation, (3)	54,438

1,359	Rockwell Automation, Inc.	148,022

1,539	Vesta Wind Systems A/S, (3)	59,796
	Total Electrical Equipment	350,873

	Electronic Equipment & Instruments – 2.1%

4,400	Alps Electric Company, Limited, (3)	91,597

2,510	Cognex Corporation	92,243

844	TE Connectivity Limited	56,033
	Total Electronic Equipment & Instruments	239,873

	Food & Staples Retailing – 2.2%

3,000	Alimentation Couche-Tard Inc., B Shares	117,549

1,888	Kroger Co.	130,366
	Total Food & Staples Retailing	247,915

	Food Products – 4.2%

8,215	Boulder Brands Inc., (2)	82,396

2,616	Hain Celestial Group Inc., (2)	138,046

3,854	Mondelez International Inc.	135,815

3,731	WhiteWave Foods Company, (2)	123,011
	Total Food Products	479,268

	Health Care Equipment & Supplies – 1.7%

1,100	CYBERDYNE Inc., (2), (3)	28,645

2,735	GN Store Nord A/S, (3)	61,313

22	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,479	Insulet Corporation, (2)	$102,248
	Total Health Care Equipment & Supplies	192,206

	Health Care Providers & Services – 1.0%

2,025	Acadia Healthcare Company Inc., (2)	116,944

	Hotels, Restaurants & Leisure – 6.7%

2,300	Amaya Gaming Group, Inc., (2)	59,586

2,534	Carnival Corporation	111,395

127	Chipotle Mexican Grill, (2)	90,150

4,550	Hilton Worldwide Holdings Inc., (2)	118,164

2,991	Intercontinental Hotels Group, ADR	118,922

4,500	Intertain Group Limited, (2)	58,999

1,835	Starbucks Corporation	160,618

200	Oriental Land Company Limited, (3)	48,458
	Total Hotels, Restaurants & Leisure	766,292

	Household Durables – 1.6%

1,900	Casio Computer Company Limited, (3)	29,744

4,908	Sony Corporation, Sponsored ADR	114,307

5,910	TomTom NV, (2), (3)	38,835
	Total Household Durables	182,886

	Insurance – 1.8%

2,611	AXA, (3)	61,076

5,000	Ping An Insurance (Group) Company of China Limited, (3)	52,898

3,739	Prudential Corporation PLC, (3)	90,897
	Total Insurance	204,871

	Internet & Catalog Retail – 1.6%

13,984	AO World PLC, (2), (3)	64,724

6,716	Ocado Group PLC, (2), (3)	41,391

3,884	Wayfair Inc., Class A Shares, (2)	75,971
	Total Internet & Catalog Retail	182,086

	Internet Software & Services – 7.1%

1,897	Akamai Technologies, Inc., (2)	110,320

568	Alibaba Group Holding Limited, Sponsored ADR, (2)	50,597

258	Baidu Inc., Sponsored ADR, (2)	56,223

2,215	Criteo SA, Sponsored ADR, (2)	86,274

3,019	Facebook Inc., Class A Shares, (2)	229,172

4,200	Gurunavi, Inc., (3)	67,021

906	Rocket Internet AG, (2), (3)	47,382

5,400	Tencent Holdings Limited, (3)	91,010

Nuveen Investments	23

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

1,658	United Internet AG, (3)	$71,825
	Total Internet Software & Services	809,824

	IT Services – 2.9%

763	Visa Inc.	194,496

3,150	WireCard AG, (3)	140,803
	Total IT Services	335,299

	Leisure Equipment & Products – 0.6%

3,600	Performance Sports Group Limited, (2)	66,600

	Life Sciences Tools & Services – 2.5%

238	Eurofins Scientific, (3)	61,143

1,140	ICON plc, (2)	64,296

821	Illumina Inc., (2)	160,251
	Total Life Sciences Tools & Services	285,690

	Machinery – 5.4%

3,969	Arcam AB, (2), (3)	85,715

500	Fanuc Limited, (3)	83,970

1,456	GEA Group AG, (3)	65,812

84,700	Grupo Rotoplas SAB de CV, (2)	175,847

2,169	Stabilus GmbH, (2), (3)	69,698

1,462	WABCO Holdings Inc.	139,139
	Total Machinery	620,181

	Marine – 0.6%

900	Kirby Corporation, (2)	65,241

	Media – 3.7%

805	Altice S.A, (2)	67,405

3,447	Imax Corporation, (2)	114,889

1,691	JC Decaux SA, (3)	60,843

5,746	Twenty First Century Fox Inc., Class B Shares	183,010
	Total Media	426,147

	Metals & Mining – 2.1%

10,100	Detour Gold Corporation, (2)	103,329

2,300	Goldcorp Inc.	55,550

8,000	Metallurgical Corp of Chin H, (3)	2,459

5,642	Stillwater Mining Company, (2)	77,126
	Total Metals & Mining	238,464

	Multiline Retail – 1.4%

1,300	Dollarama Inc.	61,742

3,900	Isetan Mitsukoshi Holdings Limited, (3)	55,299

24	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail (continued)

94,100	PT Mitra Adiperkasa Tbk, (3)	$43,495
	Total Multiline Retail	160,536

	Oil, Gas & Consumable Fuels – 2.6%

7,080	DHT Maritime Inc.	52,038

908	Pioneer Natural Resources Company	136,681

2,241	Range Resources Corporation	103,691
	Total Oil, Gas & Consumable Fuels	292,410

	Personal Products – 0.8%

2,116	Ontex Group NV, (2)	54,959

800	Pola Orbis Holdings Inc., (3)	34,068
	Total Personal Products	89,027

	Pharmaceuticals – 4.8%

534	Actavis PLC, (2)	142,332

422	Bayer AG, (3)	60,781

1,500	Concordia Healthcare Corporation	64,842

14,000	Guangzhou Baiyunshan Pharmaceutical Holdings Company, Limited, (3)	49,577

2,098	Novo Nordisk AS, Class B, (3)	93,509

3,320	Orexo AB, (2), (3)	55,928

1,174	Shire plc, (3)	85,688
	Total Pharmaceuticals	552,657

	Real Estate Management & Development – 1.6%

3,682	Grand City Properties SA, (2), (3)	60,266

524,700	Megaworld Corporation, (3)	61,538

4,000	Sun Hung Kai Properties Limited, (3)	64,986
	Total Real Estate Management & Development	186,790

	Semiconductors & Semiconductor Equipment – 3.0%

1,146	Ambarella, Incorporated, (2)	63,385

7,263	ARM Holdings PLC, (3)	113,197

3,285	Micron Technology, Inc., (2)	96,136

794	NXP Semiconductors NV, (2)	62,996
	Total Semiconductors & Semiconductor Equipment	335,714

	Software – 4.5%

2,716	Mobileye NV, (2)	106,983

2,586	ServiceNow Inc., (2)	188,519

1,908	Tableau Software Inc., Class A, (2)	154,090

2,864	UbiSoft Entertainment S.A, (2)	57,898
	Total Software	507,490

Nuveen Investments	25

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail – 2.8%

2,148	Hennes & Mauritz AB, (3)			$88,362

1,012	Home Depot, Inc.			105,673

10,303	Howden Joinery Group PLC, (3)			65,749

27,000	Laox Co. Ltd., (2), (3)			60,266
	Total Specialty Retail			320,050

	Thrifts & Mortgage Finance – 0.6%

752	BofI Holdings, Inc., (2)			63,439

	Trading Companies & Distributors – 1.4%

19,500	China Aircraft Leasing Group Holdings Limited, (2), (3)			27,302

1,660	United Rentals Inc., (2)			137,531
	Total Trading Companies & Distributors			164,833

	Transportation Infrastructure – 0.7%

5,638	Groupe Eurotunnel SA, (3)			75,700
	Total Common Stocks (cost $10,457,054)			11,170,562

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

1,620	ACS Actividades de Construccion y Servicios SA., Stock Right			$824
	Total Common Stock Rights (cost $821)			824
	Total Long-Term Investments (cost $10,457,875)			11,171,386

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

$202	Repurchase Agreement with Fixed Income Clearing Corporation, dated 01/30/15, repurchase price $202,138, collateralized by $160,000 U.S. Treasury Notes, 3.750%, due 8/15/41, value $211,600	0.000%	2/02/15	$202,138
	Total Short-Term Investments (cost $202,138)			202,138
	Total Investments (cost $10,660,013) – 99.8%			11,373,524
	Other Assets Less Liabilities – 0.2%			22,322
	Net Assets – 100%			$11,395,846

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen International Growth Fund

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 1.0%

3,952,000	AviChina Industry & Technology Company Limited, (3)	$2,558,603

311,659	CybAero AB, (2), (3)	903,962
	Total Aerospace & Defense	3,462,565

	Air Freight & Logistics – 0.6%

33,300	SBS Holdings Inc, (3)	265,198

1,166,000	Singapore Post Limited, (3)	1,843,303
	Total Air Freight & Logistics	2,108,501

	Airlines – 3.8%

241,700	Air Canada, (2)	2,234,967

145,884	EasyJet PLC, (3)	4,067,668

478,126	International Consolidated Airlines Group S.A, (2), (3)	3,894,903

73,700	Japan Airlines Company Limited, (3)	2,495,157
	Total Airlines	12,692,695

	Auto Components – 0.7%

66,800	Daikyonishikawa Corporation, (3)	2,141,284

	Automobiles – 1.0%

68,899	Tata Motors Limited, Sponsored ADR	3,398,099

	Banks – 3.6%

133,158	Banco Popolare Societa Cooperativa, (2), (3)	1,680,428

133,155	Danske Bank A/S, (3)	3,446,367

42,766	HDFC Bank Ltd, ADR	2,436,807

339,778	ING Groep N.V., Ordinary Shares, (3)	4,224,256
	Total Banks	11,787,858

	Beverages – 1.1%

65,404	SABMiller PLC, (3)	3,562,308

	Biotechnology – 0.9%

25,996	Actelion Limited, (3)	2,871,531

	Building Products – 1.1%

50,400	Daikin Industries Limited, (3)	3,507,133

	Capital Markets – 1.0%

36,369	Aurelius AG, (3)	1,453,253

8,319	Leonteq AG, (3)	1,834,742
	Total Capital Markets	3,287,995

Nuveen Investments	27

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 1.3%

38,445	Arkema, (3)	$2,742,457

5,157	Syngenta AG, (3)	1,679,809
	Total Chemicals	4,422,266

	Communications Equipment – 1.5%

415,905	Telit Communications PLC	1,277,931

63,206	Wolseley PLC, (3)	3,663,741
	Total Communications Equipment	4,941,672

	Construction & Engineering – 1.0%

92,722	ACS Actividades de Construccion y Servicios, SA, (2), (3)	3,224,846

	Construction Materials – 2.1%

59,938	Caesarstone Sdot-Yam Limited, (2)	3,722,150

136,227	CRH PLC, Sponsored ADR	3,288,520
	Total Construction Materials	7,010,670

	Diversified Financial Services – 1.0%

161,000	Element Financial Corporation, (2)	1,710,475

63,150	GT Capital Holdings Incorporated, (3)	1,728,631
	Total Diversified Financial Services	3,439,106

	Diversified Telecommunication Services – 0.5%

1,445,147	Telecom Italia S.p.A., (2)	1,686,905

	Electrical Equipment – 2.3%

37,000	Nidec Corporation, (3)	2,517,774

22,410	Schneider Electric SE, (3)	1,684,599

88,203	Vesta Wind Systems A/S, (3)	3,427,005
	Total Electrical Equipment	7,629,378

	Electronic Equipment & Instruments – 1.3%

135,300	Alps Electric Company, Limited, (3)	2,816,621

24,718	TE Connectivity Limited	1,641,028
	Total Electronic Equipment & Instruments	4,457,649

	Food & Staples Retailing – 2.5%

120,500	Alimentation Couche-Tard Inc., B Shares	4,721,567

968,770	Robinsons Retail Holdings Inc.	1,740,108

45,300	Sundrug Company Limited, (3)	1,922,844
	Total Food & Staples Retailing	8,384,519

	Health Care Equipment & Supplies – 2.0%

52,400	CYBERDYNE Inc., (2), (3)	1,364,535

116,642	GN Store Nord A/S, (3)	2,614,873

80,900	Olympus Corporation, (2), (3)	2,797,849
	Total Health Care Equipment & Supplies	6,777,257

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 0.5%

100,700	iKang Healthcare Group, Inc., ADR, (2)	$1,714,921

	Hotels, Restaurants & Leisure – 6.0%

122,700	Amaya Gaming Group, Inc., (2)	3,178,786

5,108,000	China Travel International Investment Hong Kong Limited, (3)	1,695,943

5,385,000	Haichang Holdings Limited, (2), (3)	832,593

85,896	Intercontinental Hotels Group, ADR	3,415,225

132,000	Intertain Group Limited, (2)	1,730,637

12,900	Oriental Land Company Limited, (3)	3,125,551

204,065	TUI AG, (3)	3,588,484

32,657	Whitbread PLC, (3)	2,451,261
	Total Hotels, Restaurants & Leisure	20,018,480

	Household Durables – 3.3%

110,500	Casio Computer Company Limited, (3)	1,729,857

214,965	Sony Corporation, Sponsored ADR	5,006,535

911,500	Techtronic Industries Company Limited, (3)	2,976,745

168,406	TomTom NV, (2), (3)	1,106,601
	Total Household Durables	10,819,738

	Independent Power & Renewable Energy Producers – 0.5%

1,158,000	Huaneng Power Intl, Inc, (3)	1,612,003

	Insurance – 4.0%

161,154	AXA, (3)	3,769,705

233,000	Ping An Insurance (Group) Company of China Limited, (3)	2,465,067

220,436	Prudential Corporation PLC, (3)	5,358,886

140,998	St James’s Place PLC, (3)	1,814,059
	Total Insurance	13,407,717

	Internet & Catalog Retail – 1.1%

414,404	AO World PLC, (2), (3)	1,918,035

276,699	Ocado Group PLC, (2), (3)	1,705,318
	Total Internet & Catalog Retail	3,623,353

	Internet Software & Services – 6.2%

25,892	Alibaba Group Holding Limited, Sponsored ADR, (2)	2,306,459

10,608	Baidu Inc., Sponsored ADR, (2)	2,311,695

22,043	BitAuto Holdings Ltd-ADR	1,318,612

43,186	Criteo SA, Sponsored ADR, (2)	1,682,095

128,700	Gurunavi, Inc., (3)	2,053,704

2,330	NHN Corporation, (3)	1,510,221

43,596	Rocket Internet AG, (2), (3)	2,279,996

260,300	Tencent Holdings Limited, (3)	4,387,038

Nuveen Investments	29

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

65,850	United Internet AG, (3)	$2,852,635
	Total Internet Software & Services	20,702,455

	IT Services – 1.8%

382,474	Earthport PLC, (2)	247,716

127,272	WireCard AG, (3)	5,688,963
	Total IT Services	5,936,679

	Life Sciences Tools & Services – 3.0%

10,730	Eurofins Scientific, (3)	2,756,592

52,123	ICON plc, (2)	2,939,737

12,503	Lonza AG, (3)	1,480,808

70,096	WuXi PharmaTech Inc., ADR, (2)	2,810,850
	Total Life Sciences Tools & Services	9,987,987

	Machinery – 6.2%

120,337	Arcam AB, (2), (3)	2,598,818

15,600	Fanuc Limited, (3)	2,619,853

84,466	GEA Group AG, (3)	3,817,892

94,300	Glory Limited, (3)	2,471,273

2,460,000	Grupo Rotoplas SAB de CV, (2)	5,107,255

24,218	KUKA AG, (3)	1,637,212

69,774	Stabilus GmbH, (2), (3)	2,242,082
	Total Machinery	20,494,385

	Media – 2.8%

44,943	Altice S.A, (2)	3,763,211

85,440	Imax Corporation, (2)	2,847,715

73,962	JC Decaux SA, (3)	2,661,201
	Total Media	9,272,127

	Metals & Mining – 3.6%

58,344	APERAM, (2), (3)	1,514,584

319,500	Detour Gold Corporation, (2)	3,268,671

69,500	Goldcorp Inc.	1,678,567

368,000	Metallurgical Corp of Chin H, (3)	113,095

589,051	Norsk Hydro ASA, (3)	3,461,699

617,500	Rio Alto Mining Limited, (2)	1,764,008
	Total Metals & Mining	11,800,624

	Multiline Retail – 2.4%

77,500	Dollarama Inc.	3,680,747

116,400	Isetan Mitsukoshi Holdings Limited, (3)	1,650,469

5,410,700	PT Mitra Adiperkasa Tbk, (3)	2,500,956
	Total Multiline Retail	7,832,172

30	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 0.5%

13,546	Epic Gas Limited, (2), (3)	$17,533

28,001	Koninklijke Vopak NV, (3)	1,561,545
	Total Oil, Gas & Consumable Fuels	1,579,078

	Paper & Forest Products – 0.3%

14,800	West Fraser Timber Company Limited	850,007

	Personal Products – 3.1%

1,575	Amorepacific Corporation, (3)	3,795,770

19,363	Beiersdorf AG, (3)	1,699,512

121,200	Ontex Group NV, (2)	3,147,933

36,100	Pola Orbis Holdings Inc., (3)	1,537,297
	Total Personal Products	10,180,512

	Pharmaceuticals – 7.5%

112,924	Almirall SA, (2), (3)	1,969,909

19,138	Bayer AG, (3)	2,756,471

2,405,000	China Animal Healthcare Limited, (3)	1,620,838

61,800	Concordia Healthcare Corporation	2,671,499

418,000	Guangzhou Baiyunshan Pharmaceutical Holdings Company, Limited, (3)	1,480,220

25,435	Novartis AG, (3)	2,478,710

60,461	Novo Nordisk AS, Class B, (3)	2,694,787

99,656	Orexo AB, (2), (3)	1,678,794

59,186	Shire plc, (3)	4,319,861

18,938	Valeant Pharmaceuticals International	3,029,512
	Total Pharmaceuticals	24,700,601

	Professional Services – 1.1%

764,615	Hays PLC, (3)	1,781,700

56,500	Nihon M&A Center Inc., (3)	1,960,903
	Total Professional Services	3,742,603

	Real Estate Management & Development – 2.8%

214,753	Grand City Properties SA, (2), (3)	3,515,043

27,782,800	Megaworld Corporation, (3)	3,258,449

164,000	Sun Hung Kai Properties Limited, (3)	2,664,442
	Total Real Estate Management & Development	9,437,934

	Semiconductors & Semiconductor Equipment – 3.3%

352,126	ARM Holdings PLC, (3)	5,488,034

19,000	Disco Corporation, (3)	1,740,656

45,983	NXP Semiconductors NV, (2)	3,648,291
	Total Semiconductors & Semiconductor Equipment	10,876,981

Nuveen Investments	31

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Software – 1.6%

93,777	Mobileye NV, (2)	$3,693,876

83,148	UbiSoft Entertainment S.A, (2)	1,680,895
	Total Software	5,374,771

	Specialty Retail – 3.7%

7,100	Fast Retailing Company Limited, (3)	2,633,928

84,571	Hennes & Mauritz AB, (3)	3,478,975

28,549	Hotel Shilla Company Limited, (3)	2,649,018

265,140	Howden Joinery Group PLC, (3)	1,692,004

794,000	Laox Company Limited, (2), (3)	1,772,280
	Total Specialty Retail	12,226,205

	Textiles, Apparel & Luxury Goods – 0.6%

2,756,000	Cosmo Lady China Holdings Company Limited, (2), (3)	1,892,371

	Trading Companies & Distributors – 1.2%

194,918	Ashtead Group PLC, (3)	3,171,805

568,000	China Aircraft Leasing Group Holdings Limited, (2), (3)	795,246
	Total Trading Companies & Distributors	3,967,051

	Transportation Infrastructure – 2.7%

135,557	Atlantia SpA, (3)	3,489,049

160,202	Groupe Eurotunnel SA, (3)	2,150,984

75,900	Japan Airport Terminal Co. Ltd., (3)	3,420,033
	Total Transportation Infrastructure	9,060,066
	Total Common Stocks (cost $318,016,948)	331,905,058

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

92,722	ACS Actividades de Construccion y Servicios SA., Stock Right	$47,149
	Total Common Stock Rights (cost $46,992)	47,149
	Total Long-Term Investments (cost $318,063,940)	331,952,207
	Other Assets Less Liabilities – (0.1)%	(263,701)
	Net Assets – 100%	$331,688,506

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2015 (Unaudited)

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $10,457,875 and $318,063,940, respectively)	$11,171,386	$331,952,207
Short-term investments, at value (cost approximates value)	202,138	—
Cash denominated in foreign currencies (cost $172 and $88,758, respectively)	171	87,161
Receivable for:
Dividends	3,034	236,774
Investments sold	494,198	25,882,780
Reclaims	866	426,739
Reimbursement from Adviser	7,317	—
Shares sold	544	228,177
Other assets	19,754	34,886
Total assets	11,899,408	358,848,724
Liabilities
Cash overdraft	—	7,224,691
Payable for:
Investments purchased	420,951	18,762,856
Shares redeemed	24,168	616,359
Accrued expenses:
Management fees	—	222,697
Trustees fees	96	19,688
12b-1 distribution and service fees	2,172	28,067
Other	56,175	285,860
Total liabilities	503,562	27,160,218
Net assets	$11,395,846	$331,688,506
Class A Shares
Net assets	$3,807,832	$78,754,038
Shares outstanding	120,904	2,101,242
Net asset value (“NAV”) per share	$31.49	$37.48
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$33.41	$39.77
Class C Shares
Net assets	$1,172,381	$13,312,069
Shares outstanding	39,213	367,724
NAV and offering price per share	$29.90	$36.20
Class R3 Shares
Net assets	$712,768	$192,864
Shares outstanding	23,025	5,189
NAV and offering price per share	$30.96	$37.17
Class I Shares
Net assets	$5,702,865	$239,429,535
Shares outstanding	177,972	6,354,803
NAV and offering price per share	$32.04	$37.68
Net assets consist of:
Capital paid-in	$10,865,667	$341,113,056
Undistributed (Over-distribution of) net investment income	(97,635)	(662,430)
Accumulated net realized gain (loss)	(85,334)	(22,586,266)
Net unrealized appreciation (depreciation)	713,148	13,824,146
Net assets	$11,395,846	$331,688,506
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Operations	Six Months Ended January 31, 2015 (Unaudited)

	Global Growth	International Growth
Investment Income (net of foreign tax withheld of $1,955 and $95,243, respectively)	$46,535	$1,424,027
Expenses
Management fees	52,304	1,313,698
12b-1 service fees – Class A Shares	6,220	98,465
12b-1 distribution and service fees – Class C Shares	6,882	63,330
12b-1 distribution and service fees – Class R3 Shares	1,798	473
Shareholder servicing agent fees	8,789	171,141
Custodian fees	52,573	114,104
Trustees fees	449	5,449
Professional fees	13,664	136,986
Shareholder reporting expenses	7,264	72,846
Federal and state registration fees	25,675	63,852
Other	2,551	9,911
Total expenses before fee waiver/expense reimbursement	178,169	2,050,255
Fee waiver/expense reimbursement	(88,484)	(287,828)
Net expenses	89,685	1,762,427
Net investment income (loss)	(43,150)	(338,400)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(49,281)	(19,397,593)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(44,355)	1,862,323
Net realized and unrealized gain (loss)	(93,636)	(17,535,270)
Net increase (decrease) in net assets from operations	$(136,786)	$(17,873,670)

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Global Growth		International Growth
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$(43,150)	$(82,139)	$(338,400)	$119,647
Net realized gain (loss) from investments and foreign currency	(49,281)	422,279	(19,397,593)	640,615
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(44,355)	234,665	1,862,323	338,446
Net increase (decrease) in net assets from operations	(136,786)	574,805	(17,873,670)	1,098,708
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	(110,713)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	(965)
Class I Shares	—	—	(519,534)	(276,756)
From accumulated net realized gains:
Class A Shares	(84,469)	(188,151)	(353,252)	(497,765)
Class C Shares	(26,676)	(48,638)	(57,879)	(31,073)
Class R3 Shares	(14,536)	(28,060)	(800)	(13,122)
Class I Shares	(112,099)	(234,787)	(1,100,659)	(825,124)
Decrease in net assets from distributions to shareholders	(237,780)	(499,636)	(2,032,124)	(1,755,518)
Fund Share Transactions
Fund Reorganization(1)	—	—	197,377,467	—
Proceeds from sale of shares	817,442	13,552,616	58,923,400	212,497,743
Proceeds from shares issued to shareholders due to reinvestment of distributions	237,779	499,636	1,485,813	1,749,941
	1,055,221	14,052,252	257,786,680	214,247,684
Cost of shares redeemed	(3,456,472)	(5,593,425)	(101,138,502)	(53,443,211)
Net increase (decrease) in net assets from Fund share transactions	(2,401,251)	8,458,827	156,648,178	160,804,473
Net increase (decrease) in net assets	(2,775,817)	8,533,996	136,742,384	160,147,663
Net assets at the beginning of period	14,171,663	5,637,667	194,946,122	34,798,459
Net assets at the end of period	$11,395,846	$14,171,663	$331,688,506	$194,946,122
Undistributed (Over-distribution of) net investment income at the end of period	$(97,635)	$(54,485)	$(662,430)	$195,504

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial

Highlights (Unaudited)

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2015(e)	$32.35	$(0.11)	$(0.10)	$(0.21)	$—	$(0.65)	$(0.65)	$31.49
2014	29.62	(0.22)	4.57	4.35	—	(1.62)	(1.62)	32.35
2013	22.68	(0.14)	7.12	6.98	—	(0.04)	(0.04)	29.62
2012	29.61	(0.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(0.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(0.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
Class C (4/09)
2015(e)	30.85	(0.22)	(0.08)	(0.30)	—	(0.65)	(0.65)	29.90
2014	28.53	(0.45)	4.39	3.94	—	(1.62)	(1.62)	30.85
2013	22.01	(0.30)	6.86	6.56	—	(0.04)	(0.04)	28.53
2012	29.07	(0.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(0.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(0.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
Class R3 (4/09)
2015(e)	31.84	(0.15)	(0.08)	(0.23)	—	(0.65)	(0.65)	30.96
2014	29.26	(0.33)	4.53	4.20	—	(1.62)	(1.62)	31.84
2013	22.46	(0.18)	7.02	6.84	—	(0.04)	(0.04)	29.26
2012	29.43	(0.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(0.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(0.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
Class I (4/09)
2015(e)	32.86	(0.07)	(0.10)	(0.17)	—	(0.65)	(0.65)	32.04
2014	30.00	(0.18)	4.66	4.48	—	(1.62)	(1.62)	32.86
2013	22.91	(0.05)	7.18	7.13	—	(0.04)	(0.04)	30.00
2012	29.79	(0.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	0.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	0.04	3.27	3.31	—	(1.60)	(1.60)	25.88

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.58)%	$3,808	2.79	%*	(2.05)%*	1.41	%*	(0.67)%*	100%
14.55	6,186	2.47		(1.73)	1.42		(0.67)	217
30.85	1,032	10.14		(9.24)	1.42		(0.52)	218
(8.43)	68	6.00		(4.85)	1.43		(0.28)	150
24.96	428	5.81		(4.49)	1.43		(0.10)	143
13.50	343	3.88		(2.55)	1.44		(0.11)	136

(0.97)	1,172	3.54	*	(2.82)*	2.16	*	(1.44)*	100
13.72	1,534	3.26		(2.51)	2.17		(1.42)	217
29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(0.99)	150
24.02	421	6.56		(5.23)	2.18		(0.85)	143
12.67	339	4.63		(3.30)	2.19		(0.86)	136

(0.72)	713	3.04	*	(2.33)*	1.66	*	(0.95)*	100
14.29	711	3.11		(2.46)	1.67		(1.01)	217
30.48	508	9.16		(8.18)	1.67		(0.69)	218
(8.63)	389	6.94		(5.85)	1.68		(0.59)	150
24.63	426	6.06		(4.74)	1.68		(0.35)	143
13.26	342	4.13		(2.80)	1.69		(0.36)	136

(0.48)	5,703	2.54	*	(1.83)*	1.16	*	(0.45)*	100
14.85	5,741	2.54		(1.90)	1.17		(0.53)	217
31.15	3,738	9.13		(8.16)	1.17		(0.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(0.14)	150
25.23	430	5.56		(4.24)	1.18		0.15	143
13.79	344	3.63		(2.30)	1.19		0.14	136

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2015(e)	$39.42	$(0.07)	$(1.71)	$(1.78)	$—	$(0.16)	$(0.16)	$37.48
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
2012	31.33	(0.05)	(4.84)	(4.89)	(0.09)	(0.01)	(0.10)	26.34
2011	26.95	0.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(0.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
Class C (4/09)
2015(e)	38.22	(0.20)	(1.66)	(1.86)	—	(0.16)	(0.16)	36.20
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(0.25)	(4.71)	(4.96)	—	(0.01)	(0.01)	25.78
2011	26.69	(0.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(0.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
Class R3 (4/09)
2015(e)	39.14	(0.11)	(1.70)	(1.81)	—	(0.16)	(0.16)	37.17
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
2012	31.13	(0.10)	(4.81)	(4.91)	(0.02)	(0.01)	(0.03)	26.19
2011	26.86	(0.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(0.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
Class I (4/09)
2015(e)	39.66	(0.02)	(1.72)	(1.74)	(0.08)	(0.16)	(0.24)	37.68
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(0.17)	(0.01)	(0.18)	26.49
2011	27.04	0.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	0.01	4.32	4.33	—	(2.40)	(2.40)	27.04

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.61)%	$78,754	1.42	%**	(0.51	)%**	1.26	%**	(0.34	)%**	210%
15.21	69,253	1.52		(0.04)		1.42		0.07		326
33.17	7,056	1.93		(0.20)		1.42		0.31		358
(15.58)	906	1.65		(0.42)		1.43		(0.19)		246
25.16	1,402	3.38		(1.63)		1.43		0.32		200
17.42	368	4.70		(3.47)		1.44		0.20		185

(4.97)	13,312	2.18	**	(1.27	)**	2.01	**	(1.10	)**	210
14.33	9,723	2.28		(0.65)		2.17		(0.54)		326
32.20	144	2.70		(1.14)		2.17		(0.61)		358
(16.16)	54	2.43		(1.22)		2.18		(0.97)		246
24.20	453	4.85		(3.32)		2.18		(0.65)		200
16.57	365	5.45		(4.21)		2.19		(0.95)		185

(4.72)	193	1.67	**	(0.75	)**	1.51	**	(0.59	)**	210
14.85	181	1.79		(0.97)		1.67		(0.85)		326
32.83	624	2.22		(0.77)		1.67		(0.21)		358
(15.79)	463	1.89		(0.61)		1.68		(0.39)		246
24.86	458	4.35		(2.82)		1.68		(0.15)		200
17.14	367	4.95		(3.71)		1.69		(0.45)		185

(4.48)	239,430	1.18	**	(0.30	)**	0.99	**	(0.12	)**	210
15.48	115,789	1.27		0.08		1.17		0.19		326
33.48	26,975	1.72		(0.26)		1.17		0.29		358
(15.36)	19,107	1.39		(0.20)		1.18		0.01		246
25.46	28,697	2.05		0.20		1.18		1.07		200
17.70	369	4.45		(3.22)		1.19		0.05		185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of each Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and a new investment sub-advisory agreement with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Fund Reorganization

Effective after the close of business on September 19, 2014, Nuveen International Select Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc., was reorganized into International Growth (the “Acquiring Fund”), (the “Reorganization”).

The Reorganization was approved by the shareholders of the Acquired Fund at a special meeting on April 30, 2014.

Upon the closing of the Reorganization, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Target Fund and the Target Fund was terminated. As a result of this reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The shareholders of the Target Fund received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the Reorganization. Details of the Reorganization are further described in Note 8 – Fund Reorganization.

For accounting and performance reporting purposes, the Acquiring Fund is the survior.

Investment Objectives and Principal Investment Strategies

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

40	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Growth	International Growth
Outstanding when-issued/delayed delivery purchase commitments	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as

42	Nuveen Investments

provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$8,016,514	$3,154,048	**	$—	$11,170,562
Common Stock Rights	824	—		—	824
Short-Term Investments:
Repurchase Agreements	—	202,138		—	202,138
Total	$8,017,338	$3,356,186		$—	$11,373,524

International Growth
Long-Term Investments*:
Common Stocks	$97,354,012	$234,551,046	**	$—	$331,905,058
Common Stock Rights	47,149	—		—	47,149
Total	$97,401,161	$234,551,046		$—	$331,952,207
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
International Growth
Common Stocks	$—	$(4,076,825)	$4,076,825	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, each Fund’s investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
United Kingdom	$871,668	7.6%
Canada	690,117	6.1
Japan	607,547	5.3
Germany	565,556	5.0
France	402,935	3.5
China	299,323	2.6
Denmark	271,482	2.4
Sweden	260,289	2.3
Netherlands	213,909	1.9
India	196,507	1.7
Others countries	973,686	8.6
Total non-U.S. securities	$5,353,019	47.0%

International Growth
Country:
United Kingdom	$49,830,453	15.0%
Japan	49,778,455	15.0
Canada	33,367,159	10.1
Germany	31,531,543	9.5
China	24,489,947	7.4
France	19,128,527	5.8
Denmark	12,183,032	3.7
Switzerland	11,986,628	3.6
Netherlands	10,540,694	3.2
Hong Kong	10,028,225	3.0
Sweden	8,660,548	2.6
South Korea	7,955,008	2.4
Others countries	58,778,112	18.8
Total non-U.S. securities	$328,258,331	100.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

44	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the following Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	Fixed Income Clearing Corporation	$202,138	$(202,138)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/15		Year Ended 7/31/14
Global Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,448	$424,275	239,180	$8,139,575
Class C	519	15,850	44,983	1,462,582
Class R3	261	8,257	4,320	144,733
Class I	11,331	369,060	112,839	3,805,726
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,750	84,469	5,763	188,151
Class C	914	26,676	1,554	48,638
Class R3	481	14,536	872	28,060
Class I	3,587	112,098	7,091	234,787
	33,291	1,055,221	416,602	14,052,252
Shares redeemed:
Class A	(86,552)	(2,714,495)	(88,505)	(2,937,908)
Class C	(11,928)	(364,727)	(9,478)	(298,548)
Class R3	(48)	(1,499)	(208)	(6,835)
Class I	(11,669)	(375,751)	(69,807)	(2,350,134)
	(110,197)	(3,456,472)	(167,998)	(5,593,425)
Net increase (decrease)	(76,906)	(2,401,251)	248,604	$8,458,827

	Six Months Ended 1/31/15		Year Ended 7/31/14
International Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	527,711	$20,754,125	—	$—
Class C	68,830	2,622,251	—	—
Class R3	—	—	—	—
Class I	4,395,992	174,001,091	—	—
Shares sold:
Class A	474,307	17,990,313	2,206,449	88,890,749
Class C	86,882	3,217,931	265,292	10,458,125
Class R3	730	28,026	1,903	77,238
Class I	974,501	37,687,130	2,774,415	113,071,631
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,611	349,639	14,975	602,977
Class C	1,555	54,698	800	31,073
Class R3	22	800	354	14,087
Class I	29,259	1,080,676	27,130	1,101,804
	6,569,400	257,786,680	5,291,318	214,247,684
Shares redeemed:
Class A	(667,327)	(25,348,743)	(666,187)	(26,294,926)
Class C	(43,928)	(1,603,141)	(15,939)	(622,553)
Class R3	(186)	(7,081)	(15,567)	(647,454)
Class I	(1,964,715)	(74,179,537)	(648,554)	(25,878,278)
	(2,676,156)	(101,138,502)	(1,346,247)	(53,443,211)
Net increase (decrease)	3,893,244	$156,648,178	3,945,071	$160,804,473
(1)	Refer to Note 8 – Fund Reorganization for further details.

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Global Growth	International Growth
Purchases	$12,741,699	$655,249,309
Sales	15,550,174	701,471,759

46	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$10,674,959	$318,784,153
Gross unrealized:
Appreciation	$1,168,303	$20,299,885
Depreciation	(469,738)	(7,131,831)
Net unrealized appreciation (depreciation) of investments	$698,565	$13,168,054

Permanent differences, primarily due to foreign currency transactions, adjustments for passive foreign investment companies, distribution reallocations and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2014, the Funds’ last tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$—	$(14,961)
Undistributed (Over-distribution of) net investment income	38,405	337,212
Accumulated net realized gain (loss)	(38,405)	(322,251)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds’ tax last year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$—	$521,239
Undistributed net long-term capital gains	237,875	1,509,960
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Global Growth	International Growth
Distributions from net ordinary income[1]	$339,189	$1,537,102
Distributions from net long-term capital gains	160,447	218,416
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Funds’ last tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

International Growth
Utilized capital loss carryforwards	$586,753

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Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Global Growth	International Growth
Post-October capital losses[2]	$29,452	$2,783,078
Late-year ordinary losses[3]	46,238	—
[2]	Capital losses incurred from November 1, 2013 through July 31, 2014, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2014 through July 31, 2014 and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Growth	International Growth
For the first $125 million	0.6500%	0.6500%
For the next $125 million	0.6375	0.6375
For the next $250 million	0.6250	0.6250
For the next $500 million	0.6125	0.6125
For the next $1 billion	0.6000	0.6000
For net assets over $2 billion	0.5750	0.5750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Growth	0.1635%
International Growth	0.1851

48	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.20%		September 30, 2016	1.45%
International Growth	0.99	*	September 30, 2016	1.45
*	Effective September 20, 2014, the Fund’s temporary Expense Cap went from 1.20% to 0.99%.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected	$1,845	$44,191
Paid to financial intermediaries	1,638	39,392

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances	$179	$35,551

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained	$3,010	$49,031

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Growth	International Growth
CDSC retained	$491	$5,007

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Global Growth	International Growth
Class A Shares	2,513	—
Class C Shares	—	—
Class R3 Shares	18,608	—
Class I Shares	52,318	—

8. Fund Reorganization

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and the Target Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholder for federal income tax purposes.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization were as follows:

International Select
Cost of investments	$199,145,830
Fair value of investments	207,674,170
Net unrealized appreciation (depreciation) of investments	8,528,340

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization are as follows:

Target Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	2,538,426	$20,754,125	$8.18
Class C	323,172	2,622,251	8.11
Class I	21,295,292	174,001,091	8.17

Acquiring Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	1,719,671	$67,632,425	$39.33
Class C	291,052	11,088,329	38.10
Class R3	4,916	191,904	39.04
Class I	3,194,233	126,433,880	39.58

Acquiring Fund – After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Class A	2,247,382	$88,386,550	$39.33
Class C	359,882	13,710,580	38.10
Class R3	4,916	191,904	39.04
Class I	7,590,225	300,434,971	39.58

Pro Forma Results of Operations

The beginning of the Target Fund’s current fiscal period was November 1, 2014. Assuming the Reorganization had been completed on August 1, 2014, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	International Growth
Net investment income (loss)	$42,459
Net realized and unrealized gains (losses)	733,512
Change in net assets resulting from operations	775,971

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization were consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of “Accrued other expenses” on the Statement of Assets and Liabilities, when applicable.

50	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	51

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAM2-0115P        6716-INV-B-03/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: April 9, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 9, 2015